                           Registration No. 33-45122

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM N-4

                  REGISTRATION STATEMENT UNDER THE SECURITIES
                                  ACT OF 1933


                         Post-Effective Amendment No. 9


                                      and
                  REGISTRATION STATEMENT UNDER THE INVESTMENT
                              COMPANY ACT OF 1940


                                Amendment No. 9


                         PANORAMA PLUS SEPARATE ACCOUNT
                           (Exact Name of Registrant)

                          C.M. LIFE INSURANCE COMPANY
                              (Name of Depositor)

                     140 Garden Street, Hartford, CT 06154
              (Address of Depositor's Principal Executive Offices)

       Depositor's Telephone Number, including Area Code: 1-800-234-5606

                            Ann F. Lomeli, Secretary
                          C.M. Life Insurance Company
                               140 Garden Street
                          Hartford, Connecticut 06154

Approximate date of proposed public offering: Continuous.

It is proposed that this filing will become effective (check appropriate box)


/ / immediately upon filing pursuant to paragraph (b) of Rule 485
/X/ on May 1, 1999 pursuant to paragraph (b) of Rule 485
/ / 60 days after filing pursuant to paragraph (a) of Rule 485
/ / on (date) pursuant to paragraph (a) of the Rule 485

If appropriate, check the following box:

This post-effective amendment designates a new effective date for a previously filed post-effective amendment.


STATEMENT PURSUANT TO RULE 24f-2


The Registrant has registered an indefinite number or amount of its variable annuity contracts under the Securities Act of 1933 pursuant to Rule 24f-2 under the Investment Company Act of 1940. The Rule 24f-2 Notice for Registrant's fiscal year ended December 31, 1998 was filed on or about March 22, 1999.

                            CROSS REFERENCE TO ITEMS
                              REQUIRED BY FORM N-4

N-4 Item                       Caption in Prospectus
--------                       ---------------------
1 ............................ Cover Page


2 ............................ Index of Special Terms


3 ............................ Table of Fees and Expenses


4 ............................ Condensed Financial
                               Information; Performance

5 ............................ The Company; Investment
                               Choices

6 ............................ Expenses; Distributors

7 ............................ Ownership; Purchasing a
                               Contract; Voting Rights;
                               Reservation of Rights; Contract Value; Cover Page

8 ............................ The Income Phase

9 ............................ Death Benefit

10 ........................... The Accumulation Phase;
                               Distributors

11 ........................... Highlights; Withdrawals

12 ........................... Taxes

13 ........................... Legal Proceedings


14 ........................... Additional Information

                               Caption in Statement of
                               Additional Information
                               ----------------------
15 ........................... Cover Page

16 ........................... Table of Contents

17 ........................... General Information


18 ........................... Distribution; Experts

19 ........................... Purchase of Securities
                               Being Offered

20 ........................... Distribution

21 ........................... Performance Measures

22 ........................... Annuity Units and Unit
                               Values

23 ........................... Financial Statements


                                     PART A
                      INFORMATION REQUIRED IN A PROSPECTUS

C.M. Life Insurance Company

Panorama Plus Separate Account

Panorama Plus Variable Annuity

This prospectus describes the Panorama Plus variable annuity contract offered by C.M. Life Insurance Company. We will issue this contract as an individual or a group flexible premium deferred variable annuity depending on the state where we issue the contract. It provides for accumulation of contract value and annuity payments on a fixed and variable basis.


You, the contract owner, have a number of investment choices in this contract. These investment choices include the general account that is subject to an interest rate factor adjustment, as well as the following nine funds which are offered through our separate account, Panorama Plus Separate Account.


Panorama Series Fund, Inc.

o    Panorama Total Return Portfolio

o    Panorama Growth Portfolio

o    Panorama Government Securities Portfolio

o    Panorama International Equity Portfolio

Oppenheimer Variable Account Funds

o    Oppenheimer Money Fund/VA

o    Oppenheimer Bond Fund/VA


Fidelity Variable Insurance Products Fund II

o    VIP II Contrafund Portfolio*

American Century Variable Portfolios, Inc.

o    American Century VP Income & Growth Portfolio*

T. Rowe Price Equity Series, Inc.

o    T. Rowe Price Mid-Cap Growth Portfolio*

* Subject to state availability


Please read this prospectus before investing. You should keep it for future reference. It contains important information about the Panorama Plus contract.


To learn more about the Panorama Plus contract, you can obtain a copy of the Statement of Additional Information (SAI), dated May 1, 1999. We filed the SAI with the Securities and Exchange Commission (SEC) and it is legally a part of this prospectus. The SEC maintains a Web site (http://www.sec.gov) that contains the SAI, material incorporated by reference and other information regarding companies that file electronically with the SEC. The Table of Contents of the SAI is on page 31 of this prospectus. For a free copy of the SAI, or for general inquiries, call our Annuity Service Center at (800) 366-8226 or write to:
Panorama Plus, Annuity Products, H562, P.O. Box 9067, Springfield, Massachusetts 01102-9067.


The contracts:

o    are not bank deposits.

o    are not federally insured.

o    are not endorsed by any bank or governmental agency.

o    are not guaranteed and may be subject to loss of principal.

--------------------------------------------------------------------------------
The SEC has not approved these contracts or determined that this prospectus is accurate or complete. Any representation that it has is a criminal offense.
--------------------------------------------------------------------------------


May 1, 1999

Table Of Contents

                                                             Page
Highlights                                                      4

Panorama Plus Separate Account -
Table of Fees and Expenses                                      5

The Company                                                     9

The Panorama Plus Deferred Variable
Annuity Contract - General Overview                             9

Ownership of the Contact                                       10
     Owner                                                     10
     Annuitant                                                 10
     Contingent Annuitant                                      10
     Beneficiary                                               10

Purchasing a Contract                                          11
     Purchase Payments                                         11
     Allocation of Purchase Payments                           11

Investment Choices                                             12
     The Separate Account                                      12
     The Funds                                                 12
     The General Account                                       13

Contract Value                                                 14
     Accumulation Units                                        14
     Minimum Contract Value                                    14
     Transfers                                                 14
        Transfers During the
           Accumulation Phase                                  14
        Transfers During the Income Phase                      15
     Dollar Cost Averaging Program                             15
     Withdrawals                                               16
        Systematic Withdrawal Program                          16

Expenses                                                       18
     Insurance Charges                                         18
        Mortality and Expense Risk Charge                      18
        Administrative Expense Charge                          18
     Contract Maintenance Fee                                  18
     Surrender Charge                                          18
        Free Withdrawals                                       19
        Window Period                                          19
     Interest Rate Factor Adjustment                           19
     Premium Taxes                                             20
     Income Taxes                                              20
     Fund Expenses                                             20

The Income Phase                                               21
     Fixed Annuity Payments                                    21
     Variable Annuity Payments                                 21
     Annuity Unit Value                                        22
     Annuity Options                                           22

Death Benefit                                                  23
     Death Benefit During the Accumulation
        Phase                                                  23
     Death of Contract Owner                                   23
     Death of Annuitant                                        24
     Death Benefit Options                                     24
     Death of Annuitant on or after the
        Annuity Income Date                                    24

Taxes                                                          25
     Annuity Contracts in General                              25
     Qualified and Non-Qualified Contracts                     25
     Withdrawals - Non-Qualified Contracts                     25
     Withdrawals - Qualified Contracts                         26
     Withdrawals - Tax Sheltered Annuities                     26
     Withdrawals - Texas Optional Retirement
        Program                                                27

Other Information                                              28
     Terminal Illness Benefit                                  28
     Performance                                               28
        Standardized Total Returns                             28
        Nonstandard Total Returns                              28
        Yield and Effective Yield                              28
        Related Performance                                    29
     Year 2000                                                 29
     Distributors                                              29
     Electronic Transmission of Application
        Information                                            29
     Assignment                                                29
     Misstatement of Age or Sex                                30
     Voting Rights 30
     Reservation of Rights                                     30
     Suspension of Payments or Transfers                       30
     Legal Proceedings                                         30
     Financial Statements                                      30

Additional Information                                         31

Appendix A -
Condensed Financial Information                                A-1

Index Of Special Terms

We have tried to make this prospectus as readable and understandable for you as possible. By the very nature of the contract, however, certain technical words or terms are unavoidable. We have identified the following as some of these words or terms. The page that is indicated here is where we believe you will find the best explanation for the word or term.

                                                                     Page
Accumulation Phase                                                      9

Accumulation Unit                                                      14

Annuitant                                                              10

Annuity Income Date                                                    21

Annuity Options                                                        22

Annuity Payments                                                       21

Annuity Service Center                                         Cover Page

Annuity Unit Value                                                     22

Contract Issue Date                                                    11

Free Withdrawal                                                        19

Income Phase                                                            9

Interest Rate Factor Adjustment                                        19

Non-Qualified                                                          25

Purchase Payment                                                       11

Qualified                                                              25

Separate Account                                                       12

Tax Deferral                                                            9

Window Period                                                          19

Highlights

This prospectus describes the general provisions of the Panorama Plus contract. You may review a copy of the contract upon request.

Free Look

You have a right to examine your contract. If you change your mind about owning your contract, you can cancel it within 15 calendar days after we issue it. However, this time period may vary by state. When you cancel the contract within this time period, we will not assess a surrender charge, interest rate factor adjustment, contract maintenance fee or premium tax. You will receive back your contract value as of the business day we receive your contract and written request at our Annuity Service Center. If your state requires it or if you purchase this contract as an IRA, we will return the greater of your purchase payments less any withdrawals you took, or the contract value.

Surrender Charge

We do not deduct a sales charge when we receive a purchase payment from you. However, we may assess a surrender charge if you withdraw all of or any part of the contract value. We will deduct this charge on the business day we receive your written request for a withdrawal. The surrender charge is 5% of the amount withdrawn for the first five contract years and 0% thereafter.

Federal Income Tax Penalty

If you withdraw any of the contract value from your non-qualified contract, a 10% federal income tax penalty may be applied to the amount of the withdrawal that is includible in your gross income for tax purposes. Some withdrawals may be exempt from the penalty tax. They include any amounts:

o    paid on or after you reach age 59 1/2;

o    paid to your beneficiary after you die;

o paid if you become totally disabled as that term is defined in the Internal Revenue Code;

o paid in a series of substantially equal payments made annually or more frequently, for life or a period not exceeding life expectancy;

o    paid under an immediate annuity; or

o    that come from purchase payments made before August 14, 1982.

The Internal Revenue Code (the Code) treats any withdrawal as first coming from earnings and then from your purchase payments. Separate tax penalties and restrictions apply to withdrawals under qualified contracts. Please refer to the Taxes section of this prospectus for more information.

Panorama Plus Separate Account
Table Of Fees And Expenses

Contract Owner Transaction Expenses

Transfer Fee:                                                  Currently, no fee

Sales Load on Purchases:                                       0%

Surrender Charge
(as a percentage of contract value withdrawn):                 5% for contract years 1-5 and 0% thereafter

Contract Maintenance Fee:                                      $30 per Contract Year.

Separate Account Annual Expenses
(as a percentage of the average account value)

Mortality and Expense Risk Charge:                             1.07%

Administrative Charge:                                         0.07%
                                                               ----

Total Separate Account Annual Expenses:                        1.14%

Annual Fund Expenses
(as a percentage of average net assets as of December 31, 1998)


                                                         Management     Other      Total Operating
                                                            Fees       Expenses       Expenses
                                                                    After Expense   After Expense
                                                                    Reimbursements  Reimbursements
Oppenheimer Money Fund/VA                                   0.45%        0.05%          0.50%
Oppenheimer Bond Fund/VA                                    0.72%        0.02%          0.74%
Panorama Total Return Portfolio                             0.53%        0.02%          0.55%
Panorama Growth Portfolio                                   0.52%        0.01%          0.53%
Panorama International Equity Portfolio                     1.00%        0.09%          1.09%
Panorama Government Securities Portfolio                    0.52%        0.16%          0.68%
Fidelity's VIP II Contrafund Portfolio*                     0.59%        0.07%**        0.66%**
American Century VP Income & Growth Portfolio*              0.70%        0.00%          0.70%
T. Rowe Price Mid-Cap Growth Portfolio*                     0.85%        0.00%          0.85%


*   Subject to state availability

** A portion of the brokerage commissions that the VIP II Contrafund Portfolio pays was used to reduce the other expenses for the Portfolio. In addition, this Portfolio has entered into arrangements with its custodian whereby credits realized as a result of uninvested cash balances were used to reduce custodian expenses. Without such reductions, the other expenses for this Portfolio would have been 0.11%, increasing the total fund operating expenses to 0.70%

(See the funds' prospectuses for more information.)

In addition to the expenses indicated in the Table of Fees and Expenses, we apply an interest rate factor adjustment to the amount of your contract value in the general account that is subject to surrender charge if you make a full or partial withdrawal during the accumulation phase. We also apply an interest rate factor adjustment on the annuity income date if you apply the general account balance to a variable annuity option. We do not apply an interest rate factor adjustment if the amount withdrawn is a free withdrawal amount, or the withdrawal is made during a window period. The adjustment does not apply to contracts issued to Pennsylvania residents. The interest rate factor adjustment may increase or decrease the general account balance withdrawal proceeds.

Examples

The following examples are designed to help you understand the expenses in the contract. The examples show the cumulative expenses you would pay assuming you invested $1,000 in a contract and allocated all of it to a fund which earned 5% each year. All the expenses shown in the table of fees and expenses, including the annual fund expenses, are assumed to apply.

In the first example, we assume that you withdrew all of your money at the end of years 1, 3, 5 or 10.


                                            Year   1        3       5        10
Money Market Sub-Account(1)                      $ 69     $105     $ 94     $205
Income Sub-Account(2)                              72      112      107      231
Total Return Sub-Account                           70      106       97      210
Growth Sub-Account                                 70      105       96      208
International Equity Sub-Account                   75      122      125      267
Government Securities Sub-Account                  71      110      104      224
Contrafund Sub-Account*                            71      110      105      227
Income & Growth Sub-Account*                       71      110      105      227
Mid-Cap Growth Sub-Account*                        73      115      113      243


In this second example, we assume 1) that you did not make a withdrawal or 2) that you decided to begin the income phase at the end of each year shown. (The income phase is not available until the end of the 5 th contract year.)


                                            Year   1        3       5        10
Money Market Sub-Account(1)                      $ 18     $ 55     $ 94     $205
Income Sub-Account(2)                              20       62      107      231
Total Return Sub-Account                           18       56       97      210
Growth Sub-Account                                 18       56       96      208
International Equity Sub-Account                   24       73      125      267
Government Securities Sub-Account                  20       60      104      224
Contrafund Sub-Account*                            20       61      105      227
Income & Growth Sub-Account*                       20       61      105      227
Mid-Cap Growth Sub-Account*                        21       66      113      243


(1)  The Money Market Sub-Account invests in the Oppenheimer Money Fund/VA.

(2)  The Income Sub-Account invests in the Oppenheimer Bond Fund/VA. .

* Subject to state availability

The purpose of the Table of Fees and Expenses is to assist you in understanding the various costs and expenses that you will incur. The table reflects expenses of the separate account and the funds.


The examples reflect the $30 annual contract maintenance fee as an annual charge of 0.086% of the assets. This charge is based on an anticipated average contract value of $35,000.


The examples do not reflect any premium taxes. However, premium taxes may apply.

The examples should not be considered a representation of past or future expenses. Actual expenses may be greater or less than those shown.

There is an accumulation unit value history contained in Appendix A - Condensed Financial Information.

The Company


C.M. Life Insurance Company, 140 Garden Street, Hartford, Connecticut 06154, is a stock life insurance company. It was chartered by a special Act of the Connecticut General Assembly on April 25, 1980. It is principally engaged in the sale of life insurance and annuities, and is licensed in all states except New York. The Company is a wholly-owned subsidiary of Massachusetts Mutual Life Insurance Company (MassMutual). MassMutual is a mutual life insurance company specially chartered by the Commonwealth of Massachusetts on May 14, 1851. It is currently licensed to transact life, accident, and health insurance business in all states, the District of Columbia, Puerto Rico and certain provinces of Canada. MassMutual had estimated consolidated statutory assets in excess of $67 billion and estimated total assets under management of $176.8 billion as of December 31, 1998.


The Panorama Plus Deferred Variable
Annuity Contract

General Overview

This annuity is a contract between you, the owner and us, C.M. Life. The contract is intended for retirement savings or other long-term investment purposes. In exchange for your purchase payments, we agree to pay you an income when you choose to receive it. You elect the income period beginning on a date you designate that is at least 5 years in the future from the date we issued your contract. The contract, like all deferred annuity contracts, has two phases
- the accumulation phase and the income phase. Your contract is in the accumulation phase until you decide to begin receiving annuity payments. During the accumulation phase we provide a death benefit. Once you begin receiving annuity payments, your contract enters the income phase.

You are not taxed on contract earnings until you take money from your contract. This is known as tax deferral.


The contract is called a variable annuity because you can choose to allocate your purchase payments among various investment choices. Your choices include nine funds and the general account. The amount of money you are able to accumulate in your contract during the accumulation phase depends upon the investment performance of the funds you elect as well as the interest we credit on the general account.


At the beginning of the income phase, you can choose to receive annuity payments on a variable basis, fixed basis or a combination of both. If you choose variable payments, the amount of the annuity payments will fluctuate depending on the investment performance of the funds you elect for the income phase. If you elect to receive payments on a fixed basis, the payments you receive will remain level.

We may issue the contract as an individual or group flexible premium deferred variable annuity. In those states where we issue a group contract, we issue a certificate to individuals. The certificate is subject to the terms of the group contract under which we issue the certificate. You may become a participant under the group contract by completing an application and forwarding an initial purchase payment to us. The certificate we issue to a participant indicates the participant's rights and benefits under the group contract. Terms of the group contract are controlling.

The participant as owner may exercise all rights and benefits of the certificate without the consent of the group contract owner. Unless we state otherwise, the owner of a certificate under a group Panorama Plus deferred variable annuity and the owner of an individual Panorama Plus deferred variable annuity have the same rights and benefits. As a result, the term "contract" means either an individual Panorama Plus deferred variable annuity or a certificate issued under the group Panorama Plus deferred variable annuity.

Ownership of the Contract

Owner

The owner is named at time of application. The owner can be an individual or a non-natural person. We will not issue a contract to you if you have reached your 85 th birthday as of the date we proposed to issue the contract.

As the owner of the contract, you exercise all rights under the contract. The owner names the beneficiary. You may change the owner of the contract at any time prior to the annuity date by written request. If you change the owner, the change is subject to our underwriting rules. Changing the owner may result in tax consequences. On and after the annuity income date, you continue as the owner.

Annuitant

The annuitant is the person on whose life we base annuity payments. You designate the annuitant at the time of application. We will not issue a contract to you if the proposed annuitant has reached his/her 85th birthday as of the date we proposed to issue the contract. You may change the annuitant before the annuity income date, subject to our underwriting rules. However, the annuitant may not be changed on a contract owned by a non-natural person.

Contingent Annuitant

You may name a contingent annuitant. If the annuitant dies before the annuity income date, the contingent annuitant will receive all benefits otherwise due the annuitant, providing he/she is less than 85 years of age on the date the annuitant died.

Beneficiary

The beneficiary is the person(s) or entity you name to receive any death benefit. You name the beneficiary at the time of application. Unless an irrevocable beneficiary has been named, you can change the beneficiary at any time before you die.

After we receive proof of death, the beneficiary has the exclusive right to:

o appoint a contingent beneficiary who would succeed to the beneficiary's interest if the beneficiary dies; and

o    make transfers under the contract.

Purchasing a Contract

Purchase Payments

The minimum amount we accept for your initial purchase payment is $500, or $40 per month when purchased under an automatic investment plan. You can make additional purchase payments of as little as $50.

The maximum amount of cumulative purchase payments we accept without our prior approval is based on the annuitant's age when we issued the contract. The maximum amount is:

o    $1 million up to the annuitant's 76 th birthday; or

o    $500,000 if the annuitant is age 76 or older.

You may make your initial purchase payment, along with your completed application, by giving them to your agent/broker. You may make additional purchase payment by mailing them to our Annuity Service Center. You may also instruct your bank to wire transfer funds to:

     Fleet Bank, Hartford, CT
     ABA #01190045
     CM Life Insurance/Panorama Plus Account
     #5033-9395
     Ref: (VA Contract Number)
     Name: (Your Name)

We have the rights to reject any application or purchase payment.

Allocation of Purchase
Payments

When you purchase your contract, you choose how we will apply your purchase payments among the investment choices. If you make additional purchase payments, we will apply them in the same way as your first purchase payment, unless you tell us otherwise.

Once we receive your purchase payment and the necessary information at our Annuity Service Center, we will issue your contract and apply your first purchase payment within 2 business days. If you do not give us all of the information we need, we will contact you to get it. If for some reason we are unable to complete this process within 5 business days, we will either send back your money or get your permission to keep it until we get all of the necessary information.

We consider the date we credit your initial purchase payment to your contract as the contract issue date. We use this contract issue date to determine contract years and contract anniversaries.

If you add more money to your contract by making additional purchase payments, we will credit these amounts to your contract on the business day we receive them at our Annuity Service Center. Our business day closes when the New York Stock Exchange closes, usually 4:00 p.m. Eastern time. If we receive your purchase payment at our Annuity Service Center on a non-business day or after the business day closes, we will credit the amount to your contract effective the next business day.

After the first contract year, we limit the amount of money that you may allocate to the general account in any one contract year to the greater of:

o    $25,000; or

o 125% of the average annual purchase payments you have allocated to the general account during the last 5 contract years, or all years, if your contract is less than 5 years old.

This restriction does not apply during the window period.

Investment Choices

The Separate Account

We established a separate account, Panorama Plus Separate Account, to hold the assets that underlie the contracts. Our Board of Directors adopted a resolution to establish the separate account under Connecticut insurance law on September 25, 1991. We have registered the separate account with the Securities and Exchange Commission as a unit investment trust under the Investment Company Act of 1940.

C.M. Life owns the assets of the separate account. However, those separate account assets equal to the reserves and other contract liabilities are not chargeable with liabilities arising out of any other business we may conduct. All the income, gains and losses (realized or unrealized) resulting from these assets are credited to, or charged against, the contracts and not against any other contracts we may issue.


The separate account is currently divided into 9 sub-accounts. Each of these sub-accounts invests in a fund. You bear the complete investment risk for purchase payments that you allocate to a fund.


The Funds


Subject to state availability, the contract offers 9 funds which are listed below. We may add additional funds in the future.


Panorama Series Fund, Inc.

Panorama Series Fund, Inc. ("Panorama Fund") is an open-end investment company. Oppen-heimerFunds, Inc. ("OFI"), is the investment adviser to the Panorama Fund.


OFI has operated as an investment adviser since 1959 and, together with a subsidiary, manages investment companies with over $95 billion in assets and over 4 million shareholder accounts as of December 31, 1998. OFI is owned by Oppen-heimer Acquisition Corporation, a holding company that is owned in part by senior officers for OFI and controlled by MassMutual. The address of OFI is Two World Trade Center, New York, NY 10048-0203.


Babson-Stewart Ivory International ("Babson-Stewart"), One Memorial Drive, Cambridge, MA 02142, is the subadviser to the International Equity Portfolio. Babson-Stewart is a partnership formed in 1987 between David L. Babson & Co., Inc., a subsidiary of MassMutual and Stewart Ivory & Co., Ltd., located in Edinburgh, Scotland.


Panorama Total Return Portfolio. The Panorama Total Return Portfolio seeks to maximize the total investment return (including both capital appreciation and income) by allocating its assets among stocks, corporate bonds, U.S. Government securities and its instrumentalities, and money market instruments according to changing market conditions.


Panorama Growth Portfolio. The Panorama Growth Portfolio seeks long-term growth of capital by investing primarily in common stocks with low price-earnings ratios and better than anticipated earnings. Realization of current income is a secondary consideration.

Panorama International Equity Portfolio. The Panorama International Equity Portfolio seeks long-term growth of capital by investing primarily in equity securities of companies wherever located, the primary stock market of which is outside the United States.

Panorama Government Securities Portfolio. The Panorama Government Securities Portfolio seeks a high level of current income with a high degree of safety of principal, by investing primarily in U.S. Government securities and U.S. Government related securities.

Oppenheimer Variable Account Funds

Oppenheimer Variable Account Funds ("Oppen-heimer Funds") is an investment company consisting of ten separate series of shares known as funds. The Oppenheimer Funds are also advised by OFI.

Oppenheimer Bond Fund/VA. The Oppenheimer Bond Fund/VA seeks a high level of current income. The Fund seeks capital growth when consistent with its primary objective. This Fund will, under normal market conditions, invest at least 65% of its total assets in investment grade debt securities

Oppenheimer Money Fund/VA. The Oppen-heimer Money Fund/VA seeks maximum current income from investments in money market securities that is consistent with low capital risk and maintenance of liquidity. The fund invests in short-term, high quality money market securities.


T. Rowe Price Equity Series, Inc.

T. Rowe Price Equity Series, Inc. is a diversified, open-end investment company incorporated in Maryland in 1994. The T. Rowe Price Mid-Cap Growth Portfolio is a separate series of shares of T. Rowe Price Equity Series, Inc. T. Rowe Price Associates, Inc. was founded in 1937 and is the investment adviser to the Portfolio. Its business address is 100 East Pratt Street, Baltimore, MD 21202.

T. Rowe Price Mid-Cap Growth Portfolio.* The T. Rowe Price Mid-Cap Growth Portfolio seeks long-term capital appreciation by investing in mid-cap stocks with potential for above-average earnings growth. T. Rowe Price defines mid-cap companies as those with market capitalizations within the range of companies in the S&P 400 Mid-Cap Index

* Subject to state availability.

American Century Variable
Portfolios, Inc.

American Century Variable Portfolios, Inc. ("American Century VP") was organized as a Maryland Corporation in 1987 and is a diversified, open-end management investment company. American Century Management, Inc. ("American Century") is the investment manager of American Century VP. American Century has been providing investment advisory services to investment companies and institutional investors since founded in 1958. American Century's address is American Century Tower, 4500 Main Street, Kansas City, Missouri 64111.

American Century VP Income & Growth Portfolio.* The American Century VP Income & Growth Portfolio seeks dividend growth, current income and capital appreciation by investing in common stocks.

* Subject to state availability.

Fidelity Variable Insurance Products
Fund II

Fidelity Variable Insurance Products Fund II ("VIP II") is an open-end management investment company, organized as a Massachusetts business trust in 1988. Fidelity's VIP II Contrafund Portfolio is a diversified fund of VIP II.

Fidelity Management & Research Company ("FMR") is the investment adviser to Fidelity's VIP II Contrafund Portfolio. FMR is the management arm of Fidelity Investments. Fidelity Investments has its principal business address at 82 Devonshire Street, Boston, MA 02109.

Fidelity Management & Research(U.K.) Inc. in London, England, and Fidelity Management & Research (Far East) Inc. in Tokyo, Japan, assist FMR with foreign investments. They each serve as subadvisors for Fidelity's VIP II Contrafund Portfolio.

Fidelity's VIP II Contrafund Portfolio.* Fidelity's VIP II Contrafund Portfolio seeks long-term capital appreciation by investing in the securities of companies whose value is not fully recognized by the public.

* Subject to state availability.


--------------------------------------------------------------------------------
There is no assurance that the funds will achieve their stated objective. The fund prospectuses contain more detailed information about the funds. Current copies of the fund prospectuses are attached to this prospectus. You should read the information contained in the funds' prospectuses carefully before investing.
--------------------------------------------------------------------------------

The General Account

Amounts that you allocate to the general account become part of our general account assets and are subject to the claims of all our creditors. All of our general account assets will be available to fund benefits under a contract. You can also make transfers of your contract value into the general account. You do not participate in the investment performance of the assets in the general account. Instead, we credit your contract with interest at a specified rate that we declare in advance. We guarantee this rate will be at least 3% per year. We may credit a higher rate of interest at our discretion.

Any part of your contract value that is held in the general account is subject to an interest rate factor adjustment. We explain the interest rate factor adjustment later in this prospectus and in the attached prospectus for the fixed account with interest rate factor adjustment.

Contract Value

Your contract value is the sum of your value in the separate account and the general account.

Your value in the separate account will vary depending on the investment performance of the funds you choose. In order to keep track of your contract value, we use a unit of measure called an accumulation unit. During the income phase of your contract we call the unit an annuity unit.

Accumulation Units

Every business day we determine the value of an accumulation unit for each of the funds. Changes in the accumulation unit value reflect the investment performance of the fund as well as deductions for insurance and other charges.

The value of an accumulation unit may go up or down from business day to business day.

The Statement of Additional Information contains more information on the calculation of the accumulation unit value.

When you make a purchase payment to the funds, we credit your contract with accumulation units. We determine the number of accumulation units to credit by dividing the amount of the purchase payment allocated to a fund by the value of one accumulation unit for that fund. When you make a withdrawal, we deduct from your contract accumulation units representing the withdrawal amount.

We calculate the value of an accumulation unit for each fund after the New York Stock Exchange closes each business day. Any change in the accumulation unit value will be reflected in your contract value.

Example:

On Monday we receive an additional purchase payment of $5,000 from you. You have told us you want this to go to the Oppenheimer Bond Fund/VA. When the New York Stock Exchange closes on that Monday, we determine that the value of an accumulation unit for the Oppenheimer Bond Fund/VA is $13.90. We then divide $5,000 by $13.90 and credit your contract on Monday night with 359.71 accumulation units for the Oppenheimer Bond Fund/VA.

Minimum Contract Value

You must maintain a minimum contract value of $250 during the accumulation phase of your contract. If you fail to do so, we may, upon 60 days notice, return your contract value less any applicable fees or charges. Your contract will continue in force if you make purchase payments that restore your contract value to the minimum contract value within 60 days of the notice date.

Transfers

You can transfer all or part of your contract value. You can make transfers by telephone. If you want to use our automatic voice response system, you must submit a written request to obtain a personal identification number (PIN). We will use reasonable procedures to confirm that instructions given to us by telephone are genuine. We may be liable for any losses due to unauthorized or fraudulent instructions, if we fail to use such procedures. We may tape record all telephone instructions.

Transfers During the Accumulation Phase

You, or the beneficiary if a death benefit has become payable, may transfer all or part of the assets in a fund or the general account. You can make a transfer to or from the general account and to or from any fund. We currently do not limit the number of times a year you may make transfers. We currently do not impose a fee on transfers. However, we reserve the right to charge a fee in the future.

The following rules apply to any transfer during the accumulation phase:

1.   The minimum amount that you may transfer is $100.

2. The total amount that you may transfer to or from the general account is limited to the greater of:

     o    $25,000, or

     o 30% of the general account balance at the end of the previous contract year.

3. We only allow transfers between competing accounts during the window period. For this purpose, we consider the general account and the Oppenheimer Money Fund/VA "competing accounts".

     The window period is the last 30 days of each 5-year period.

4. We restrict other transfers involving any competing account for certain periods:

     o for a period of 90 days following a transfer out of a competing account, you may not transfer into the other competing account.

     o for a period of 90 days following a transfer into a competing account, you may not transfer out of the other competing account.

Your transfer is effective on the business day we receive your request at our Annuity Service Center. Our business day closes when the New York Stock Exchange closes, usually 4:00 p.m. Eastern time. If we receive your request at our Annuity Service Center on a non-business day or after our business day closes, your transfer request will be effective on the next business day.

Transfers During the Income Phase

During the income phase you may make only 1 transfer of your value in the separate account each contract year. We do not permit transfers to or from the general account.

We have the right to terminate or modify these transfer provisions.

Dollar Cost Averaging Program

The Dollar Cost Averaging Program allows you to systematically transfer a set amount from the general account or a elected fund to any of the other funds. By allocating amounts on a regular schedule as opposed to allocating the total amount at one particular time, you may be less susceptible to the impact of market fluctuations. The Dollar Cost Averaging Program is available only during the accumulation phase.

Dollar Cost Averaging does not assure a profit and does not protect you against loss in declining markets. Since Dollar Cost Averaging involves continuous investment in securities regardless of fluctuating price levels of such securities, you should consider your financial ability to continue the Dollar Cost Averaging Program through periods of fluctuating price levels.

We offer 3 Dollar Cost Averaging options.

1. Fixed dollar amount transfers from one fund to one or more other fund(s). The minimum transfer amount is $100.

2. Fixed dollar amount transfers from the general account to one or more fund(s) except the Oppenheimer Money Fund/VA. The minimum transfer is $100.

You may elect this option only during the accumulation phase at the time of your initial purchase payment into the general account or on your contract anniversary date. We must receive your written request to elect this option at least 5 business days before your contract anniversary. We limit the amount you may transfer from the general account as follows:

     o    In the initial contract year, you may transfer the greater of:

          a)   30% of your initial purchase payment, or

          b)   $25,000.

     o    In subsequent contract years, you may transfer the greater of:

          a) 30% of your contract value in the general account at the end of the previous contract year, or

          b)   $25,000.

3. Transfers of interest from the general account to any fund(s) except the Oppenheimer Money Fund. You must have at least $5,000 in the general account on each transfer date to participate in this option. We waive the $100 minimum transfer amount for this option.

You may elect this option only:

     o at the time you make the initial purchase payment to the general account, or

     o    in subsequent years, on your contract's anniversary date.

We do not allow you to make additional transfers from the general account while Dollar Cost Averaging options 2 or 3 are in effect, unless your contract is in the window period.

You can choose the frequency at which we make the Dollar Cost Averaging transfers, i.e., monthly, quarterly, semi-annually or annually. You will also choose the specific date on which you would like the first Dollar Cost Averaging transfer to occur. However, if you elect a date that is less than 5 business days from the date the election form is received at our Annuity Service Center, we may defer the first transfer for one month. If you do not elect a start date, we will automatically start the Dollar Cost Averaging Program within 5 business days from the date we receive your election form. You may make changes to your election, including termination of the program, by written request. If you participate in the Dollar Cost Averaging Program, you cannot also participate in the Systematic Withdrawal Plan.

The Dollar Cost Averaging option will terminate:

     o    if you withdraw your total contract value;

     o    if we have made the last transfer you elected;

     o    if there is insufficient contract value to make the transfer;

     o    upon your death or the annuitant's death;

     o if we receive from you a written request to terminate the program at our Annuity Service Center at least 5 business days prior to the next transfer date;

     o if for option 3, your contract value in the general account falls below $5,000; or

     o    if you begin receiving annuity payments.

We currently do not charge you for participation in the Dollar Cost Averaging Program. However, we reserve the right to charge for this feature in the future. We have the right to modify, terminate or suspend the Dollar Cost Averaging Program.

Withdrawals

During the accumulation phase you may make either partial or total withdrawals of your contract value. Your withdrawal request is effective on the business day we receive your written request at our Annuity Service Center. If we receive your request at our Annuity Service Center on a non-business day or after our business day closes, your withdrawal request will be effective on the next business day. We will pay any withdrawal amount within 7 days of our receipt of your fully completed written request at our Annuity Service Center unless we are required to suspend or postpone withdrawal payments.

Unless you instruct us otherwise, we will take any partial withdrawal proportionally from your contract value in the funds and the general account. The minimum amount that you may withdraw from the separate account or general account is $100. We require that after you make a partial withdrawal you keep at least $250 in the contract. Partial withdrawals are subject to a surrender charge.

When you make a total withdrawal you will receive your contract value:

o    less any applicable surrender charge;

o    less any applicable premium tax;

o    less any contract maintenance fee, and

o less any purchase payments we credited to your contract that have not cleared the bank, until they clear the bank.

We also apply the interest rate factor adjustment to amounts withdrawn from the general account, unless you withdraw amounts during the window period.

Systematic Withdrawal Program

This program provides for an automatic monthly, quarterly, semi-annual or annual payment to you from your contract of at least $100. Currently, we do not charge for this program, but we reserve the right to charge in the future.

You may elect to begin the Systematic Withdrawal Program on or after your first contract anniversary. We will begin systematic withdrawals on the date you elect as long as we receive a fully completed written request at least 5 business days prior to the date you elected. If the start date you elect is less than 5 days after we receive your written request, we may postpone the start of your systematic withdrawals for one month. If you do not elect a start date, we will automatically begin systematic withdrawals within 5 business days after we receive your request.

If you are participating in the Automatic Investment Plan Option, or the Dollar Cost Averaging Program you cannot also participate in the Systematic Withdrawal Plan.

Your systematic withdrawal program ends:

o    if you withdraw your total contract value;

o    upon your death or the annuitant's death;

o    if we process the last withdrawal you elected;

o if your value in a elected fund or the general account is insufficient to complete the withdrawal;

o    if you begin receiving annuity payments;

o if you give us a written request to terminate your program. We must receive your request at least 5 business days before the next scheduled withdrawal date.

The Systematic Withdrawal Program is available only during the accumulation phase. Withdrawals in excess of your free withdrawal amount may be subject to a surrender charge and interest rate factor adjustment.

--------------------------------------------------------------------------------
Income taxes, tax penalties and certain restrictions may apply to any withdrawal you make.
--------------------------------------------------------------------------------

Expenses

There are charges and other expenses associated with the contracts that reduce the return on your investment in the contract. These charges and expenses are:

Insurance Charges

Each business day we deduct our insurance charges from the assets of the separate account. We do this as part of our calculation of the value of the accumulation units and the annuity units. The insurance charge has two parts:
(1) the mortality and expense risk charge and (2) the administrative expense charge.

Mortality and Expense Risk Charge

This charge is equal, on an annual basis, to 1.07% of the daily value of the assets invested in each fund, after fund expenses are deducted. This charge is for:

o the mortality risk associated with the insurance benefits provided, including our obligation to make annuity payments after the annuity date regardless of how long all annuitants live, the death benefits, and the guarantee of rates used to determine your annuity payments during the income phase;

o the expense risk that the current charges will be insufficient to cover the actual cost of administering the contract.

We reserve the right to increase the mortality and expense risk charge. We will not increase it above 1.25%. If the mortality and expense risk charge is not sufficient, then we will bear the loss. However, we do expect to profit from this charge.

Administrative Expense Charge

This charge is equal, on an annual basis, to 0.07% of the daily value of the contracts invested in each fund, after fund expenses are deducted. We assess this charge, together with the annual contract maintenance fee, to reimburse us for all the expenses associated with the administration of the contract and the separate account. Some of these expenses are: preparation of the contract, confirmations, annual reports and statements, maintenance of contract records, personnel costs, legal and accounting fees, filing fees, and computer and systems costs. We can increase this charge, but the combined total of the administrative expense charge and the mortality and expense risk charge will never exceed 1.50%.

Contract Maintenance Fee

We deduct $30 from your contract as a contract maintenance fee on the last day of each contract year during the accumulation phase and, if you fully withdraw your contract value, on that withdrawal date. We may increase this charge, but it will not exceed $60 per year. Subject to state regulations, we will deduct the annual contract maintenance fee proportionately from the investment choices you have elected. For contracts issued to Pennsylvania residents, we will calculate this fee as a pro rata portion of the balance in each fund.

We will not deduct the contract maintenance fee after your contract begins the income phase. We do not expect to profit from this fee.

Surrender Charge

We do not deduct a sales charge when we receive a purchase payment. However, if you withdraw all of or any part of the contract value during the first 5 contract years, we may assess a surrender charge on the amount you withdraw that exceeds the free withdrawal amount. The surrender charge is 5% of the amount withdrawn. We use this charge to cover certain expenses relating to the sale of the contract. We will deduct any surrender charge as of the business day we receive your written request.

If you withdraw:

o from more than one investment choice, we will deduct the surrender charge proportionately from the amounts remaining in the investment choice(s) you elected.

o the total value from an investment choice, we will deduct the surrender charge proportionately from amounts remaining in the investment choices that still have value.

o your entire contract value, we will deduct the surrender from the contract value. You will receive a check for the net amount.

In addition to the free withdrawals described later in this section, we will not impose a surrender charge under the following circumstances:

o    If you cancel the contract during the 15 day free look period.

o    If you withdraw the entire contract value on the annuity income date.

o If you take a partial or full withdrawal during the window period or after the first 5 contract years.

o    If we pay a death benefit.

o If you redeem "excess contributions" to a plan qualifying for special income tax treatment. These types of plans are referred to as Qualified Plans, including Individual Retirement Annuities (IRAs) and Tax Sheltered Annuities (TSAs). We look to the Internal Revenue Code for the definition and description of excess contributions.

o If you surrender your contract before April 30, 2000, and the proceeds of the surrender are used to purchase a new group annuity issued by MassMutual. The group annuity may be subject to charges upon surrender.

o If you fully surrender a Panorama variable annuity contract that is past its surrender charge period and exchange it for a Panorama Plus contract.

Exchange programs may not be available in all states. Check with your agent. We have the right to terminate these exchange programs at any time. If you want more information about the exchange programs, contact your agent or us at our Annuity Service Center.

C.M. Life guarantees that the aggregate surrender charge will never exceed 8.5% of the total purchase payments made. Further information about how the surrender charge is calculated can be found in the Statement of Additional Information.

Free Withdrawals

Beginning in the second contract year, you may withdraw an amount without incurring a surrender charge or an interest rate factor adjustment. The maximum you may withdraw without penalty is 10% of your contract value as of the end of the previous contract year. You may take this 10% in multiple withdrawals each contract year.

Window Period

The window period is the last 30 days of each 5-year period. During this window period, you may surrender or transfer to any fund, part or all of your contract value in the general account without incurring a surrender charge or an interest rate factor adjustment. During the window period you may also surrender all or part of your contract value in the separate account without incurring a surrender charge.

Interest Rate Factor Adjustment

Except during the window period, we will apply an interest rate factor adjustment:

o to any amount that you partially or fully withdraw from the general account during the accumulation phase, or

o to any amount from the general account that you apply to a variable annuity option at the beginning of the income phase.

We base the interest rate factor adjustment on the interest rates payable on U.S. Treasury securities. This means that generally, if rates on U.S. Treasury securities are higher when you withdraw than when you made the payment, a negative adjustment will be applied to the amount you withdraw. This could result in your receiving an amount lower than the amount of your purchase payment(s). If rates on U.S. Treasury securities are lower when you withdraw than when you made the payment, a positive adjustment will be applied to the amount you withdraw. This could result in your receiving an amount higher than the amount of your purchase payment(s).

We do not apply the interest rate factor adjustment during the window period or to free withdrawal amounts. Also, we do not apply the interest rate factor adjustment to contracts we issue to Pennsylvania residents.

Further information about the interest rate factor adjustment can be found in the Statement of Additional Information and the attached prospectus for the fixed account with interest rate factor adjustment.

Premium Taxes

Some states and other governmental entities charge premium taxes or similar taxes. We are responsible for the payment of these taxes and will make a deduction from your contract value for them. Some of these taxes are due when your contract is issued, others are due when annuity payments begin. Currently we do not charge you for these taxes until you begin receiving annuity payments or when you fully withdraw your contract value. Premium taxes generally range from 0% to 3.5%, depending on the state.

Transfer Fee

We currently do not impose a fee on transfers during the accumulation phase or the income phase.

Income Taxes

We will deduct from the contract any income taxes that we incur because of the operation of the separate account. At the present time, we are not making any such deductions. We will deduct any withholding taxes required by law.

Fund Expenses

There are deductions from and expenses paid out of the assets of the various funds, which are described in the attached fund prospectuses. We may enter into certain arrangements under which we are reimbursed by the funds' advisors, distributors and/or affiliates for the administrative service that we provide.

The Income Phase

If you want to receive regular income from your annuity, you can choose to receive fixed and/or variable annuity payments under one of several options. You can choose the month and year in which those payments begin. We call that date the annuity income date. Your annuity income date cannot be earlier than 5 years after you buy the contract.

You choose your annuity income date and annuity option when you purchase your contract. You can change either at any time before the annuity income date provided you give us 30 days written notice. If you do not choose an annuity option, we will assume that you elected Annuity Option B with 10 years of payments guaranteed.

The latest annuity income date that you may elect is the annuitant's 90th birthday. Unless you indicate otherwise, we will make annuity payments to the annuitant. After the annuitant dies, we will make any remaining guaranteed annuity payments to the beneficiary.

We make annuity payments based on the age and sex of the annuitant under all options except Option E. We may require proof of age and sex before annuity payments begin.

At the annuity income date, you have the same fund choices that you had in the accumulation phase. You can choose whether payments will be fixed, variable, or a combination of both. If you elect a combination of both, you must indicate which part of your contract value we should apply to the fixed and variable payment options. If you do not tell us otherwise, we will base your annuity payments on the investment allocations that are in place on the annuity date. Therefore, any amounts in the funds will be applied to a variable payout and any amounts in the general account will be applied to a fixed payout.

If your contract value is less than $2,000 on the annuity date, we reserve the right to pay you a lump sum rather than a series of annuity payments. If any annuity payment is less than $100, we reserve the right to change the payment basis to equivalent less frequent payments.

In order to avoid adverse tax consequences, you should begin to take distributions at least equal to the minimum amount required by the IRS, no later than the required beginning date. If your contract is an IRA, that date should be the date you reach 70 1/2. For qualified plans and TSAs, that date is the later of your retirement or when you reach age 70 1/2.

Fixed Annuity Payments

If you choose fixed payments, the payment amount will not vary. The payment amount will depend upon the following 4 things:

o    The value of your contract on the annuity date;

o    The deduction of premium taxes, if applicable;

o    The annuity option you select; and

o The age and sex of the annuitant (and joint annuitant if a joint payment option is elected).

Variable Annuity Payments

If you choose variable payments, the payment amount will vary with the investment performance of the funds. The first payment amount will depend on the following 6 things:

o    The value of your contract on the annuity date;

o    The deduction of premium taxes, if applicable;

o    The application of an interest rate factor adjustment, if applicable;

o    The annuity option you select;

o The age and sex of the annuitant (and joint annuitant if a joint payment option is elected); and

o    An assumed investment rate (AIR) of 4% per year.

If you elect to have your contract value in the general account applied to a variable annuity, your first variable annuity payment amount will also reflect the interest rate factor adjustment.

Future variable payments will depend on the performance of the funds you elected. If the actual performance exceeds the 4% assumed investment rate plus the deductions for expenses, your annuity payments will increase. Similarly, if the actual rate is less than 4% plus the amount of the deductions, your annuity payments will decrease.

Annuity Unit Value

In order to keep track of the value of your variable annuity payment, we use a unit of measure called an annuity unit. We calculate the number of your annuity units at the beginning of the income phase. During the income phase, the number of annuity units will not change. However, the value of your annuity units will change to reflect the investment performance of the funds you elected. The Statement of Additional Information contains more information on how annuity payments and annuity unit values are calculated.

Annuity Options

The following annuity options are available. After annuity payments begin, you cannot change the annuity option or the frequency of annuity payments. In addition, during the income phase we do not allow withdrawals.

Annuity Option A - Life Income. Under this option we make fixed and/or variable periodic payments as long as the annuitant is alive. After the annuitant dies we stop making payments.

Annuity Option B - Life Income with Period Certain. We will make fixed and/or variable periodic payments for a guaranteed period, or as long as the annuitant lives, whichever is longer. The guaranteed period may be 5, 10 or 20 years. At the time the annuitant elects the annuity payment option, he/she may give the beneficiary the right to elect a lump sum payment equal to the present value of the remaining guaranteed annuity payments.

Annuity Option C - Joint and Last Survivor Payments. We will make fixed and/or variable periodic payments during the joint lifetime of 2 annuitants. When one dies, we will continue making these payments as if both annuitants were alive. We will not make payments after both annuitants have died.

Annuity Option D - Joint and 2/3 Survivor Annuity. We will make fixed and/or variable periodic payments during the joint lifetime of 2 annuitants. We will continue making payments during the lifetime of the surviving annuitant. We will compute these payments for the surviving annuitant on the basis of two-thirds of the annuity payment (or units) in effect during the joint lifetime. We will not make payments after both annuitants have died.

Annuity Option E - Period Certain. (not available as a variable income option) We will make periodic payments of a fixed amount for a specified period. The specified period must be at least 5 years and cannot be more than 30 years. In most states, if you do not want payments to continue for the remainder of the specified period, you may elect to have an amount equal to the present value of the remaining guaranteed annuity payments paid as a lump sum or applied to another annuity option.

Annuity Option F - Special Income Settlement Agreement. We will pay you in accordance with terms agreed upon in writing by both you and us.

Death Benefit

Death Benefit During
The Accumulation Phase

If you or the annuitant die before the annuity income date, we will pay a death benefit to your beneficiary once we receive due proof of death and the contract at our Annuity Service Center. However, if the annuitant dies before you and there is a contingent annuitant who is less than 85 years old on the annuitant's date of death, we will not pay any death benefit. The contract will continue in force with the contingent annuitant as the annuitant.

We determine the amount of death benefit payable at the time of payment. If the deceased was less than age 75 at the time of death, we will pay the greater of:

o    the contract value, or

o    the total purchase payments, less any withdrawals and charges.

Otherwise, we will base payments on the contract value at the time of payment. We will not apply a surrender charge, interest rate factor adjustment or contract maintenance fee to any death benefit payment.

The death benefit options that are available depend on whether you and the annuitant are the same person.

Death Of Contract Owner

If you and the annuitant are not the same person and you die before the annuitant and before the annuity income date, one of the following scenarios applies:

1. If your spouse is the beneficiary and survives you, he/she may elect only death benefit option A, B or C within 1 year after your death. If your spouse does not make a election within 1 year of your death, your spouse will become the contract owner.

2. If the beneficiary is a natural person and not your spouse, the beneficiary may elect only death benefit option B or C within 1 year after your death. If the beneficiary does not make a election within 1 year of your death, we will pay the beneficiary in a single sum at that time.

3. If the beneficiary is not a natural person, it may elect only death benefit option B or D within 1 year after your death.

4. If no beneficiary survives you, we will declare the annuitant the beneficiary and scenario 1 or 2 above will apply. If no election is made within 1 year after your death, we will pay the death benefit in a single sum at that time.

If you, the contract owner, and the annuitant are the same person, and you die before the annuity income date, one of the following scenarios applies:

1. If your spouse is the beneficiary, he/she may elect only death benefit option B, C or G within 1 year after your death. If your spouse does not make a election within 1 year after your death, he/she will become the contract owner and annuitant under the contract.

2. If the beneficiary is a natural person but not your spouse, the beneficiary may elect only death benefit option B or C within 1 year after your death. If the beneficiary does not make a election within 1 year after your death, we will pay the death benefit to the beneficiary in a single sum at that time.

3. If the beneficiary is not a natural person, it may elect only death benefit option B or D within 1 year after your death. If the beneficiary does not make a election within 1 year after your death, we will pay the death benefit in a single lump sum at that time.

4. If no beneficiary survives you, we will pay the death benefit in a single sum to your estate within 5 years after the date of your death. If your estate does not make an election within 1 year after your death, we will pay the death benefit in a single sum at that time.

Death Of Annuitant

If you and the annuitant are not the same person and:

o    the annuitant dies before you, and

o    the annuitant dies prior to the annuity income date, and

o    there is no contingent annuitant younger than age 85, or

o    if the contract owner is not a natural person,

one of the following scenarios applies:

1. The beneficiary, if a natural person, may only elect death benefit option E or F within 1 year after the annuitant's death. If the beneficiary does not make a election within 1 year after the annuitant's death we will pay the death benefit to the beneficiary in a single sum at that time.

2. If the beneficiary is not a natural person, it may only elect death benefit option D or E within 1 year after the annuitant's death. If the beneficiary does not make a election within 1 year after the annuitant's death, we will pay the death benefit in a single sum at that time.

3. If no beneficiary survives the annuitant, we will consider you the beneficiary and preceding scenario 1 or 2 will apply.

Death Benefit Options

For purposes of these death benefit options, we determine life expectancy based on the tables in the Regulations, under Section 72 of the Code. The following death benefit options are available:

Option A - Become the contract owner;

Option B - Receive the death benefit as a single sum within 1 year after the contract owner's death;

Option C - Receive the death benefit under any annuity option offered in the contract, provided the entire death benefit is distributed:

1.   within 5 years of the date of death; or

2.   over a period not extending beyond the life expectancy of the beneficiary;
     or

3.   over the life of the beneficiary.

If we are asked to pay the death benefit under Option C, scenario 2 or 3, we will pay the first installment within 1 year after the contract owner's death.

Option D - Receive the death benefit under any annuity option offered in the contract, provided the entire death benefit is distributed within 5 years of the date of death;

Option E - Receive the death benefit as a single sum within 1 year after the annuitant's death;

Option F - Receive the death benefit under any annuity option offered in the contract, provided the death benefit is distributed:

1.   over a period not extending beyond the life expectancy of the beneficiary;
     or

2.   over the life of the beneficiary.

We will pay the first installment within 1 year after the annuitant's death.

Option G - Become the contract owner and annuitant of the contract, just as if the beneficiary had always been the contract owner and annuitant.

Death Of Annuitant On Or After
The Annuity Income Date

If the annuitant dies on or after the annuity income date, any death benefit depends on the annuity option in effect on the annuitant's date of death. We will distribute any remaining payments at least as rapidly as under the method of distribution being used as of the date of death.

If a beneficiary dies while receiving the benefits, we will pay any balance to the beneficiary's estate in a lump sum. If no beneficiary survives the annuitant, we will pay any benefits to the estate of the last annuitant to die in a single sum.

Taxes

NOTE: We have prepared the following information on taxes as a general discussion of the subject. It is not intended as tax advice to any individual. You should consult your own tax adviser about your own circumstances. We have included in the Statement of Additional Information an additional discussion regarding taxes.

Annuity Contracts In General

Annuity contracts are a means of setting aside money for future needs - usually retirement. Congress recognized how important saving for retirement was and provided special rules in the Internal Revenue Code (Code) for annuities.

Simply stated, these rules provide that you will not be taxed on the earnings on the money held in your annuity contract until you take the money out. This is referred to as tax deferral. There are different rules as to how you are taxed depending on how you take the money out and the type of contract - qualified or non-qualified (see following sections).

You, as the owner of a non-qualified annuity, will generally not be taxed on increases in the value of your contract until a distribution occurs -either as a withdrawal or as annuity payments. When you make a withdrawal, you are taxed on the amount of the withdrawal that is earnings. For annuity payments, different rules apply. A portion of each annuity payment is treated as a partial return of your purchase payments and is not taxed. The remaining portion of the annuity payment is treated as ordinary income. How the annuity payment is divided between taxable and non-taxable portions depends upon the period over which the annuity payments are expected to be made. Annuity payments received after you have recovered all of your purchase payments are fully includible in income.

When a non-qualified contract is owned by a non-natural person (e.g., corporation or certain other entities other than a trust holding the contract as an agent for a natural person), the contract will generally not be treated as an annuity for tax purposes.

Qualified And Non-Qualified
Contracts

If you purchase the contract as an individual and not under any pension plan, specially sponsored program or an individual retirement annuity, your contract is referred to as a non-qualified contract.

If you purchase the contract under a pension plan, specially sponsored program, or an individual retirement annuity, your contract is referred to as a qualified contract. Examples of qualified plans are: deductible and non-deductible Individual Retirement Annuities (IRAs), and pension and profit-sharing plans, which include 401(k) plans and H.R. 10 plans, TSAs, etc.

This contract is not designed to be used in ERISA-covered plans. C.M. Life will not sell this contract to qualified pension and profit sharing plans, SEPS,
Section 457 deferred compensation plans or ERISA-covered TSA programs. The term "Qualified Plans" as used in this prospectus refers only to plans that have certain tax advantages under the Internal Revenue Code and does not denote ERISA-covered plans.

Withdrawals - Non-Qualified
Contracts

If you take a withdrawal from your contract, the Code treats that withdrawal as first coming from earnings and then from your purchase payments. The withdrawn earnings are includible in income.

The Code also provides that any amount received under an annuity contract which is included in income may be subject to a penalty. The amount of the penalty is equal to 10% of the amount that is includible in income. Some withdrawals will be exempt from the penalty. They include any amounts:

(1)  paid on or after you reach age 59 1/2;

(2)  paid to your beneficiary after you die;

(3)  paid if you become totally disabled (as that term is defined in the Code);

(4) paid in a series of substantially equal payments made annually (or more frequently) for life or a period not exceeding life expectancy;

(5)  paid under an immediate annuity; or

(6)  which come from purchase payments made before August 14, 1982.

Withdrawals - Qualified
Contracts

If you have no cost basis for your interest in a qualified contract, the full amount of any distribution is taxable to you as ordinary income. If you do have a cost basis for your interest, a portion of the distribution is taxable, generally based on the ratio of your cost basis to your total contract value. Special tax rules may be available for certain distributions from a qualified contract.

Section 72(t) of the Code imposes a 10% penalty tax on the taxable portion of any distribution from qualified retirement plans, including contracts issued and qualified under Code Sections 401 (Pension and Profit-Sharing Plans), 408 (Individual Retirement Annuities - IRAs), and 408A (Roth IRAs). Exceptions from the penalty tax are as follows:

o    distributions made on or after you reach age 59 1/2 ;

o    distributions made after your death or disability (as defined in Code
     Section 72(m)(7);

o after separation from service, distributions that are part of substantially equal periodic payments made not less frequently than annually for your life (or life expectancy) or the joint lives (or joint life expectancies) of you and your designated beneficiary (in applying this exception to distributions from IRAs, a separation from service is not required);

o distributions made after separation of service if you have reached age 55 (not applicable to distributions from IRAs);

o distributions made to you up to the amount allowable as a deduction to you under Code Section 213 for amounts you paid during the taxable year for medical care;

o distributions made to an alternate payee pursuant to a qualified domestic relations order (not applicable to distributions from IRAs);

o distributions from an IRA for the purchase of medical insurance (as described in Code Section 213(d)(1)(D)) for you and your spouse and dependents if you received unemployment compensation for at least 12 weeks and have not been re-employed for at least 60 days);

o distributions from an IRA to the extent they do not exceed your qualified higher education expenses (as defined in Code Section 72(t)(7) for the taxable year; and

o distributions from an IRA which are qualified first-time home buyer distributions (as defined in Code Section 72(t)(8)).

Generally, distributions from a qualified plan must begin no later than April 1st of the calendar year following the later of (a) the year in which you attain age 70 1/2 or (b) the calendar year in which you retire. The date set forth in
(b) does not apply to an IRA. Required distributions do not apply to a Roth IRA during your lifetime. Required distributions must be over a period not exceeding your life expectancy or the joint lives or joint life expectancies of you and your designated beneficiary. If required minimum distributions are not made, a 50% penalty tax is imposed on the amount that should have been distributed.

Withdrawals - Tax-Sheltered
Annuities

The Code limits the withdrawal of purchase payments made by owners through salary reductions from certain Tax-Sheltered Annuities. Withdrawals of salary reduction amounts and their earnings can only be made when an owner:

(1)  reaches age 59 1/2 ;

(2)  leaves his/her job;

(3)  dies;

(4)  becomes disabled, as that term is defined in the Code; or

(5)  in the case of hardship.

In the case of hardship, the owner can only withdraw the purchase payments and not any earnings.

Any contract value as of December 31, 1988 is not subject to these restrictions. Additionally, return of "excess contributions" or amounts paid to a spouse as a result of a qualified domestic relations order are not subject to these restrictions.

Withdrawals - Texas Optional
Retirement Program

No withdrawals may be made in connection with a contract issued pursuant to the Texas Optional Retirement Program for faculty members of Texas public institutions of high learning before you:

o terminated employment in all such institutions and repay employer contributions if termination occurs during the first twelve months of employment;

o    retire;

o    die; or

o    attain age 70 1/2

Other Information

Terminal Illness Benefit

Before your 75th birthday, you may elect a Terminal Illness Benefit. This benefit is not available in all states. We will require proof that you are terminally ill and not expected to live more than 12 months. This proof will include certification by a licensed medical practitioner performing within the scope of his/her license. You, the annuitant or contingent annuitant may not be the licensed medical practitioner, nor can the medical practitioner be the parent, spouse or child of the contract owner, annuitant or contingent annuitant. We may also impose additional requirements.

We will determine the amount of payment when we receive your written request. The Terminal Illness Benefit is the greater of:

(1)  your purchase payments, less any withdrawals and any applicable charges; or

(2)  your contract value.

We will not apply a surrender charge, interest rate factor adjustment or contract maintenance fee with respect to any Terminal Illness Benefit. Payment of the Terminal Illness Benefit will terminate the contract.

Performance

We may advertise certain performance-related information. This information reflects historical performance and is not intended to indicate or predict the future performance.

Standardized Total Returns

We will show standardized average annual total returns for sub-accounts that have been in existence for more than one year. These returns assume you made a single $1,000 payment at the beginning of the period and withdrew the entire amount at the end of the period. The return reflects a deduction for the surrender charge, the contact maintenance fee and all other separate account and contract level charges, except premium taxes, if any.

If a sub-account has been in existence for less than one year, we will show the aggregate total return. This assumes you made a single $1,000 payment at the beginning of the period and withdrew the entire amount at the end of the period. The return reflects the change in unit value and a deduction of the surrender charge.

Nonstandard Total Returns

We will also show total returns based on historical performance of the sub-accounts and underlying funds. We may assume the contracts were in existence prior to their inception date, May 13, 1992, which they were not. Total return percentages include all fund level and separate account level charges. They do not include a surrender charge, contract maintenance fee, or premium taxes, if any. If these charges were included, returns would be less than those shown.

Total Returns compare the value of an accumulation unit at the beginning of a period with the value of an accumulation unit at the end of the period.

Average Annual Total Returns measure this performance over a period of time greater than one year. Average annual total returns compare values over a given period of time and express the percentage as an average annual rate.

Yield and Effective Yield

We may also show yield and effective yield for the Oppenheimer Money Fund/VA over a seven-day period, which we then "annualize". This means that when we calculate yield, we assume that the amount of money the investment earns for the week is earned each week over a 52- week period. We show this as a percentage of the investment. We calculate the "effective yield" similarly, but when we annualize the amount, we assume the income earned is re-invested. Therefore, the effective yield is slightly higher than the yield because of the compounding effect.

Related Performance

Some of the funds available to you may be similar to mutual funds offered in the retail marketplace. These funds generally have the same investment objectives, policies and portfolio managers as the retail mutual funds and usually were formed after the retail mutual funds. While these funds generally have identical investment objectives, policies and portfolio managers, they are separate and distinct from retail mutual funds. In fact, performance of these funds may be dramatically different from the performance of the retail mutual funds. This is due to differences in the funds' sizes, dates shares of stocks are purchased and sold, cash flows and expenses. You should remember that retail mutual fund performance is not the performance of the funds available in this contract and is not an indication of future performance of these funds.

Year 2000

Like other businesses and governments around the world, we could be adversely affected if the computer systems used by us and those with which we do business do not properly recognize the year 2000. This is commonly known as the "Year 2000 issue".

In 1996, our parent company, MassMutual, began an enterprise-wide process of identifying, evaluating and implementing changes to computer systems and applications software to address the Year 2000 issue on its own behalf and on behalf of certain subsidiaries, including us. MassMutual is addressing the Year 2000 issue internally with modifications to existing programs and conversions to new programs. MassMutual is also seeking assurances from vendors, customers, service providers, governments and others with which we and MassMutual conduct business, to determine their year 2000 readiness.

MassMutual has allocated a portion of the costs related to the year 2000 issue to us. The costs are currently being expensed, and when measured against net gain from operations before dividends, are not material to us.

Distributors

MML Distributors, LLC (MML Distributors) serves as principal underwriter for the contracts. MML Investors Services, Inc. (MMLISI) serves as co-underwriter for the contracts. Their purpose as underwriters is to distribute the contracts. MML Distributors and MMLISI are wholly-owned subsidiaries of MassMutual. Both are located at 1414 Main Street, Springfield, Massachusetts 01144-1013.

We will pay commissions to broker-dealers who sell the contracts. Commissions are a combination percentage of purchase payments and contract value. Currently, we pay an amount up to 4.5% of purchase payments. In addition, we pay a maximum commission of .50% of contract values each contract year.

From time-to-time, MML Distributors may enter into special arrangements with certain broker-dealers. These special arrangements may provide for the payment of higher compensation to such broker-dealers for selling the contracts.

Electronic Transmission Of
Application Information

Upon agreement with a limited number of broker-dealers, we will accept electronic data transmissions of application information. Our Annuity Service Center will accept this information at the time that the initial purchase payment is transmitted by wire. Please contact your representative for more information.

Assignment

You can assign the contract at any time during your lifetime. We will not be bound by the assignment until we receive written notice of the assignment. We will not be liable for any payment or other action we take in accordance with the contract before we receive notice of the assignment. You may be subject to tax consequences if you assign your contract.

If you assign your contract, your rights may only be exercised with the consent of the assignee of record. We require consent of any irrevocable beneficiary before we assign proceeds.

Misstatement Of Age Or Sex

If the annuitant's age or sex has been stated incorrectly, the annuity payment we will make is what is appropriate for the correct age and sex. After we correct the mistake, the annuitant will receive the sum of any underpayments within 30 calendar days. If we have made any overpayments, we will subtract the amount of the overpayments from the annuity payments(s) we make following the correction.

Voting Rights

We are the legal owner of the fund shares. However, when a fund solicits proxies in conjunction with a vote of shareholders, it is required to obtain from you and other owners, instructions as to how to vote those shares. When we receive those instructions, we will vote all of the shares, for which we have not received voting instructions, in proportion to those instructions. This will also include any shares that we own on our own behalf. If we determine that we are no longer required to comply with the above, we will vote the shares in our own right.

During the accumulation phase of your contract and while the annuitant is living, we determine the number of shares you may vote by dividing your contract value in each fund, if any, by $100. Fractional shares are counted. During the income phase or after the annuitant dies, we determine the number of shares you may vote based on our liability for future variable monthly annuity payments.

Reservation Of Rights

We reserve the right to:

o    substitute another fund for one of the funds you have elected, and

o    add or eliminate sub-accounts.

If we do so, we will receive prior approval from the Securities and Exchange Commission, if necessary. We will give you notice of our intent to exercise one of these rights.

Suspension Of Payments Or
Transfers

We may be required to suspend or postpone payments for withdrawals or transfers from the funds for any period when:

o the New York Stock Exchange is closed (other than customary weekend and holiday closings); or trading on the New York Stock Exchange is restricted;

o an emergency exists as a result of which disposal of shares of the funds is not reasonably practicable or we cannot reasonably value the shares of the funds;

o during any other period when the Securities and Exchange Commission, by order, so permits for your protection.

We reserve the right to defer payment for a withdrawal from the general account for the period permitted by law but not for more than six months.

Legal Proceedings

We are currently not involved in any legal proceedings that might adversely impact the contracts.

Financial Statements

We have included our financial statements and those of the separate account in the Statement of Additional Information.

Additional Information

For further information about the contract, you may obtain a Statement of Additional Information. You can call the telephone number indicated on the cover page or you can write to us. For your convenience we have included a form for that purpose.

The Table of Contents of this statement is as follows:


     1.   C. M. Life Insurance Company

     2.   The Separate Account

     3.   Accumulation Unit Values

     4.   Annuity Units and Unit Values

     5.   Income Phase Transfer Formulas

     6.   Surrender Charge Calculation

     7.   Interest Rate Factor Adjustment Calculation

     8.   Records, Reports and Services

     9.   Performance Measures

    10.   Distribution

    11.   Purchase of Securities Being Offered

    12.   Federal Tax Matters

    13.   Experts

    14.   Financial Statements

To:  C.M. Life Insurance Company
     Annuity Products, H565
     P.O. Box 9067
     Springfield, Massachusetts 01102-9067

Please send me a Statement of Additional Information for C.M. Life's Panorama Plus.

Name      __________________________________________

Address   __________________________________________

          __________________________________________

City      ________________ State ______ Zip ________

Telephone __________________________________________

Appendix A

Panorama Plus Separate Account
Condensed Financial Information


The following schedules include accumulation unit values for the periods indicated. We have extracted this data from the separate account's audited financial statements. You should read this information in conjunction with the separate account's audited financial statements and related notes that are included in the Statement of Additional Information.


Accumulation Unit Values


                                                    Dec. 31,    Dec. 31,    Dec. 31,    Dec. 31,    Dec. 31,    Dec. 31,    Dec. 31,
Sub-Account                             1992(a)       1992        1993        1994        1995        1996        1997        1998
Money Market                           $1.000000   $1.012022   $1.027456   $1.054570   $1.100599   $1.147312   $1.194713   $1.243348

Government Securities                   1.000000    1.061901    1.158653    1.095471    1.281804    1.293638    1.391852    1.488104

Income                                  1.000000    1.060916    1.174260    1.114759    1.306525    1.318102    1.423761    1.503383

Total Return                            1.000000    1.058946    1.217379    1.186187    1.460595    1.586635    1.863659    2.043296

Growth                                  1.000000    1.064372    1.276534    1.258146    1.711382    2.014864    2.517282    2.698453

International Equity                    1.000000    0.950887    1.146031    1.145014    1.251930    1.400836    1.497222    1.767452


Accumulation Units Outstanding


                                       Dec. 31,       Dec. 31,     Dec. 31,      Dec. 31,      Dec. 31,      Dec. 31,      Dec. 31,
                                         1992          1993          1994          1995          1996          1997          1998
Money Market                             681,553     3,136,932    13,603,045    16,949,501    13,507,122    12,091,336    14,186,953

Government Securities                  8,444,505    11,994,574    13,726,057    12,647,811    12,647,811    11,672,397    11,323,817

Income                                 2,564,029    12,281,025    16,488,930    20,617,764    22,192,539    21,424,948    22,174,564

Total Return                          12,316,597    71,182,538   147,324,713   194,679,349   224,734,224   224,379,585   209,536,235

Growth                                 2,798,378    19,370,204    49,636,052    83,371,008   111,846,534   128,553,850   128,161,817

International Equity                     742,623     5,578,969    22,419,639    31,322,974    40,507,658    44,128,995    41,761,023


(a) Commencement of operations for the Sub-Accounts was May 13, 1992.

Prior to December 1, 1996, the Combined Financial Information reflected the Money Market and Income Sub-Accounts investment in the Money Market and Income Portfolios of Panorama Fund, respectively. On December 1, 1996, we substituted shares of the Oppenheimer Money Fund/VA and the Oppenheimer Bond Fund/VA for shares of Panorama Fund's Money Market and Income Portfolios, respectively. Therefore, effective December 1, 1996, the Condensed Financial Information reflects the Money Market and Income Sub-Accounts' investment in the Oppenheimer Money Fund/VA and the Oppenheimer Bond Fund/VA, respectively.

                                     PART B
                           INFORMATION REQUIRED IN A
                      STATEMENT OF ADDITIONAL INFORMATION

                         PANORAMA PLUS VARIABLE ANNUITY

                          C.M. LIFE INSURANCE COMPANY
                                  (Depositor)

                         PANORAMA PLUS SEPARATE ACCOUNT
                                  (Registrant)


                      STATEMENT OF ADDITIONAL INFORMATION


                                  May 1, 1999

This Statement of Additional Information is not a prospectus and should be read only in conjunction with the prospectuses for the Panorama Plus variable annuity contract and for the underlying funds. You may obtain a copy of the prospectus dated May 1, 1999 by calling 1-800-366-8226, or by writing to the Annuity Service Center, H562, P.O. Box 9067, Springfield, MA 01102-9067.


                               TABLE OF CONTENTS


                                                                           PAGE

C.M. Life Insurance Company ...............................................    2
The Separate Account ......................................................    2
Accumulation Unit Values ..................................................    2
Annuity Units and Unit Values .............................................    4
Income Phase Transfer Formulas ............................................    4
Surrender Charge Calculation ..............................................    5
Interest Rate Factor Adjustment Calculation ...............................    6
Records, Reports and Services .............................................   11
Performance
Measures ..................................................................   12
Distribution ..............................................................   16
Purchase of Securities Being Offered ......................................   16
Federal Tax Matters .......................................................   16
Experts ...................................................................   23
Financial Statements.................................................final pages

                          C.M. LIFE INSURANCE COMPANY

C.M. Life Insurance Company ("C.M. Life"), 140 Garden Street, Hartford, Connecticut 06154, is a stock life insurance company. It was chartered by a special Act of the Connecticut General Assembly on April 25, 1980. It is principally engaged in the sales of life insurance and annuities, and is licensed in all states except New York. C.M. Life is a wholly-owned subsidiary of Massachusetts Mutual Life Insurance Company ("MassMutual").

MassMutual is a mutual life insurance company specially chartered by the Commonwealth of Massachusetts on May 14, 1851. It is currently licensed to transact life (including variable life), accident, and health insurance business in all states, the District of Columbia, Puerto Rico and certain provinces of Canada. MassMutual had consolidated statutory assets in excess of $67 billion and estimated total assets under management of $176.8 billion as of December 31, 1998.

                              THE SEPARATE ACCOUNT

The Panorama Plus Separate Account of C.M. Life Insurance Company (the "Separate Account") was established as a separate account under the laws of the State of Connecticut, on September 25, 1991.

Under Connecticut law, the assets of the Separate Account are owned by C.M. Life, but they are held separately from the other assets of C.M. Life, and are not chargeable with liabilities incurred in any other business operation of C.M. Life (except to the extent that assets in the Separate Account exceed the reserves and other liabilities of the Separate Account). Income, gains, and losses incurred on the assets in the sub-accounts of the Separate Account, whether or not realized, are credited to or charged against that sub-account, without regard to other income, gains or losses of any other investment account or sub-account of C.M. Life. Therefore, the investment performance of any sub-account is entirely independent of the investment performance of C.M. Life's General Account assets or any other separate account maintained by C.M. Life.

The Separate Account is registered with the Securities and Exchange Commission (the "SEC") under the Investment Company Act of 1940, as amended, (the "1940 Act") as a unit investment trust. It meets the definition of a "separate account" under the federal securities laws. However, the SEC does not supervise the management or the investment practices or policies of the Separate Account or of C.M. Life.


                            ACCUMULATION UNIT VALUES


        ACCUMULATION UNITS.   Accumulation units are used to account for all
                              amounts allocated to or withdrawn from the Separate Account. C.M. Life will determine the number of accumulation units of a sub-account purchased or canceled by dividing the net purchase payment allocated to (or the amount withdrawn from) the sub-account by the dollar value of one accumulation unit on the date of the transaction.
                              The Separate Account balance will consist of the sum of the value of all accumulation units in all sub-accounts credited to the contract on the applicable valuation date.

   ACCUMULATION UNIT VALUE.   The value of an accumulation unit in a sub-account
                              on any valuation date is the product of (a) the value on the preceding valuation date and (b) the net investment factor for the sub-account for the valuation period just ended.

           A VALUATION DATE   is every day on which C.M. Life and the New York
                              Stock Exchange (NYSE) are open for business, but shall not include any day on which trading on the NYSE is restricted, or on which an emergency exists, as determined by the Securities and Exchange Commission and/or respective governing bodies of the NYSE so that valuation or disposal of securities is not practicable.

         A VALUATION PERIOD   is the period of time beginning on the day
                              following any valuation date and ending on the next valuation date. A valuation period may be one day or more than one day.

      NET INVESTMENT FACTOR   C.M. Life calculates the net investment factor for
                              each sub-account as follows:

(ENAV + DIV - TAX) / BNAV - CHGS = net investment factor

Where:

(ENAV) ending net asset value, (i.e., the net asset value per share of the sub-account's investment in the appropriate fund for the valuation period just ended).

(DIV) dividends, (i.e., any dividend per share declared on behalf of the fund that has an ex-dividend date within the valuation period just ended. This includes both income and capital gain dividends).

(TAX) taxes, (i.e., the reserve for taxes per share on realized and unrealized capital gains or losses of such fund within the valuation period just ended (a negative number represents a tax credit)).

(BNAV) beginning net asset value, (i.e., the net asset value per share of the sub-account's investment in such fund at the beginning of the valuation period just ended).

(CHGS) applicable charges, (i.e., the accumulated mortality and expense risk charge and administrative expense charge for each day in the valuation period just ended (which will not exceed 1.50% on an annual basis)).

EXAMPLE:

The following example illustrates the calculation of accumulation unit value:

Net Asset Value Per Share at End of Valuation Period (ENAV) =                        $ 34.00

Dividends Per Share Declared (Ex-dividend Date within Valuation Period) (DIV) =      $  2.00

Reserve for Taxes Per Share on Capital Gains/Losses (within valuation Period)(TAX) = $ [5.00]

Net Asset Value Per Share at Beginning of Valuation Period (BNAV) =                  $ 30.00

Applicable Mortality and Expense and Administrative Charges for Valuation Period
(CHGS) = (.0107 + .0007)/365 = .0000312

Net Investment Factor = (34 + 2 - 5)/30 - .0000312 = 1.0333021

Accumulation Unit Value at Beginning of Period =                 $ 10.00

Accumulation Unit Value at End of Period = 10.00 x 1.0333021   = $ 10.33


                         ANNUITY UNITS AND UNIT VALUES

     The dollar amount of each variable annuity payment depends on the number of "annuity units" credited to that annuity option and the value of those units. The number of annuity units is determined as follows.

1. The number of annuity units credited in each sub-account will be determined by dividing the product of the portion of the contract value to be applied to the sub-account and the annuity purchase rate specified in the contract by the value of one annuity unit in that sub-account on the annuity income date.

2. The amount of each annuity income payment equals the product of the annuitant's number of annuity units and the annuity unit values on the payment date. The amount of each payment may vary from prior annuity income payments.

     The value of an annuity unit in a sub-account on any valuation date is determined as follows.

1. The net investment factor for the valuation period (for the appropriate annuity income payment frequency) just ended is multiplied by the value of the annuity unit for the sub-account on the preceding valuation date.

2. The result in (1) is then divided by an interest factor. The interest factor equals 1.00 plus the interest rate for the number of days since the preceding valuation date. Interest is based on an effective annual rate of 4%. This compensates for the interest assumption built into the annuity purchase rates.

                         INCOME PHASE TRANSFER FORMULAS

During the income phase, the contract owner may transfer Separate Account balance from one sub-account to another, subject to certain limitations. No transfers are permitted to or from the General Account during the income phase. (See "Transfers," in the Prospectus.)

     1. Transfers during the income phase are implemented according to the following formula:

     2. Determine the number of units to be transferred from the sub-account as follows: = AT/AUV1

     3. Determine the number of annuity units remaining in such sub-account (after the transfer) = UNIT1- AT/AUV

     4. Determine the number of annuity units in the transferee sub-account (after the transfer): = UNIT2 + AT/AUV2

     5. Subsequent annuity payments will reflect the changes in annuity units in each sub-account as of the next annuity income payment's due date.

     Where:

           (AUV1) is the annuity unit value of the sub-account that the transfer is being made from as of the next annuity payment's due date.

           (AUV2) is the annuity unit value of the sub-account that the transfer is being made to as of the next annuity payment's due date.

          (UNIT1) is the number of units in the sub-account that the transfer is being made from, before the transfer.

          (UNIT2) is the number of units in the sub-account that the transfer is being made to, before the transfer.

             (AT)   is the dollar amount being transferred from the sub-account.

         EXAMPLE: The following example illustrates the application of the income phase transfer formulas:


     ASSUME
     ------


          Annuity unit value of sub-account #1 = $10.00
          Annuity unit value of sub-account #2 = $ 8.50
          Number of units in sub-account #1 = 50
          Number of units in sub-account #2 = 20

     To transfer $30.00 from sub-account #1 to sub-account #2:

          Number of units to transfer from sub-account #1 = 30/10 = 3

          Number of units left after transfer = 50 - 3 = 47

          Number of units to transfer to sub-account #2 = 30/8.50 = 3.53

          New number of units in sub-account #2 = 20 + 3.53 = 23.53

          New monthly annuity income payment from
            sub-account #1= 10 x 47 = $470.00
          New monthly annuity income payment from
            sub-account #2= 23.53 x 8.50 = $200.01

                          SURRENDER CHARGE CALCULATION

A surrender charge is deducted from the contract balance upon a partial or full withdrawal of the contract value, unless certain conditions apply.

The partial surrender charge formula is calculated as follows:
(PW - FREE) x 5%(95%) = PSC, but not less than zero.

The full surrender charge formula is calculated as follows:
(FW - FREE) x 5%= FSC.

Where:

     (PW) is the partial withdrawal amount.
     (FW) is the full withdrawal amount.
     (FREE) is the free withdrawal amount.
     (PSC) is the partial surrender charge amount.
     (FSC) is the full surrender charge amount.

Example:

Assume a Separate Account balance of $50,000 at the beginning of the second contract year.

1)   If there is a full withdrawal at the beginning of the second contract year:

     Surrender Charge = ($50,000 - $5,000) x .05 = $2,250.00.

     Thus, the withdrawal proceeds would
         be = $50,000 - $30 - $2,250.00 = $47,720.00

Note: The contract maintenance fee ($30) applies to full withdrawals.

2) If there is a partial withdrawal of $10,000 at the beginning of the second contract year:

     Surrender Charge = ($10,000 - $5000) x .05/.95 = $263.16.

     Thus, the Separate Account balance would be reduced by $10,000 + $263.16 = $10,263.16.

                  INTEREST RATE FACTOR ADJUSTMENT CALCULATION

The amount of General Account balance partially or fully withdrawn during the accumulation phase, and the total General Account balance on the annuity income date (if and to the extent that the General Account balance is applied to a variable annuity option), will be subject to an interest rate factor adjustment. The interest rate factor adjustment is based on interest rates payable on U.S. Treasury securities. In general, if rates on U.S. Treasury securities are higher when you withdraw than when you made the applicable purchase payments, a negative interest rate factor adjustment will generally be applied to the amount withdrawn, and you could receive an amount lower than the amount of purchase payments made. If rates on U.S. Treasury securities are lower when you withdraw than when you made the applicable purchase payments, a positive interest rate factor adjustment will generally be applied to the amount withdrawn, and you could receive an amount higher than the amount of purchase payments made. No interest rate factor adjustment will be applied during the window period. In addition, no interest rate factor adjustment will be applied to the General Account free withdrawal amount or to contracts issued to Pennsylvania residents.

The interest rate factor adjustment will reflect the relationship between (i) the weighted average of U.S. Treasury Index Rates corresponding to purchase payments and transfers into the General Account during the current five-year period (as adjusted for partial surrenders or transfers out of the General Account), (ii) the U.S. Treasury Index Rate which would be applicable during the time remaining in the current five-year period on the date of the surrender, and
(iii) the time remaining in the current five-year period. In general, if the weighted average of U.S. Treasury Index Rates corresponding to purchase payments and transfers during the current five-year period is lower than the U.S. Treasury Index Rate which would be applicable during the time remaining in the current five-year period, then the application of the interest rate factor adjustment will result in a lower payment upon withdrawal.

The partial withdrawal interest rate factor adjustment formula is:

(1 - 1/IRF) x (GAPW - GAF + GAPSC) = IRFA.

In the event of a partial withdrawal, there is no interest rate factor adjustment if the General Account free withdrawal amount exceeds the General Account portion of such partial withdrawal.

The full withdrawal interest rate factor adjustment formula is:

(IRF - 1) x (GAFW - GAF) = IRFA.

Where:

     (GAPW) is the General Account partial withdrawal amount.
     (GAFW) is the General Account full withdrawal amount.
     (GAF) is the General Account free withdrawal amount.
     (GAPSC) is the General Account portion of the partial surrender charge amount determined as follows:

          GAPSC = (GAPW - GAF) x 5%/95%, but not less than zero.

          (IRF) is the interest rate factor.
          (IRFA) is the interest rate factor adjustment.

The interest rate factor is determined by the following formula:

                                 (1 + Ta) to the power of (N/12)
                               -----------------------------------   = IRF
                               (1.003 + Tb) to the power of (N/12)

Where:

(Ta) is the weighted average of the U.S. Treasury Index Rates which correspond to the purchase payments and/or transfers allocated to the General Account during the current five-year period. The U.S. Treasury Index Rate corresponding to each such allocation is determined by the number of full years and fractions thereof (but not less than one (1) year) remaining from the date of the allocation until the end of the current five-year period. For purposes of determining the average of these rates, each U.S. Treasury Index Rate is weighted by the amount of the corresponding allocation (as adjusted to reflect any partial withdrawals and/or transfers from the General Account subsequent to such allocation). The General Account balance at the beginning of any five-year period will be treated as a new allocation for purposes of this calculation.

     Each allocation made prior to a partial withdrawal and/or transfer from the General Account (other than the current withdrawal) shall be adjusted by multiplying such allocation by the following fraction:

          1 - PW/GAB

Where:

    (PW) is the amount of the partial withdrawal and/or transfer from the General Account made subsequent to the allocation,

   (GAB) is the beginning General Account balance on the date of such partial withdrawal and/or transfer from the General Account,

          A separate adjustment shall be calculated for each prior partial withdrawal and/or transfer from the General Account.

    (Tb) is the U.S. Treasury Index Rate with a maturity equal to the number of full years and fractions thereof (but not less than one (1) year) remaining in the current five-year period on the date of the partial or full withdrawal,

     (N) is the number of whole months remaining in the current five-year period as of the date of the partial or full withdrawal (rounded down),

   1.003 builds into the formula a factor representing direct and indirect costs to C.M. Life associated with liquidating General Account assets in order to satisfy withdrawal requests or to begin making annuity income payments (to the extent the General Account balance is applied to purchase a variable annuity). This adjustment of .30% has been added to the denominator of the formula because it is anticipated that a substantial portion (more than half) of applicable General Account portfolio assets will be in relatively illiquid private placement securities. Thus, in addition to direct transaction costs, if such securities must be sold (e.g., because of surrenders), the market price may be lower because they are not registered securities. Accordingly, even if interest rates decline, there will not be a positive adjustment until this factor is overcome, and then any adjustment will be lower than otherwise, to compensate for this factor. Similarly, if interest rates rise, any negative adjustment will be greater than otherwise, to compensate for this factor. If interest rates stay the same, this factor will result in a small but negative interest rate factor adjustment.

   (IRF)  is the interest rate factor.

Examples:

The following examples illustrate the calculation of the interest rate factor and the interest rate factor adjustment.

In the following examples, the interest rate factor adjustment formula is applied so as to produce only positive numbers, which are then added to, or subtracted from, the withdrawal proceeds (for full General Account balance withdrawals) or the remaining General Account balance (for partial General Account balance withdrawals). For example, if the interest rate factor is .7, then the interest rate factor adjustment calculation illustrated below will show 1-.7, rather than .7-1, to result in a positive number.

For examples 1 and 2, assume no change in interest rates.

     1) Assume a $50,000 General Account balance at the beginning of the second five-year period, and a full withdrawal at that time.

          Also, assume the U.S. Treasury Index Rate at that time is 7%.

     THEN: IRF = (1.07) to the power of (5)
                 ---------------------------  = .9861
                 (1.073) to the power of (5)

          Interest Rate Factor Adjustment [deducted from proceeds] =

          (1 - .9861) x ($50,000 - $5,000) = $625.50.

     2) Assume a $50,000 General Account balance at the beginning of the tenth contract year with a full withdrawal at that time.

          Also, assume the U.S. Treasury Index Rate remains at 7% for all maturities:

     THEN: IRF = 1.07
                 -----        = .9972
                 1.073

          Interest Rate Factor Adjustment [deducted from proceeds] =

          (1 - .9972) x ($50,000 - $5,000) = $126.00.

For examples 3 and 4, assume a General Account balance of $50,000 at the beginning of the seventh contract year.

     3) Assume a full withdrawal at the beginning of the seventh contract year:

          a) Assume that the beginning U.S. Treasury Index Rate was 7%, and the current U.S. Treasury Index Rate is 5.40%.

               (This is a decrease in rates of 1.60%). Then the IRF = 1.05.

               Interest Rate Factor Adjustment = (1.05 - 1) x ($50,000 - $5,000) = $2,250.

               Thus, the actual amount of withdrawal proceeds paid = $50,000 + $2,250 - $30 = $52,220.

          b) Assume that the beginning U.S. Treasury Index Rate was 7%, and the current U.S. Treasury Index Rate is 8.08%.

               (This is an increase in rates of 1.08%). Then the IRF = .95.

               Interest Rate Factor Adjustment = (1 - .95) x ($50,000 - $5,000) = $2,250.

               Thus, the actual amount of withdrawal proceeds paid = $50,000 - $2,250 - $30 = $47,720.

               Note: The contract maintenance fee ($30) applies to full withdrawals.

     4) Assume a partial withdrawal of $10,000 at the beginning of the seventh contract year:

          a) Assume that the beginning U.S. Treasury Index Rate was 7%, and the current U.S. Treasury Index Rate is 5.40%.

               (This is a decrease in rates of 1.60%). Then the IRF = 1.05.

               Interest rate factor adjustment =

                     {   1    }
                     {1- ---- }  x ($10,000 - $5,000) = $238.10.
                     {   1.05 }

               Thus, the General Account balance would be reduced by $10,000 - $238.10 = $9,761.90.

          b) Assume that the beginning U.S. Treasury Index Rate was 7%, and the current U.S. Treasury Index Rate is 8.08%.

               (This is an increase in rates of 1.08%). Then the IRF = .95.

               Interest rate factor adjustment =

                     {   1   }
                     {1- ----}  x ($10,000 - $5,000) = $263.16.
                     {   .95 }

               Thus, the General Account balance would be reduced by $10,000 - $236.16 = $10,263.16.

Examples:

The following examples illustrate the impact of the interest rate factor adjustment together with the surrender charge on withdrawal proceeds. For examples 1 and 2, assume a General Account balance of $50,000 at the beginning of the second contract year.

     1)   Assume a full withdrawal at the beginning of the second contract year.

          a) Assume that the beginning U.S. Treasury Index Rate was 7%, and the current U.S. Treasury Index Rate is 4.18%.

               (This is a decrease in rates of 2.82%). Then the IRF = 1.10.

               Surrender charge = ($50,000 - $5,000) x .05 = $2,250.00.

               Interest rate factor adjustment = (1.10 - 1) x ($50,000 - $5,000) = $4,500.00.

               Thus, the actual amount of withdrawal proceeds paid = $50,000 - $2,250 + $4,500 - $30 = $52,220.00.

          b) Assume that the beginning U.S. Treasury Index Rate was 7%, and the current U.S. Treasury Index Rate is 9.56%.

               (This is an increase in rates of 2.56%). Then the IRF = .9.

               Surrender charge = ($50,000 - $5,000) x .05 = $2,250.00.

               Interest rate factor adjustment = (1 - .9) x ($50,000 - $5,000) = $4,500.00.

               Thus, the actual amount of withdrawal proceeds paid = $50,000 - $2,250 - $4,500 - $30 = $43,220.00.

               Note: The contract maintenance fee ($30) applies to full withdrawal.

     (2) Assume a partial withdrawal of $10,000 at the beginning of the second contract year.

          a) Assume that the beginning U.S. Treasury Index Rate was 7%, and the current U.S. Treasury Index Rate is 4.18%.

               (This is a decrease in rates of 2.82%.) Then the IRF = 1.10.

               Surrender charge = ($10,000 - $5,000) x .05/.95 = $263.16.

               Interest rate factor adjustment =

                    {     1   }
                    {1- ----- } x ($10,000 - $5,000) = $478.47.
                    {   1.10  }

               Thus, the General Account balance will be reduced by $10,000 + $263.16 - $478.47 = $9,784.69.

          b) Assume that the beginning U.S. Treasury Index Rate was 7%, and the current U.S. Treasury Index Rate is 9.56%.

               (This is an increase in rates of 2.56%.) Then the IRF = .9.

               Surrender charge = ($10,000 - $5,000) x .05/.95 = $263.16.

               Interest rate factor adjustment = (1 - 1.9) x ($10,000 - $5,000 + $263.16) = $584.80.

               Thus, the General Account balance will be reduced by $10,000 + $263.16 + $584.80 = $10,847.96.


                         RECORDS, REPORTS AND SERVICES

All records and accounts relating to the Separate Account will be maintained by C.M. Life. As presently required by the Investment Company Act of 1940 and regulations promulgated thereunder, C.M. Life will mail to all contract owners at their last known address of record, at least annually, reports containing such information as may be required under that Act or by any other applicable law or regulation. Contract owners will also receive confirmation of each financial transaction and any other reports required by law or regulation.


The assets of each of the sub-accounts of the Separate Account are held in the custody of C.M. Life. The assets of each of the sub-accounts of the Separate Account are segregated and held separate and apart from the assets of the other sub-accounts and from C.M. Life's General Account assets. C.M. Life maintains records of all purchases and redemptions of shares of the of the Funds held by each of the sub-accounts.

                              PERFORMANCE MEASURES


C.M. Life may advertise certain performance-related information. This information reflects historical performance and is not intended to indicate or predict future performance.


                    Standardized Average Annual Total Return


C.M. Life will show standardized average annual total returns for each sub-account that has been in existence for more than one year. These returns assume you made a single $1,000 payment at the beginning of the period and withdrew the entire amount at the end of the period. The return reflects a deduction for the surrender charge, the annual contract maintenance fee and all other fund, separate account and contract level charges, except premium taxes, if any.

If a sub-account has been in existence for less than one year, C.M. Life will show the aggregate total return. This assumes you made a single $1,000 payment at the beginning of the period and withdrew the entire amount at the end of the period. The return reflects the change in unit value and a deduction of the surrender charge.

The following tables show the standardized average annual total return for the sub-accounts for the period ended December 31, 1998.

                                             1 Year       5 Years     Since Inception
                                             ------       -------     ---------------
Money Market Sub-Account(1)                   -0.66%       3.88%           3.47%

Government Securities Sub-Account              2.05%       5.08%           6.12%

Income Sub-Account(2)                          0.74%       5.70%           6.72%

Total Return Sub-Account                       3.33%       9.64%          10.17%

Growth Sub-Account                             1.31%      15.26%          15.31%

International Equity Sub-Account              12.52%       8.84%           8.76%

The inception date of the contract was May 13, 1992.

(1)  The Money Market Sub-Account invests in the Oppenheimer Money Fund/VA.

(2)  The Income Sub-Account invests in the Oppenheimer Bond Fund/VA.

                           Non-Standard Total Returns

C.M. Life will also show total returns based on historical performance of the sub-accounts and underlying funds. C.M. Life may assume the contracts were in existence prior to their inception date (May 13, 1992), which they were not. Total return percentages include all fund level and separate account level charges. They do not include a surrender charge, contract maintenance fee, or premium taxes, if any. If these charges were included, returns would be less than those shown.

Total Returns compare the value of an accumulation unit at the beginning of a period with the value of an accumulation unit at the end of the period.

Average Annual Total Returns measure this performance over a period of time greater than one year. Average annual total returns compare values over a given period of time and express the percentage as an average annual rate.


The performance figures discussed below, are calculated on the basis of the historical performance of the funds, and may assume the contracts were in existence prior to their inception date (May 13, 1992) which they were not. Beginning on the contract inception date (May 13, 1992), actual accumulation unit values are used for the calculations.


                          Average Annual Total Returns
                          For Periods Ending 12/31/98



                                                                                                                  Since
Portfolio (Inception)                            1 Year         3 Years         5 Years        10 Years         Inception
---------------------                            ------         -------         -------        --------         ---------
Oppenheimer Money (1/21/82)*                      4.07%           4.05%           3.93%           4.42%           4.61%
Panorama Government Securities
   (5/13/92)                                      6.92%           5.10%           5.13%             NA            6.17%
Oppenheimer Bond (4/3/85)                         5.59%           5.72%           5.79%           8.04%           7.85%
Panorama Total Return (9/30/82)                   9.64%          11.84%          10.91%          12.44%          12.45%
Panorama Growth (1/21/82)                         7.20%          16.39%          16.15%          16.68%          16.39%
International Equity (5/13/92)                   18.05%          12.18%           9.05%             NA            8.96%



*Although the Oppenheimer Money Fund/VA commenced operations on 4/3/85, the information necessary to calculate returns is available only for 1987 and later years.

Performance information for the sub-accounts may be: (a) compared to other variable annuity separate accounts or other investment products surveyed by Lipper Analytical Services, a nationally recognized independent reporting service or similar service that rank mutual funds and other investment companies by overall performance, investment objectives and assets; (b) compared to indices; (c) tracked by other ratings services, companies, publications or persons who rank separate accounts or other investment products on overall performance or other criteria; and (d) included in data bases that can be used to produce reports and illustrations by organizations such as CDA Wiesenberger. Performance figures will be calculated in accordance with standardized methods established by each reporting service.

C.M. Life may also show yield and effective yield for the Money Market sub-account over a seven-day period, which C.M. Life then "annualizes". This means that when C.M. Life calculates yield, it assumes that the amount of money the investment earns for the week is earned each week over a 52-week period. C.M. Life shows this as a percentage of the investment. C.M. Life calculates the "effective yield" similarly but when it annualizes the amount, C.M. Life assumes the income earned is re-invested. Therefore, the effective yield is slightly higher than the yield because of the compounding effect.


These figures reflect a deduction for all fund, separate account and contract level charges assuming the contract remains inforce. The figures do not reflect the surrender charge or premium tax deductions (if any), which if included would reduce the percentages reported.


The 7-day yield and effective yield for the Money Market sub-account for the period ended December 31, 1998 are as follows



                                                 After Deduction of Contract Maintenance
Before Deduction of Contract Maintenance Fee     Fee (Contract Maintenance Fee is 0.086%)
--------------------------------------------     ----------------------------------------
7-Day Yield:               1.61%                 7-Day Yield:             1.53%

7-Day Effective Yield:     1.62%                 7-Day Effective Yield:   1.54%


The performance figures discussed above reflect historical results of the Funds and are not intended to indicate or to predict future performance.

                                          Panorama Plus Hypothetical Projections

                                PANORAMA GROWTH

                          $10,000      Purchase payment made December 31, 1988

                                                                      Non-Standard
                                                                      -------------
                                               Accumulated            Calendar Year
  Date                    Payment                 Value                Total Return
--------------------------------------------------------------------------------
12/31/88                  $10,000                $10,000
12/31/89                                         $13,398                  33.98%
12/31/90                                         $12,169                  -9.17%
12/31/91                                         $16,516                  35.73%
12/31/92                                         $18,300                  10.80%
12/31/93                                         $21,917                  19.77%
12/31/94                                         $21,572                  -1.58%
12/31/95                                         $29,312                  35.89%
12/31/96                                         $34,480                  17.63%
12/31/97                                         $43,048                  24.85%
12/31/98                                         $46,117                   7.13%

                             PANORAMA TOTAL RETURN

                          $10,000      Purchase payment made December 31, 1988

                                                                      Non-Standard
                                                                      -------------
                                               Accumulated            Calendar Year
  Date                    Payment                 Value                Total Return
--------------------------------------------------------------------------------
12/31/88                  $10,000                $10,000
12/31/89                                         $12,130                  21.30%
12/31/90                                         $12,022                  -0.89%
12/31/91                                         $15,277                  27.08%
12/31/92                                         $16,587                   8.58%
12/31/93                                         $19,039                  14.78%
12/31/94                                         $18,521                  -2.72%
12/31/95                                         $22,776                  22.97%
12/31/96                                         $24,711                   8.50%
12/31/97                                         $28,996                  17.34%
12/31/98                                         $31,761                   9.54%

                                OPPENHEIMER BOND

                          $10,000      Purchase payment made December 31, 1988

                                                                      Non-Standard
                                                                      -------------
                                               Accumulated            Calendar Year
  Date                    Payment                 Value                Total Return
--------------------------------------------------------------------------------
12/31/88                  $10,000                $10,000
12/31/89                                         $11,174                  11.74%
12/31/90                                         $11,892                   6.43%
12/31/91                                         $13,800                  16.04%
12/31/92                                         $14,500                   5.08%
12/31/93                                         $16,175                  11.55%
12/31/94                                         $15,652                  -3.23%
12/31/95                                         $18,075                  15.48%

12/31/96                                         $18,697                   3.44%
12/31/97                                         $20,166                   7.86%
12/31/98                                         $21,263                   5.44%

                         PANORAMA GOVERNMENT SECURITIES

                          $10,000      Purchase payment made May 12, 1992

                                                                      Non-Standard
                                                                      -------------
                                               Accumulated            Calendar Year
  Date                    Payment                 Value                Total Return
--------------------------------------------------------------------------------
5/12/92                   $10,000                $10,000
12/31/92                                         $10,619                   6.19%
12/31/93                                         $11,555                   8.82%
12/31/94                                         $10,895                  -5.71%
12/31/95                                         $12,716                  16.72%
12/31/96                                         $12,802                   0.68%
12/31/97                                         $13,742                   7.34%
12/31/98                                         $14,662                   6.69%

                            OPPENHEIMER MONEY MARKET

                          $10,000      Purchase payment made December 31, 1988

                                                                      Non-Standard
                                                                      -------------
                                               Accumulated            Calendar Year
  Date                    Payment                 Value                Total Return
--------------------------------------------------------------------------------
12/31/88                  $10,000                $10,000
12/31/89                                         $10,780                   7.80%
12/31/90                                         $11,487                   6.55%
12/31/91                                         $12,028                   4.71%
12/31/92                                         $12,329                   2.50%
12/31/93                                         $12,544                   1.74%
12/31/94                                         $12,894                   2.79%
12/31/95                                         $13,441                   4.24%
12/31/96                                         $13,942                   3.73%
12/31/97                                         $14,489                   3.92%
12/31/98                                         $15,048                   3.86%


                         PANORAMA INTERNATIONAL EQUITY

                          $10,000      Purchase payment made May 13, 1992

                                                                      Non-Standard
                                                                      -------------
                                               Accumulated            Calendar Year
  Date                    Payment                 Value                Total Return
--------------------------------------------------------------------------------
5/13/92                   $10,000                $10,000
12/31/92                                          $9,508                  -4.92%
12/31/93                                         $11,428                  20.19%
12/31/94                                         $11,388                  -0.35%
12/31/95                                         $12,420                   9.05%
12/31/96                                         $13,866                  11.65%
12/31/97                                         $14,790                   6.66%
12/31/98                                         $17,429                  17.84%

                                  DISTRIBUTION


MML Distributors, LLC ("MML Distributors"), is the principal underwriter of the Contracts. MML Distributors is a limited liability corporation. MML Investors Services, Inc. ("MMLISI") serves as co-underwriter of the Contracts. Both MML Distributors and MMLISI are broker-dealers registered with the Securities and Exchange Commission and members of the National Association of Securities Dealers, Inc. MML Distributors and MMLISI are indirect wholly-owned subsidiaries of Massachusetts Mutual Life Insurance Company and affiliates of C.M. Life Insurance Company.

Pursuant to the Underwriting and Servicing Agreement, both MML Distributors and MMLISI will receive compensation for their activities as underwriters for the Separate Account. Compensation paid to MMLISI was $39,500 in 1998 and $39,500 in 1997. No compensation was paid to MML Distributors in 1998 or 1997. Commissions will be paid through MMLISI and MML Distributors to agents and selling brokers for selling the Contracts. During 1998, 1997 and 1996, commission payments amounted to $5,066,528, $4,710,230 and $4,655,336 respectively.

MML Distributors may enter into selling agreements with other broker-dealers which are registered with the Securities and Exchange Commission and are members of the National Association of Securities Dealers, Inc. ("selling brokers"). Contracts are sold through agents who are licensed by state insurance officials to sell the contracts. These agents are also registered representatives of selling brokers or of MMLISI.


MML Distributors does business under different variations of its name; including the name MML Distributors, L.L.C. in the states of Illinois, Michigan, Oklahoma, South Dakota, and Washington, and the MML Distributors, Limited Liability Company in the states of Maine, Ohio, and West Virginia.

The offering is on a continuous bases.

                      PURCHASE OF SECURITIES BEING OFFERED


Interests in the Separate Account are sold to contract owners as accumulation units. Charges associated with such securities are discussed in the Expenses section of the prospectus.

                              FEDERAL TAX MATTERS

                                    General

Note: The following description is based upon C.M. Life's understanding of current federal income tax law applicable to annuities in general. C.M. Life cannot predict the probability that any changes in such laws will be made. Purchasers are cautioned to seek competent tax advice regarding the possibility of such changes. C.M. Life does not guarantee the tax status of the contracts. Purchasers bear the complete risk that the contracts may not be treated as "annuity contracts" under federal income tax laws. It should be further understood that the following discussion is not exhaustive and that special rules not described herein may be applicable in certain situations. Moreover, no attempt has been made to consider any applicable state or other tax laws.

Section 72 of the Code governs taxation of annuities in general. An owner is generally not taxed on increases in the value of a contract until distribution occurs, either in the form of a lump sum payment or as annuity payments under the annuity option selected. For a lump sum payment received as a total withdrawal (total surrender), the recipient is taxed on the portion of the payment that exceeds the cost basis of the contract. For non-qualified contracts, this cost basis is generally the purchase payments, while for qualified contracts there may be no cost basis. The taxable portion of the lump sum payment is taxed at ordinary income tax rates.

For annuity payments, a portion of each payment in excess of an exclusion amount is includible in taxable income. The exclusion amount for payments based on a fixed annuity option is determined by multiplying the payment by the ratio that the cost basis of the contract (adjusted for any period or refund feature) bears to the expected return under the contract. The exclusion amount for payments based on a variable annuity option is determined by dividing the cost basis of the contract (adjusted for any period certain or refund guarantee) by the number of years over which the annuity is expected to be paid. Payments received after the investment in the contract has been recovered (i.e. when the total of the excludable amount equals the investment in the contract) are fully taxable. The taxable portion is taxed at ordinary income tax rates. For certain types of qualified plans there may be no cost basis in the contract within the meaning of
Section 72 of the Code. Owners, annuitants and beneficiaries under the contracts should seek competent financial advice about the tax consequences of any distributions.

C.M. Life is taxed as a life insurance company under the Code. For federal income tax purposes, the separate account is not a separate entity from C.M. Life, and its operations form a part of C.M. Life.

                                Diversification

Section 817(h) of the Code imposes certain diversification standards on the underlying assets of variable annuity contracts. The Code provides that a variable annuity contract will not be treated as an annuity contract for any period (and any subsequent period) for which the investments are not, in accordance with regulations prescribed by the United States Treasury Department ("Treasury Department"), adequately diversified. Disqualification of the contract as an annuity contract would result in the imposition of federal income tax to the Owner with respect to earnings allocable to the contract prior to the receipt of payments under the contract. The Code contains a safe harbor provision which provides that annuity contracts such as the contract meet the diversification requirements if, as of the end of each quarter, the underlying assets meet the diversification standards for a regulated investment company and no more than fifty-five percent (55%) of the total assets consist of cash, cash items, U.S. Government securities and securities of other regulated investment companies.

On March 2, 1989, the Treasury Department issued Regulations (Treas. Reg.1.817-5), which established diversification requirements for the investment portfolios underlying variable contracts such as the contract. The regulations amplify the diversification requirements for variable contracts set forth in the Code and provide an alternative to the safe harbor provision described above. Under the regulations, an investment portfolio will be deemed adequately diversified if: (1) no more than 55% of the value of the total assets of the portfolio is represented by any one investment; (2) no more than 70% of the value of the total assets of the portfolio is represented by any two investments; (3) no more than 80% of the value of the total assets of the portfolio is represented by any three investments; and (4) no more than 90% of the value of the total assets of the portfolio is represented by any four investments.

The Code provides that, for purposes of determining whether or not the diversification standards imposed on the underlying assets of variable contracts by Section 817(h) of the Code have been met, "each United States government agency or instrumentality shall be treated as a separate issuer."

C.M. Life intends that all investment portfolios underlying the contracts will be managed in such a manner as to comply with these diversification requirements.

The Treasury Department has indicated that the diversification regulations do not provide guidance regarding the circumstances in which owner control of the investments of the separate account will cause the owner to be treated as the owner of the assets of the separate account, thereby resulting in the loss of favorable tax treatment for the contract. At this time it cannot be determined whether additional guidance will be provided and what standards may be contained in such guidance.

The amount of owner control which may be exercised under the contract is different in some respects from the situations addressed in published rulings issued by the Internal Revenue Service in which it was held that the policy owner was not the owner of the assets of the separate account. It is unknown whether these differences, such as the owner's ability to transfer among investment choices or the number and type of investment choices available, would cause the owner to be considered as the owner of the assets of the separate account resulting in the imposition of federal income tax to the owner with respect to earnings allocable to the contract prior to receipt of payments under the contract.

In the event any forthcoming guidance or ruling is considered to set forth a new position, such guidance or ruling will generally be applied only prospectively. However, if such ruling or guidance was not considered to set forth a new position, it may be applied retroactively resulting in the owner being retroactively determined to be the owner of the assets of the separate account.

Due to the uncertainty in this area, C.M. Life reserves the right to modify the contract in an attempt to maintain favorable tax treatment.

                               Multiple Contracts

The Code provides that multiple non-qualified annuity contracts which are issued within a calendar year to the same contract owner by one company or its affiliates are treated as one annuity contract for purposes of determining the tax consequences of any distribution. Such treatment may result in adverse tax consequences including more rapid taxation of the distributed amounts from such combination of contracts. Owners should consult a tax adviser prior to purchasing more than one non-qualified annuity contract in any calendar year.

                 Contracts Owned by Other than Natural Persons

Under Section 72(u) of the Code, the investment earnings on premiums for the contracts will be taxed currently to the owner if the owner is a non-natural person, e.g., a corporation or certain other entities. Such contracts generally will not be treated as annuities for federal income tax purposes. However, this treatment is not applied to a contract held by a trust or other entity as an agent for a natural person nor to contracts held by qualified plans. Purchasers should consult their own tax counsel or other tax adviser before purchasing a contract to be owned by a non-natural person.

                          Tax Treatment of Assignments

An assignment or pledge of a contract may be a taxable event. Owners should therefore consult competent tax advisers should they wish to assign or pledge their contracts.

                             Income Tax Withholding

All distributions or the portion thereof which is includible in the gross income of the owner are subject to federal income tax withholding. Generally, amounts are withheld from periodic payments at the same rate as wages and at the rate of 10% from non-periodic payments. However, the owner, in most cases, may elect not to have taxes withheld or to have withholding done at a different rate.

Effective January 1, 1993, certain distributions from retirement plans qualified under Section 401 of the Code, which are not directly rolled over to another eligible retirement plan or individual retirement account or individual retirement annuity, are subject to a mandatory 20% withholding for federal income tax. The 20% withholding requirement generally does not apply to: a) a series of substantially equal payments made at least annually for the life or life expectancy of the participant or joint and last survivor expectancy of the participant and a designated beneficiary or for a specified period of 10 years or more; or b) distributions which are required minimum distributions; or c) the portion of the distributions not includible in gross income (i.e. returns of after-tax contributions). The 20% withholding requirement also does not apply to hardship distributions from a 401(k) plan made after December 31, 1998. Participants should consult their own tax counsel or other tax adviser regarding withholding requirements.

             Tax Treatment of Withdrawals - Non-Qualified Contracts

Section 72 of the Code governs treatment of distributions from annuity contracts. It provides that if the contract value exceeds the aggregate purchase payments made, any amount withdrawn will be treated as coming first from the earnings and then, only after the income portion is exhausted, as coming from the principal. Withdrawn earnings are includible in gross income. It further provides that a ten percent (10%) penalty will apply to the income portion of any premature distribution. However, the penalty is not imposed on amounts received: (a) after the taxpayer reaches age 59 1/2; (b) after the death of the owner; (c) if the taxpayer is totally disabled (for this purpose disability is as defined in Section 72(m)(7) of the Code); (d) in a series of substantially equal periodic payments made not less frequently than annually for the life (or life expectancy) of the taxpayer or for the joint lives (or joint life expectancies) of the taxpayer and his or her beneficiary; (e) under an immediate annuity; or (f) which are allocable to purchase payments made prior to August 14, 1982.

With respect to (d) above, if the series of substantially equal periodic payments is modified before the later of your attaining age 59 1/2 or 5 years from the date of the first periodic payment, then the tax for the year of the modification is increased by an amount equal to the tax which would have been imposed (the 10% tax penalty), but for the exception, plus interest for the tax years in which the exception was used.

The above information does not apply to qualified contracts. However, separate tax withdrawal penalties and restrictions may apply to such qualified contracts. (See "Tax Treatment of Withdrawals - Qualified Contracts" below.)

                                Qualified Plans

The contracts offered herein are designed to be suitable for use under various types of qualified plans. Taxation of participants in each qualified plan varies with the type of plan and terms and conditions of each specific plan. Owners, annuitants and beneficiaries are cautioned that benefits under a qualified plan may be subject to the terms and conditions of the plan regardless of the terms and conditions of the contracts issued pursuant to the plan. Some retirement plans are subject to distribution and other requirements that are not incorporated into C.M. Life's administrative procedures. Owners, participants and beneficiaries are responsible for determining that contributions, distributions and other transactions with respect to the contracts comply with applicable law. Following are general descriptions of the types of qualified plans with which the contracts may be used. Such descriptions are not exhaustive and are for general informational purposes only. The tax rules regarding qualified plans are very complex and will have differing applications depending on individual facts and circumstances. Each purchaser should obtain competent tax advice prior to purchasing a contract issued under a qualified plan.

Contracts issued pursuant to qualified plans include special provisions restricting contract provisions that may otherwise be available as described herein. Generally, contracts issued pursuant to qualified plans are not transferable except upon surrender or annuitization. Various penalty and excise taxes may apply to contributions or distributions made in violation of applicable limitations. Furthermore, certain withdrawal penalties and restrictions may apply to surrenders from qualified contracts. (See "Tax Treatment of Withdrawals - Qualified Contracts" below.)

On July 6, 1983, the Supreme Court decided in Arizona Governing Committee v. Norris that optional annuity benefits provided under an employer's deferred compensation plan could not, under Title VII of the Civil Rights Act of 1964, vary between men and women. The contracts sold by C.M. Life in connection with qualified plans will utilize annuity tables which do not differentiate on the basis of sex. Such annuity tables will also be available for use in connection with certain non-qualified deferred compensation plans.

a.   Tax Sheltered Annuities

Section 403(b) of the Code permits the purchase of "tax sheltered annuities" by public schools and certain charitable, educational and scientific organizations described in Section 501(c)(3) of the Code. These qualifying employers may make contributions to the contracts for the benefit of their employees. Such contributions are not includible in the gross income of the employees until the employees receive distributions from the contracts. The amount of contributions to the tax sheltered annuity is limited to certain maximums imposed by the Code. Furthermore, the Code sets forth additional restrictions governing such items as transferability, distributions, nondiscrimination and withdrawals. (See "Tax Treatment of Withdrawals - Qualified Contracts" and "Tax Sheltered Annuities - Withdrawal Limitations" below.) Employee loans are not allowable under the contracts. Any employee should obtain competent tax advice as to the tax treatment and suitability of such an investment.

b.   H.R. 10 Plans

Section 401 of the Code permits self-employed individuals to establish qualified plans for themselves and their employees, commonly referred to as "H.R. 10" or "Keogh" plans. Contributions made to the plan for the benefit of the employees will not be included in the gross income of the employees until distributed from the Plan. The tax consequences to participants may vary depending upon the particular plan design. However, the Code places limitations and restrictions on all plans including on such items as: amount of allowable contributions; form, manner and timing of distributions; transferability of benefits; vesting and nonforfeitability of interests; nondiscrimination in eligibility and participation; and the tax treatment of distributions, withdrawals and surrenders. (See "Tax Treatment of Withdrawals - Qualified Contracts" below.) Purchasers of contracts for use with an H.R. 10 Plan should obtain competent tax advice as to the tax treatment and suitability of such an investment.

c.   Individual Retirement Annuities

Section 408(b) of the Code permits eligible individuals to contribute to an individual retirement program known as an "Individual Retirement Annuity" ("IRA"). Under applicable limitations, certain amounts may be contributed to an IRA which will be deductible from the individual's gross income. These IRAs are subject to limitations on eligibility, contributions, transferability and distributions. (See "Tax Treatment of Withdrawals - Qualified Contracts" below.) Under certain conditions, distributions from other IRAs and other Qualified Plans may be rolled over or transferred on a tax-deferred basis into an IRA. Sales of contracts for use with IRAs are subject to special requirements imposed by the Code, including the requirement that certain informational disclosure be given to persons desiring to establish an

IRA. Purchasers of contracts to be qualified as Individual Retirement Annuities should obtain competent tax advice as to the tax treatment and suitability of such an investment.

     Roth IRAs

Section 408A of the Code provides that beginning in 1998, individuals may purchase a new type of non-deductible IRA, known as a Roth IRA. Purchase payments for a Roth IRA are limited to a maximum of $2,000 per year. Lower maximum limitations apply to individuals with adjusted gross incomes between $95,000 and $110,000 in the case of single taxpayers, between $150,000 and $160,000 in the case of married taxpayers filing joint returns, and between $0 and $10,000 in the case of married taxpayers filing separately. An overall $2,000 annual limitation continues to apply to all of a taxpayer's IRA contributions, including Roth IRA and non-Roth IRAs.

Qualified distributions from Roth IRAs are free from federal income tax. A qualified distribution requires that an individual has held the Roth IRA for at least five years and, in addition, that the distribution is made either after the individual reaches age 59 1/2, on the individual's death or disability, or as a qualified first-time home purchase, subject to a $10,000 lifetime maximum, for the individual, a spouse, child, grandchild, or ancestor. Any distribution which is not a qualified distribution is taxable to the extent of earnings in the distribution. Distributions are treated as made from contributions first and therefore no distributions are taxable until distributions exceed the amount of contributions to the Roth IRA. The 10% penalty tax and the regular IRA exceptions to the 10% penalty tax apply to taxable distributions from a Roth IRA.

Amounts may be rolled over from one Roth IRA to another Roth IRA. Furthermore, an individual may make a rollover contribution from a non-Roth IRA to a Roth IRA, unless the individual has adjusted gross income over $100,000 or the individual is a married taxpayer filing a separate return. The individual must pay tax on any portion of the IRA being rolled over that represents income or a previously deductible IRA contribution. However, for rollovers in 1998, the individual may pay that tax ratably over the four taxable year period beginning with tax year 1998.

Purchasers of contracts to be qualified as a Roth IRA should obtain competent tax advice as to the tax treatment and suitability of such an investment.

d.   Corporate Pension and Profit-Sharing Plans

Sections 401(a) and 401(k) of the Code permit corporate employers to establish various types of retirement plans for employees. These retirement plans may permit the purchase of the contracts to provide benefits under the plan. Contributions to the plan for the benefit of employees will not be includible in the gross income of the employees until distributed from the plan. The tax consequences to participants may vary depending upon the particular plan design. However, the Code places limitations and restrictions on all Plans including on such items as: amount of allowable contributions; form, manner and timing of distributions; transferability of benefits; vesting and nonforfeitability of interests; nondiscrimination in eligibility and participation; and the tax treatment of distributions, withdrawals and surrenders. (See "Tax Treatment of Withdrawals - Qualified Contracts" below.) Purchasers of contracts for use with Corporate Pension or Profit Sharing Plans should obtain competent tax advice as to the tax treatment and suitability of such an investment.

               Tax Treatment of Withdrawals - Qualified Contracts

In the case of a withdrawal under a qualified contract, a ratable portion of the amount received is taxable, generally based on the ratio of the individual's cost basis to the individual's total accrued benefit under the retirement plan. Special tax rules may be available for certain distributions from a qualified contract. Section 72(t) of the Code imposes a 10% penalty tax on the taxable portion of any distribution from qualified retirement plans, including contracts issued and qualified under Code Sections 401 (H.R. 10 and Corporate Pension and Profit-Sharing Plans), and 408 (Individual Retirement Annuities) and 408A (Roth
IRAs). To the extent amounts are not includible in gross income because they have been rolled over to an IRA or to another eligible qualified plan, no tax penalty will be imposed. The tax penalty will not apply to the following distributions: (a) if distribution is made on or after the date on which the owner or annuitant (as applicable) reaches age 59 1/2; (b) distributions following the death or disability of the owner or annuitant (as applicable) (for this purpose disability is as defined in Section 72(m) (7) of the Code); (c) after separation from service, distributions that are part of substantially equal periodic payments made not less frequently than annually for the life (or life expectancy) of the owner or annuitant (as applicable) or the joint lives (or joint life expectancies) of such owner or annuitant (as applicable) and his or her designated beneficiary; (d) distributions to an owner or annuitant (as applicable) who has separated from service after he has attained age 55; (e) distributions made to the owner or annuitant (as applicable) to the extent such distributions do not exceed the amount allowable as a deduction under Code
Section 213 to the Owner or Annuitant (as applicable) for amounts paid during the taxable year for medical care; (f) distributions made to an alternate payee pursuant to a qualified domestic relations order; (g) distributions from an Individual Retirement Annuity for the purchase of medical insurance (as described in Section 213(d)(1)(D) of the Code) for the owner or annuitant (as applicable) and his or her spouse and dependents if the owner or annuitant (as applicable) has received unemployment compensation for at least 12 weeks (this exception will no longer apply after the owner or annuitant (as applicable) has been re-employed for at least 60 days); (h) distributions from an Individual Retirement Annuity made to the owner or annuitant (as applicable) to the extent such distributions do not exceed the qualified higher education expenses (as defined in Section 72(t)(7) of the Code) of the owner or annuitant (as applicable) for the taxable year; and (i) distributions from an Individual Retirement Annuity made to the owner or annuitant (as applicable) which are qualified first-time home buyer distributions (as defined in Section 72(t)(8)of the Code.) The exceptions stated in (d) and (f) above do not apply in the case of an Individual Retirement Annuity. The exception stated in (c) above applies to an Individual Retirement Annuity without the requirement that there be a separation from service.

With respect to (c) above, if the series of substantially equal periodic payments is modified before the later of your attaining age 59 1/2 or 5 years from the date of the first periodic payment, then the tax for the year of the modification is increased by an amount equal to the tax which would have been imposed (the 10% penalty tax) but for the exception, plus interest for the tax years in which the exception was used.

Generally, distributions from a qualified plan must begin no later than April 1st of the calendar year following the later of (a) the year in which the employee attains age 70 1/2 or (b) the calendar year in which the employee retires. The date set forth in (b) does not apply to an Individual Retirement Annuity. Required distributions do not apply to a Roth IRA during the lifetime of the Owner. Required distributions must be over a period not exceeding the life expectancy of the individual or the joint lives or life expectancies of the individual and his or her designated beneficiary. If the required minimum distributions are not made, a 50% penalty tax is imposed as to the amount not distributed.

                Tax Sheltered Annuities - Withdrawal Limitations

The Code limits the withdrawal of amounts attributable to contributions made pursuant to a salary reduction agreement (as defined in Section 403(b)(11) of the Code) to circumstances only when the owner: (1) attains age 59 1/2; (2) separates from service; (3) dies; (4) becomes disabled (within the meaning of Section 72(m)(7) of the Code); or (5) in the case of hardship. However, withdrawals for hardship are restricted to the portion of the contract owner's value which represents contributions made by the owner and does not include any investment results. The limitations on withdrawals became effective on January 1, 1989 and apply only to salary reduction contributions made after December 31, 1988, to income attributable to such contributions and to income attributable to amounts held as of December 31, 1988. The limitations on withdrawals do not affect transfers between tax sheltered annuity plans. Contract owners should consult their own tax counsel or other tax adviser regarding any distributions.

            Section 457 Deferred Compensation ("Section 457") Plans

Employees of (and independent contractors who perform services for) certain state and local governmental units, or certain tax-exempt employers, may participate in a Section 457 plan of the employer, allowing them to defer part of their salary or other compensation. The amount deferred, and accrued income thereon, will not be taxable until it is paid or otherwise made available to the employee.

The maximum amount that can be deferred under a Section 457 plan in any tax year is generally one-third of the employee's includible compensation, up to $8,000 (in 1998). Includible compensation means earnings for services rendered to the employer which are includible in the employee's gross income, excluding the contributions under the Section 457 plan or a Tax-Sheltered Annuity. Certain catch-up deferrals are permitted during the last three (3) years before an employee attains normal retirement age. The contract purchased is issued to the employer, and the employee has no rights or vested interest in the contract. All contract value must be held for the exclusive benefit of the employee, and payments can only be made in accordance with Section 457 plan provisions. Presently, tax-free transfers of assets in a section 457 plan can only be made to another section 457 plan in certain limited cases.

Purchasers of contracts for use with Section 457 plans should obtain competent tax advice as to the tax treatment and suitability of such an investment.

                                    EXPERTS

We have included the financial statements of C. M. Life and Panorama Plus Separate Account in this Statement of Additional Information in reliance on the reports of PricewaterhouseCoopers LLP, independent accountants, given on the authority of that firm as experts in accounting and auditing.

PricewaterhouseCoopers LLP's report on the statutory financial statements of C.M. Life includes explanatory paragraphs relating to the use of statutory accounting practices rather than generally accepted accounting principles.

PricewaterhouseCoopers LLP is located in Springfield, Massachusetts 01101.

Report Of Independent Accountants

To the Contract Owners of Panorama Plus Separate Account and
The Board of Directors of C.M. Life Insurance Company

In our opinion, the accompanying statement of assets and liabilities and the related statements of operations and of changes in net assets present fairly, in all material respects, the financial position of each of the sub-accounts of the Panorama Plus Separate Account (hereafter referred to as "the Account") at December 31, 1998, the results of each of their operations for the year then ended and the changes in each of their net assets for each of the two years in the period then ended, in conformity with generally accepted accounting principles. These financial statements are the responsibility of the Account's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments owned at December 31, 1998 by correspondence with the investment companies, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP

Springfield, Massachusetts
February 25, 1999

Panorama Plus Separate Account

STATEMENT OF ASSETS AND LIABILITIES

December 31, 1998

ASSETS:
Investments, at Market (Notes 3A and 3B):

Total Return Sub-Account
     224,160,055 shares(Cost $396,332,538)                          $428,145,705

Growth Sub-Account
     105,760,489 shares(Cost $304,770,300)                           345,836,799

Government Securities Sub-Account
     14,912,044 shares(Cost $16,111,578)                              16,850,610

International Equity Sub-Account
     47,012,334 shares(Cost $58,852,881                               73,809,364

Money Market Sub-Account
     17,604,156 shares(Cost $17,604,156)                              17,604,156

*Income Sub-Account
     2,706,027 shares (Cost $34,712,215)                              33,338,252
                                                                    ------------

Total investments                                                    915,584,886
                                                                    ------------
Dividends receivable                                                      31,808
Receivable from C.M. Life Insurance Company                                4,302
                                                                    ------------

NET ASSETS                                                          $915,620,996
                                                                    ============

Net assets:                             Units            Unit Value    Net Assets
                                        -----            ----------    ----------


Total Return Sub-Account             209,536,235         $ 2.043296   $428,144,551
Growth Sub-Account                   128,161,817           2.698453    345,838,640
Government Securities Sub-Account     11,323,817           1.488104     16,851,018
International Equity Sub-Account      41,761,023           1.767452     73,810,604
Money Market Sub-Account              14,186,953           1.243348     17,639,320
Income Sub-Account                    22,174,564           1.503383     33,336,863
                                                                      ------------
                                                                      $915,620,996
                                                                      ============


*The Income Sub-Account invests in the Oppenheimer Bond Fund.

                       See Notes to Financial Statements.

Panorama Plus Separate Account

STATEMENT OF OPERATIONS
For The Year Ended December 31, 1998

                                                                                  Government  International
                                                     Total Return      Growth     Securities     Equity     Money Market  *Income
                                                      Sub-Account    Sub-Account  Sub-Account  Sub-Account  Sub-Account Sub-Account
                                                     ------------   ------------   ---------- ------------- ----------- ------------
Investment income
Dividends (Note 3B)                                  $ 60,990,669   $ 45,589,490   $  926,324  $ 2,432,957     $814,607   $  959,297

Expenses
Mortality and expense risk fees (Note 4)                4,810,144      3,851,957      185,811      821,539      181,808      362,792
                                                     ------------   ------------   ----------  -----------     --------   ----------

Net investment income(Note 3C)                         56,180,525     41,737,533      740,513    1,611,418      632,799      596,505
                                                     ------------   ------------   ----------  -----------     --------   ----------

Net realized and unrealized gain (loss)
on investments

Net realized gain on investments
     (Notes 3B, 3C and 6)                               8,712,734     17,519,511      470,345    3,011,506           --       64,002

Change in net unrealized appreciation/depreciation
     of investments                                   (26,539,079)   (36,930,341)    (151,458)   6,840,065           --    1,038,213
                                                     ------------   ------------   ----------  -----------     --------   ----------

Net gain (loss) on investments                        (17,826,345)   (19,410,830)     318,887    9,851,571           --    1,102,215
                                                     ------------   ------------   ----------  -----------     --------   ----------

Net increase in net assets resulting
     from operations                                 $ 38,354,180   $ 22,326,703   $1,059,400  $11,462,989     $632,799   $1,698,720
                                                     ============   ============   ==========  ===========     ========   ==========

*The Income Sub-Account invests in the Oppenheimer Bond Fund.


See Notes to Financial Statements.

Panorama Plus Separate Account

STATEMENT OF CHANGES IN NET ASSETS For The Year Ended December 31, 1998

                                                                                   Government      International
                                                 Total Return       Growth         Securities         Equity        Money Market
                                                 Sub-Account      Sub-Account      Sub-Account      Sub-Account      Sub-Account
                                                -------------    -------------    -------------    -------------    -------------
Increase (decrease) in net assets
Operations:
     Net investment income                      $  56,180,525    $  41,737,533    $     740,513    $   1,611,418    $     632,799
     Net realized gain on investments               8,712,734       17,519,511          470,345        3,011,506               --
     Change in net unrealized appreciation/
          depreciation of investments             (26,539,079)     (36,930,341)        (151,458)       6,840,065               --
                                                -------------    -------------    -------------    -------------    -------------

     Net increase in net assets resulting
          from operations                          38,354,180       22,326,703        1,059,400       11,462,989          632,799
                                                -------------    -------------    -------------    -------------    -------------

Capital transactions:
     Net contract payments                         24,140,599       24,286,725        1,106,669        4,298,145        4,131,906
     Withdrawal of funds                          (48,104,474)     (28,611,868)      (2,650,180)      (5,692,454)      (3,867,333)
     Reimbursement (payment) of
          accumulation unit value fluctuation          86,559           30,713            2,364            5,496          (19,924)
     Transfers between sub-accounts and
          the General Account                      (4,499,346)       4,200,075        1,086,515       (2,334,475)       2,316,196
                                                -------------    -------------    -------------    -------------    -------------

Net increase (decrease) in net assets
     resulting from capital transactions          (28,376,662)         (94,355)        (454,632)      (3,723,288)       2,560,845
                                                -------------    -------------    -------------    -------------    -------------

Total increase                                      9,977,518       22,232,348          604,768        7,739,701        3,193,644

NET ASSETS, at beginning of the year              418,167,033      323,606,292       16,246,250       66,070,903       14,445,676
                                                -------------    -------------    -------------    -------------    -------------

NET ASSETS, at end of the year                  $ 428,144,551    $ 345,838,640    $  16,851,018    $  73,810,604    $  17,639,320
                                                =============    =============    =============    =============    =============


                                                       *Income
                                                     Sub-Account
                                                    -------------
Increase (decrease) in net assets
Operations:
     Net investment income                          $     596,505
     Net realized gain on investments                      64,002
     Change in net unrealized appreciation/
          depreciation of investments                   1,038,213
                                                    -------------

     Net increase in net assets resulting
          from operations                               1,698,720
                                                    -------------

Capital transactions:
     Net contract payments                              3,090,400
     Withdrawal of funds)                              (3,990,534)
     Reimbursement (payment) of
          accumulation unit value fluctuation)             (2,864)
     Transfers between sub-accounts and
          the General Account                           2,037,135
                                                    -------------

Net increase (decrease) in net assets
     resulting from capital transactions                1,134,137
                                                    -------------

Total increase                                          2,832,857

NET ASSETS, at beginning of the year                   30,504,006
                                                    -------------

NET ASSETS, at end of the year                      $  33,336,863
                                                    =============

*The Income Sub-Account invests in the Oppenheimer Bond Fund.


                       See Notes to Financial Statements.

Panorama Plus Separate Account

STATEMENT OF CHANGES IN NET ASSETS For The Year Ended December 31, 1997

                                                                                   Government      International
                                                 Total Return       Growth         Securities         Equity        Money Market
                                                 Sub-Account      Sub-Account      Sub-Account      Sub-Account      Sub-Account
                                                -------------    -------------    -------------    -------------    -------------
Increase (decrease) in net assets
Operations:

     Net investment income                      $  38,734,903    $  17,185,896    $     843,314    $     688,682    $     604,643
     Net realized gain (loss) on investments        5,179,750        8,764,220          264,249        1,281,403               --
     Change in net unrealized appreciation/
          depreciation of investments              18,447,840       34,459,860           59,626        2,122,434               --
                                                  -----------      -----------       ----------       ----------       ----------
     Net increase in net assets
     resulting from operations                     62,362,493       60,409,976        1,167,189        4,092,519          604,643
                                                  -----------      -----------       ----------       ----------       ----------
     Capital transactions:
     Net contract payments                         27,867,462       31,596,957          927,700        6,477,310        4,334,561
     Withdrawal of funds                          (19,860,273)     (11,972,272)      (1,395,063)      (3,045,511)      (2,226,289)

     Reimbursement (payment) of
          accumulation unit value fluctuation          13,955          103,136           (1,516)          (4,665)          (3,986)

     Transfers between sub-accounts and
          the General Account                      (8,787,789)      18,112,938         (813,749)       1,806,665       (3,760,136)
                                                  -----------      -----------       ----------       ----------       ----------

     Net increase (decrease) in net assets
          resulting from capital transactions        (766,645)      37,840,759       (1,282,628)       5,233,799       (1,655,850)
                                                  -----------      -----------       ----------       ----------       ----------

Total increase (decrease)                          61,595,848       98,250,735         (115,439)       9,326,318       (1,051,207)

NET ASSETS, at beginning of the year              356,571,185      225,355,557       16,361,689       56,744,585       15,496,883
                                                  -----------      -----------       ----------       ----------       ----------

NET ASSETS, at end of the year                    418,167,033      323,606,292       16,246,250       66,070,903       14,445,676
                                                  ===========      ===========       ==========       ==========       ==========


                                                    *Income
                                                  Sub-Account
                                                 -------------
Increase (decrease) in net assets
Operations:

     Net investment income                       $   1,548,528
     Net realized gain (loss) on investments          (139,043)
     Change in net unrealized appreciation/
          depreciation of investments                  859,084
                                                    ----------
     Net increase in net assets
     resulting from operations                       2,268,569
                                                    ----------
     Capital transactions:
     Net contract payments                           2,446,088
     Withdrawal of funds                            (1,769,344)

     Reimbursement (payment) of
          accumulation unit value fluctuation              195

     Transfers between sub-accounts and
          the General Account                       (1,693,532)
                                                    ----------

     Net increase (decrease) in net assets
          resulting from capital transactions       (1,016,593)
                                                    ----------

Total increase (decrease)                            1,251,976

NET ASSETS, at beginning of the year                29,252,030
                                                    ----------

NET ASSETS, at end of the year                      30,504,006
                                                    ==========


                       See Notes to Financial Statements.

Panorama Plus Separate Account

Notes To Financial Statements

1.   HISTORY

     Panorama Plus Separate Account (the "Separate Account") was established as a separate investment account of C.M. Life Insurance Company ("C.M. Life"). C.M. Life is a wholly-owned subsidiary of Massachusetts Mutual Life Insurance Company ("MassMutual").

     The Separate Account is used exclusively for C.M. Life's Group and Individual Flexible Premium Deferred Annuity.

     The Separate Account operates as a registered unit investment trust pursuant to the Investment Company Act of 1940 ("the 1940 Act").

2.   INVESTMENT OF THE SEPARATE ACCOUNT'S ASSETS

     The Separate Account maintains six Sub-Accounts. Each Sub-Account invests in shares of certain investment portfolios of two investment companies: the Panorama Series Fund, Inc. ("Panorama Fund") and the Oppenheimer Variable Account Funds ("Oppenheimer Trust"). Panorama Fund is an open-end, diversified management investment company registered under the Investment Company Act of 1940 with four of its portfolios currently available to Panorama Plus contractowners: the Total Return Sub-Account invests in the Panorama Total Return Portfolio, the Growth Sub-Account invests in the Panorama Growth Portfolio, the Government Securities Sub-Account invests in the Panorama Government Securities Portfolio and the International Equity Sub-Account invests in the Panorama International Equity Portfolio. Oppenheimer Trust is an open-end, diversified management investment company registered under the Investment Company Act of 1940 with two of its funds currently available to Panorama Plus contractowners: the Money Market Sub-Account invests in the Oppenheimer Money Fund and the Income Sub-Account invests in the Oppenheimer Bond Fund. OppenheimerFunds, Inc., a controlled subsidiary of MassMutual, serves as investment manager to the Panorama Fund and Oppenheimer Trust.

     In addition to the six Sub-Accounts of the Separate Account, a contractowner may also allocate funds to C.M. Life's General Account. Interests in the General Account are registered under the Securities Act of 1933, as amended, but the General Account in not registered under the 1940 Act.

3.   SIGNIFICANT ACCOUNTING POLICIES

     The following is a summary of significant accounting policies followed consistently by the Separate Account in preparation of the financial statements in conformity with generally accepted accounting principles.

A.   Investment Valuation

     Investments in Panorama Fund and Oppenheimer Trust are each stated at market value which is the net asset value per share of each of the respective underlying portfolios.

B.   Accounting for Investments

     Investment transactions are accounted for on the trade date and identified cost is the basis followed in determining the cost of investments sold for financial statement purposes. Dividend income is recorded on the ex-dividend date.

C. Federal Income Taxes

     Operations of the Separate Account form a part of the total operations of C.M. Life, and the Separate Account is not taxed separately. C.M. Life is taxed as a life insurance company under the provisions of the 1986 Internal Revenue Code, as amended. The Separate Account will not be taxed as a "regulated investment company" under Subchapter M of the Internal Revenue Code. Under existing federal law, no taxes are payable on investment income and realized capital gains attributable to contracts which depend on the Separate Account's investment performance. Accordingly, no provision for federal income tax has been made. C.M. Life may, however, make such a charge in the future if an unanticipated change of current law results in a company tax liability attributable to the Separate Account.

D.   Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires that management make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

4.   CHARGES

There are no deductions for sales charges made from contract payments at the time of purchase. C.M. Life may pay premium taxes in connection with purchase payments under the Contracts. Depending upon applicable state law, C.M. Life will deduct any premium taxes from purchase payments, upon surrender or on the Annuity Income Date. Premium taxes currently range from 0% to 4.28% of purchase payments.

There is also an annual contract maintenance fee (currently $30 per Contract), imposed each year for contract maintenance and related administrative expenses.

For assuming mortality and expense risks, C.M. Life deducts a charge equal, on an annual basis, to 1.07% of the daily net asset value of the Separate Account's assets. C.M. Life also deducts an administrative charge equal, on an annual basis, to .07% of the daily net assets of each of the Sub-Accounts of the Separate Account. These charges cover expenses in connection with the administration of the Separate Account and the contracts.

5.   DISTRIBUTION AGREEMENTS

MML Distributors, LLC ("MML Distributors"), a wholly-owned subsidiary of MassMutual, serves as principal underwriter of the contracts pursuant to an underwriting and servicing agreement among MML Distributors, C.M. Life and Panorama Plus Separate Account. MML Distributors is registered with the Securities and Exchange Commission (the "SEC") as a broker-dealer under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc. (the "NASD"). MML Distributors may enter into selling agreements with other broker-dealers who are registered with the SEC and are members of the NASD in order to sell the contracts.

MML Investors Services, Inc. ("MMLISI") serves as co-underwriter of the contracts pursuant to underwriting and servicing agreements among MMLISI, C.M. Life and Panorama Plus Separate Account. MMLISI is registered with the SEC as a broker dealer under the Securities Exchange Act of 1934 and is a member of the NASD. Registered representatives of MMLISI sell the contracts as authorized variable life insurance agents under applicable state insurance laws.

Pursuant to underwriting and servicing agreements, commissions or other fees due to registered representatives for selling and servicing the contracts are paid by C.M. Life on behalf of MML Distributors or MMLISI. MML Distributors and MMLISI also receive compensation for their actions as underwriters of the contracts.

6.   PURCHASES AND SALES OF INVESTMENTS

                                                                     Government       International
For The Year Ended                 Total Return        Growth         Securities          Equity        Money Market      Income
December 31, 1998                  Sub-Account       Sub-Account     Sub-Account       Sub-Account     Sub-Account      Sub-Account
-----------------                  -----------       -----------     -----------       -----------     -----------      -----------

Cost of purchases                  $102,610,719     $ 91,258,284     $  6,318,142     $ 12,913,401     $ 20,208,788     $  9,249,860

Proceeds from sales                $ 74,810,083     $ 49,623,454     $  6,032,364     $ 15,026,361     $ 17,021,524     $  7,518,304

7. NET INCREASE (DECREASE) IN ACCUMULATION UNITS


                                                                    Government      International
For The Year Ended                 Total Return      Growth         Securities         Equity         Money Market       Income
December 31, 1998                  Sub-Account     Sub-Account      Sub-Account      Sub-Account      Sub-Account      Sub-Account
------------------                -------------   -------------    -------------    -------------    -------------    -------------
Units purchased                   $  12,547,757   $   9,271,389    $     764,428    $   2,557,243    $   3,387,881    $   2,104,616

Units withdrawn                  (25,010,464.00)    (11,026,434)      (1,830,858)      (3,424,566)      (3,150,252)      (2,717,327)

Units transferred between
   sub-accounts and the
     General Account                 (2,380,643)      1,363,012          717,850       (1,500,649)       1,857,988        1,362,327
                                  -------------   -------------    -------------    -------------    -------------    -------------

Net increase (decrease)           $ (14,843,350)  $    (392,033)   $    (348,580)   $  (2,367,972)   $   2,095,617    $     749,616

Units, at beginning of the year     224,379,585     128,553,850       11,672,397       44,128,995       12,091,336       21,424,948
                                  -------------   -------------    -------------    -------------    -------------    -------------

Units, at end of the year         $ 209,536,235   $ 128,161,817    $  11,323,817    $  41,761,023    $  14,186,953    $  22,174,564
                                  =============   =============    =============    =============    =============    =============


                                                                    Government      International
For The Year Ended                 Total Return      Growth         Securities         Equity         Money Market       Income
December 31, 1997                  Sub-Account     Sub-Account      Sub-Account      Sub-Account      Sub-Account      Sub-Account
------------------                -------------   -------------    -------------    -------------    -------------    -------------

Units purchased                   $  16,378,019    $  14,130,615    $     733,847    $   4,497,931    $   3,926,075   $   1,858,460

Units withdrawn                     (11,576,893)      (5,433,187)      (1,081,277)      (2,125,968)      (2,112,329)     (1,344,284)

Units transferred between
     sub-accounts and the
        General Account              (5,155,765)       8,009,888         (627,984)       1,249,374       (3,229,532)     (1,281,767)
                                  -------------    -------------    -------------    -------------    -------------   -------------
Net increase (decrease)           $    (354,639)   $  16,707,316    $    (975,414)   $   3,621,337    $  (1,415,786)  $    (767,591)

Units, at beginning of the year     224,734,224      111,846,534       12,647,811       40,507,658       13,507,122      22,192,539
                                  -------------    -------------    -------------    -------------    -------------   -------------
Units, at end of the year         $ 224,379,585    $ 128,553,850    $  11,672,397    $  44,128,995    $  12,091,336   $  21,424,948
                                  =============    =============    =============    =============    =============   =============

Report Of Independent Accountants

To the Board of Directors and Policyholders of Massachusetts Mutual Life Insurance Company

We have audited the accompanying statutory statements of financial position of Massachusetts Mutual Life Insurance Company as of December 31, 1998 and 1997, and the related statutory statements of income and changes in policyholders' contingency reserves, and of cash flows for each of the three years in the period ended December 31, 1998. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As described in Note 1, these financial statements were prepared in conformity with accounting practices prescribed or permitted by the Division of Insurance of the Commonwealth of Massachusetts, which practices differ from generally accepted accounting principles. The effects on the financial statements of the variances between the statutory basis of accounting and generally accepted accounting principles, although not reasonably determinable, are presumed to be material.

In our opinion, because of the effects of the matter discussed in the preceding paragraph, the financial statements audited by us do not present fairly, in conformity with generally accepted accounting principles, the financial position of Massachusetts Mutual Life Insurance Company as of December 31, 1998 and 1997, or the results of its operations or its cash flows for each of the three years in the period ended December 31, 1998.

In our opinion, the financial statements audited by us present fairly, in all material respects, the financial position of Massachusetts Mutual Life Insurance Company as of December 31, 1998 and 1997, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 1998, on the basis of accounting described in Note 1.

PricewaterhouseCoopers LLP

Springfield, Massachusetts
February 25, 1999

Massachusetts Mutual Life Insurance Company

STATUTORY STATEMENTS OF FINANCIAL POSITION

                                                      December 31,

                                                  1998             1997
                                                --------         --------

                                                      (In Millions)
Assets:
Bonds                                        $  25,215.8      $  23,508.2
Common stocks                                      296.3            354.7
Mortgage loans                                   5,916.5          5,245.8
Real estate                                      1,739.8          1,697.7
Other investments                                2,263.7          1,963.8
Policy loans                                     5,224.2          4,950.4
Cash and short-term investments                  1,123.3          1,941.2
                                             -----------      -----------
                                                41,779.6         39,661.8
Other assets                                     1,306.2          1,169.7
                                             -----------      -----------
                                                43,085.8         40,831.5
Separate account assets                         19,589.7         16,803.1
                                             -----------      -----------
                                             $  62,675.5      $  57,634.6
                                             ===========      ===========


                 See notes to statutory financial statements.

Massachusetts Mutual Life Insurance Company

                                                            December 31,

                                                         1998          1997
                                                       --------      --------

                                                           (In Millions)
Liabilities:
Policyholders' reserves and funds                   $  35,277.0   $  33,783.2
Policyholders' dividends                                1,021.6         954.1
Policyholders' claims and other benefits                  332.4         353.4
Federal income taxes                                      634.9         436.5
Asset valuation and other investment reserves           1,053.4         973.4
Other liabilities                                       1,578.9       1,457.9
                                                    -----------   -----------
                                                       39,898.2      37,958.5
Separate account liabilities                           19,588.5      16,802.8
                                                    -----------   -----------
                                                       59,486.7      54,761.3
Policyholders' contingency reserves                     3,188.8       2,873.3
                                                    -----------   -----------
                                                    $  62,675.5   $  57,634.6
                                                    ===========   ===========


                 See notes to statutory financial statements.

Massachusetts Mutual Life Insurance Company

STATUTORY STATEMENTS OF INCOME

                                                           Years Ended December 31,

                                                        1998        1997        1996
                                                      --------    --------    --------

                                                               (In Millions)
Revenue:
Premium income                                       $ 7,482.2   $ 6,764.8   $ 6,328.6
Net investment income                                  2,956.8     2,870.2     2,834.4
Fees and other income                                    154.0       126.7       117.2
                                                     ---------   ---------   ---------
                                                      10,593.0     9,761.7     9,280.2
                                                     ---------   ---------   ---------
Benefits and expenses:
Policyholders' benefits and payments                   5,873.9     6,583.8     6,048.2
Addition to policyholders' reserves and funds          2,299.6       826.8       945.2
Operating expenses                                       509.5       450.8       428.0
Commissions                                              299.3       315.3       335.5
State taxes, licenses and fees                            88.1        81.5        96.4
Merger restructuring costs                                   -           -        66.1
                                                     ---------   ---------   ---------
                                                       9,070.4     8,258.2     7,919.4
                                                     ---------   ---------   ---------
Net gain before federal income taxes and dividends     1,522.6     1,503.5     1,360.8
Federal income taxes                                     199.3       284.4       276.7
                                                     ---------   ---------   ---------
Net gain from operations before dividends              1,323.3     1,219.1     1,084.1
Dividends to policyholders                               982.9       919.5       859.9
                                                     ---------   ---------   ---------
Net gain from operations                                 340.4       299.6       224.2
Net realized capital gain (loss)                          25.4       (42.5)       40.3
                                                     ---------   ---------   ---------
Net income                                           $   365.8   $   257.1   $   264.5
                                                     =========   =========   =========


                 See notes to statutory financial statements.

Massachusetts Mutual Life Insurance Company

STATUTORY STATEMENTS OF CHANGES
IN POLICYHOLDERS' CONTINGENCY RESERVES

                                                                 Years Ended December 31,

                                                              1998        1997        1996
                                                            --------    --------    --------

                                                                      (In Millions)
Policyholders' contingency reserves,
  beginning of year                                         $2,873.3    $2,638.6    $2,600.9
                                                            --------    --------    --------
Increases (decreases) due to:
  Net income                                                   365.8       257.1       264.5
  Net unrealized capital gain (loss)                            17.4       119.1        (1.7)
  Change in asset valuation and other investment reserves      (81.0)      (76.0)     (142.4)
  Change in prior year policyholders' reserves                   8.6       (55.4)      (72.2)
  Other                                                          4.7       (10.1)      (10.5)
                                                            --------    --------    --------
                                                               315.5       234.7        37.7
                                                            --------    --------    --------
Policyholders' contingency reserves,
  end of year                                               $3,188.8    $2,873.3    $2,638.6
                                                            ========    ========    ========

                 See notes to statutory financial statements.

Massachusetts Mutual Life Insurance Company

STATUTORY STATEMENTS OF CASH FLOWS

                                                                 Years Ended December 31,

                                                            1998         1997         1996
                                                          --------     --------     --------
                                                                     (In Millions)
Operating activities:
   Net income                                            $   365.8    $   257.1    $   264.5
   Addition to policyholders' reserves and funds,
     net of transfers to separate accounts                 1,472.8        421.3        426.7
   Net realized capital (gain) loss                          (25.4)        42.5        (40.3)
   Other changes                                              15.4       (108.1)      (286.1)
                                                         ---------    ---------    ---------
   Net cash provided by operating activities               1,828.6        612.8        364.8
                                                         ---------    ---------    ---------
Investing activities:
   Loans and purchases of investments                    (15,981.2)   (12,292.7)   (10,171.5)
   Sales or maturities of investments and receipts
      from repayment of loans                             13,334.7     12,545.7      8,539.3
                                                         ---------    ---------    ---------
   Net cash provided by (used in) investing activities    (2,646.5)       253.0     (1,632.2)
                                                         ---------    ---------    ---------
Increase (decrease) in cash and short-term investments      (817.9)       865.8     (1,267.4)
Cash and short-term investments, beginning of year         1,941.2      1,075.4      2,342.8
                                                         ---------    ---------    ---------
Cash and short-term investments, end of year             $ 1,123.3    $ 1,941.2    $ 1,075.4
                                                         =========    =========    =========

                 See notes to statutory financial statements.

Notes To Statutory Financial Statements

    Massachusetts Mutual Life Insurance Company ("the Company") is a mutual life insurance company and as such has no shareholders. The Company's primary business is individual life insurance, annuity and disability income products distributed primarily through career agents. The Company also provides either directly or through its subsidiaries, a wide range of pension products and services, as well as investment services to individuals, corporations and institutions in all 50 states and the District of Columbia.

    On March 1, 1996, the operations of the former Connecticut Mutual Life Insurance Company ("Connecticut Mutual") were merged into the Company. This merger was accounted for under the pooling of interests method of accounting. For the purposes of this presentation, these financial statements reflect historical amounts giving retroactive effect as if the merger had occurred on January 1, 1996 in conformity with the practices of the National Association of Insurance Commissioners ("NAIC") and the accounting practices prescribed or permitted by the Division of Insurance of the Commonwealth of Massachusetts. In 1996, merger-related expenses totaling $66.1 million were recorded in the Statutory Statement of Income. On the merger date, policyholders' reserves attributable to disability income contracts were strengthened by $75.0 million, investment reserves for real estate were increased by $49.8 million and net prepaid pension assets were increased by $10.4 million with all adjustments reflected as a charge to policyholders' contingency reserves.

    On March 31, 1996, the Company sold MassMutual Holding Company Two, Inc., a wholly-owned subsidiary, and its subsidiaries, including Mirus Life Insurance Company (formerly the MML Pension Insurance Company; currently doing business as "UniCARE"), which comprised the Company's group life and health business, to WellPoint Health Networks, Inc. The Company received total consideration of $402.2 million ($340.0 million in cash and $62.2 million in notes receivable) and recognized a before tax gain of $187.9 million. The Company, pursuant to a 1994 reinsurance agreement, cedes its group life, accident and health business to UniCARE.

1.  SUMMARY OF ACCOUNTING PRACTICES

    The accompanying statutory financial statements, have been prepared in conformity with the statutory accounting practices of the NAIC and the accounting practices prescribed or permitted by the Division of Insurance of the Commonwealth of Massachusetts and are different in some respects from financial statements prepared in accordance with generally accepted accounting principles ("GAAP"). The more significant differences are as follows: (a) acquisition costs, such as commissions and other costs directly related to acquiring new business, are charged to current operations as incurred, whereas GAAP would require these expenses to be capitalized and recognized over the life of the policies; (b) policy reserves are based upon statutory mortality, morbidity and interest requirements without consideration of withdrawals, whereas GAAP reserves would be based upon reasonably conservative estimates of mortality, morbidity, interest and withdrawals; (c) bonds are generally carried at amortized cost whereas GAAP generally requires they be reported at fair value; (d) deferred income taxes are not provided for book-tax timing differences as would be required by GAAP, and (e) payments received for universal and variable life products, variable annuities and investment related products are reported as premium income and changes in reserves, whereas under GAAP, these payments would be recorded as deposits to policyholders' account balances.

    In March 1998, the NAIC adopted the Codification of Statutory Accounting Principles ("Codification"). Codification provides a comprehensive guide of statutory accounting principles for use by insurers in all states and is expected to become effective no later than January 1, 2001. The effect of adopting Codification shall be reported as an adjustment to policyholders' contingency reserves on the effective date. The Company is currently reviewing the impact of Codification; however, since the Division of Insurance of the Commonwealth of Massachusetts has not approved Codification, the ultimate impact cannot be determined at this time.

    The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, as well as disclosures of contingent assets and liabilities at the date of the financial statements. Management must also make estimates and assumptions that affect the amounts of revenues and expenses during the reporting period. Future events, including changes in the levels of mortality, morbidity, interest rates and asset valuations, could cause actual results to differ from the estimates used in these financial statements.

    Certain 1997 and 1996 amounts have been reclassified to conform with the current year presentation.

    The following is a description of the Company's principal accounting policies and practices.

A.  Investments

    Bonds and stocks are valued in accordance with rules established by the NAIC. Generally, bonds are valued at amortized cost, preferred stocks in good standing at cost, and common stocks, except for unconsolidated subsidiaries, at fair value.

    Mortgage loans are valued at unpaid principal net of unamortized premium or discount. The Company discontinues the accrual of interest on mortgage loans which are delinquent more than 90 days or when collection is uncertain. Real estate is valued at cost less accumulated depreciation, impairment allowances and mortgage encumbrances. Encumbrances totaled $63.5 million in 1998 and $14.2 million in 1997. Depreciation on investment real estate is calculated using the straight-line and constant yield methods.

    Policy loans are carried at the outstanding loan balance less amounts unsecured by the cash surrender value of the policy.

    Short-term investments are stated at amortized cost, which approximates fair value.

    Investments in unconsolidated subsidiaries and affiliates, joint ventures and other forms of partnerships are included in other investments on the Statutory Statement of Financial Position and are accounted for using the equity method.

    In compliance with regulatory requirements, the Company maintains an Asset Valuation Reserve ("AVR") and an Interest Maintenance Reserve ("IMR"). The AVR and other investment reserves stabilize the policyholders' contingency reserves against fluctuations in the value of stocks, as well as declines in the value of bonds, mortgage loans and real estate investments. The IMR captures after-tax realized capital gains and losses which result from changes in the overall level of interest rates for all types of fixed income investments and interest related hedging activities. These interest rate related gains and losses are amortized into income using the grouped method over the remaining life of the investment sold or over the remaining life of the underlying asset. Net realized after tax capital gains of $189.1 million in 1998, $95.4 million in 1997 and $73.1 million in 1996 were charged to the IMR. Amortization of the IMR into net investment income amounted to $40.3 million in 1998, $31.0 million in 1997, and $26.9 million in 1996.

    Realized capital gains and losses, less taxes, not includible in the IMR, are recognized in net income. Realized capital gains and losses are determined using the specific identification method. Unrealized capital gains and losses are included in policyholders' contingency reserves.

B.  Separate Accounts

    Separate account assets and liabilities represent segregated funds administered and invested by the Company for the benefit of pension, variable annuity and variable life insurance contractholders. Assets consist principally of marketable securities reported at fair value. Premiums, benefits and expenses of the separate accounts are reported in the Statutory Statement of Income. The Company receives administrative and investment advisory fees from these accounts.

    Net transfers to separate accounts of $821.3 million, $355.7 million and $636.5 million in 1998, 1997 and 1996, respectively, are included in the addition of policyholders' reserves and funds.

C.  Non-admitted Assets

    Assets designated as "non-admitted" (principally certain furniture, equipment and other receivables) are excluded from the Statutory Statement of Financial Position by an adjustment to policyholders' contingency reserves.

D.  Policyholders' Reserves and Funds

    Policyholders' reserves for life insurance contracts are developed using accepted actuarial methods computed principally on the net level premium and the Commissioners' Reserve Valuation Method bases using the American Experience and the 1941, 1958 and 1980 Commissioners' Standard Ordinary mortality tables with assumed interest rates ranging from 2.5 to 6.75 percent.

    Reserves for individual annuities, guaranteed investment contracts and deposit administration and immediate participation guarantee contracts are based on accepted actuarial methods principally at interest rates ranging from 2.25 to 11.25 percent. Reserves for policies and contracts considered investment contracts have a carrying value of $7,734.6 million and $8,077.9 million at December 31, 1998 and 1997, respectively with a fair value of $7,940.6 million and $8,250.0 million at December 31, 1998 and 1997, respectively, as determined by discounted cash flow projections.

    Disability income policy reserves are generally calculated using the two-year preliminary term, net level premium and fixed net premium methods and various morbidity tables.

    The Company made certain changes in the valuation of policyholders' reserves which increased policyholders' contingency reserves by $8.6 million in 1998 and decreased policyholders' contingency reserves by $55.4 million and $72.2 million in 1997 and 1996, respectively.

E.  Premium and Related Expense Recognition

    Life insurance premium revenue is recognized annually on the anniversary date of the policy. Annuity premium is recognized when received. Disability income premiums are recognized as revenue when due. Commissions and other costs related to issuance of new policies, maintenance and settlement costs are charged to current operations when incurred.

F.  Policyholders' Dividends

    The Board of Directors annually approves dividends to be paid in the following year. These dividends are allocated to reflect the relative contribution of each group of policies to policyholders' contingency reserves and consider investment and mortality experience, expenses and federal income tax charges. The liability for policyholders' dividends is equal to the estimated amount of dividends to be paid in the following calendar year.

G. Cash and Short-term Investments

   For purposes of the Statutory Statement of Cash Flows, the Company considers all highly liquid investments purchased with a maturity of twelve months or less to be short-term investments.

H. Policyholders' Contingency Reserves

   Policyholders' contingency reserves represent surplus of the Company as reported to regulatory authorities and are intended to protect policyholders against possible adverse experience.

2. SURPLUS NOTES

   The Company issued surplus notes of $100.0 million at 7.50 percent and $250.0 million at 7.625 percent in 1994 and 1993, respectively. These notes are unsecured and subordinate to all present and future indebtedness of the Company, policy claims and prior claims against the Company as provided by the Massachusetts General Laws. Issuance was approved by the Commissioner of Insurance of the Commonwealth of Massachusetts ("the Commissioner").

   All payments of interest and principal are subject to the prior approval of the Commissioner. Sinking fund payments are due as follows: $62.5 million in 2021, $87.5 million in 2022, $150.0 million in 2023 and $50.0 million in 2024.

   Interest on the notes issued in 1994 is scheduled to be paid on March 1 and September 1 of each year, to holders of record on the preceding February 15 or August 15, respectively. Interest on the notes issued in 1993 is scheduled to be paid on May 15 and November 15 of each year, to holders of record on the preceding May 1 or November 1, respectively. Interest expense is not recorded until approval for payment is received from the Commissioner. Interest of $26.6 million was approved and paid in 1998, 1997 and 1996.

   The proceeds of the notes, less a $24.4 million reserve in 1998, and a $28.3 million reserve in 1997 for contingencies associated with the issuance of the notes, are recorded as a component of the Company's policyholders' contingency reserves as permitted by the Division of Insurance. These surplus note reserves are included in asset valuation and other investment reserves on the Statutory Statement of Financial Position.

3. BENEFIT PLANS

   The Company provides multiple benefit plans to employees, agents and retirees including retirement plans and life and health benefits.

   Retirement Plans

   The Company has two non-contributory defined benefit plans covering substantially all of its employees. One plan includes active employees and retirees previously employed by Connecticut Mutual Life Insurance Company which merged with MassMutual in 1996; the other plan includes all other eligible employees and retirees. Benefits are based on the employees' years of service, compensation during the last five years of employment and estimated social security retirement benefits. The Company accounts for these plans following Financial Accounting Standards Board Statement No. 87, "Employers' Accounting for Pensions". Accordingly, as permitted by the Massachusetts Division of Insurance, the Company has recognized a pension asset of $216.0 million and $157.4 million at December 31, 1998 and 1997, respectively. Company policy is to fund pension costs in accordance with the requirements of the Employee Retirement Income Security Act of 1974 and, based on such requirements, no funding was required for the years ended December 31, 1998, and 1997. The assets of the plans are invested in the Company's general account and separate accounts.

   The Company also has defined contribution plans for employees and agents. The Company funds the plans by matching employee contributions, subject to statutory limits. Company contributions and any earnings on them are vested based on years of vesting service using a graduated vesting schedule in 20 percent increments over a five-year period.

   Life and Health

   Life and health insurance benefits are provided to employees and agents through group insurance contracts. Substantially all of the Company's employees and agents may become eligible for continuation of certain of these benefits if they retire as active employees or agents of the Company. The Company adopted the National Association of Insurance Commissioners' accounting standard for post retirement life and health benefit costs, requiring these benefits to be accounted for using the accrual method for employees and agents eligible to retire and current retirees. The initial transition obligation of $137.9 million is being amortized over twenty years through 2012. During 1998, the Company transferred the administration of the retiree life and health plan benefit obligations and supporting assets to an unconsolidated subsidiary.

   The status of the defined benefit plans as of December 31 is as follows:

                                         Retirement          Life and Health

                                      1998        1997       1998       1997
                                      ----        ----       ----       ----
                                                  (In Millions)
Accumulated benefit obligation
 at December 31                   $   822.8   $   663.1   $  185.6   $  145.9
Fair value of plan assets
 at December 31                     1,160.2     1,154.2       21.0       21.7
                                  ---------   ---------   --------   --------
Funded status                     $   337.4   $   491.1   $ (164.6)  $ (124.2)
                                  =========   =========   ========   ========

The following rates were used in determining the actuarial present value of the accumulated benefit obligations.

                                                      Retirement                 Life and Health

                                                1998             1997          1998           1997
                                                ----             ----          ----           ----
Discount rate                               6.75%             7.25%            6.75%         7.25%
Increase in future compensation
 levels                                     4.00-5.00%        4.00-5.00%       5.00%         5.00-5.50%
Long-term rate of return on assets          9.00-10.00%       9.00-10.00%      6.75%         6.75%
Assumed increases in medical cost
Rates in the first year                         -                -             7.00%         6.25-9.50%
declining to                                    -                -             4.25%         4.75-5.00%
within                                          -                -             5 years       5 years

A one percent increase in the annual assumed inflation rate in medical cost rates would increase the 1998 accumulated postretirement benefit liability and benefit expense by $9.2 million and $1.1 million, respectively. A one percent decrease in the annual assumed inflation rate in medical costs rates would decrease the 1998 accumulated postretirement benefit liability and benefit expense by $8.5 million and $1.0 million, respectively.

   The expense charged to operations for all employee benefit plans is $32.1 million in 1998, $23.9 million in 1997 and $38.1 million in 1996. In 1997, there was a significant reduction in plan participants in the Connecticut Mutual Plan which resulted in recognition of a pension plan curtailment gain of $10.7 million.

4. RELATED PARTY TRANSACTIONS

   The company has management and service contracts or cost sharing arrangements with various subsidiaries and affiliates whereby the Company, for a fee, will furnish a subsidiary or affiliate, as required, operating facilities, human resources, computer software development and managerial services. Fees earned under the terms of the contracts or arrangements were $205.0 million and $137.3 million for 1998 and 1997, respectively.

   The Company has reinsurance agreements with its subsidiaries, C.M. Life Insurance Company and MML Bay State Life Insurance Company, including stop-loss and modified coinsurance agreements on life insurance products. Total premiums assumed on these agreements were $38.4 million in 1998, $40.9 million in 1997 and $44.1 million in 1996.

5. FEDERAL INCOME TAXES

   Provision for federal income taxes is based upon the Company's estimate of its current tax liability. No deferred tax effect is recognized for temporary differences that may exist between financial reporting and taxable income. Accordingly, the reporting of miscellaneous temporary differences, such as reserves, acquisition costs and restructuring costs and of permanent differences such as the equity tax, resulted in effective tax rates which differ from the statutory tax rate.

   The Company plans to file its 1998 federal income tax return on a consolidated basis with its eligible life affiliates and non-life affiliates. C.M. Life Insurance Company, which is not an eligible life affiliate, files a separate return. The Company and its eligible life insurance and non-life affiliates are subject to a written tax allocation agreement, which allocates the group's consolidated tax liability for payment purposes. Generally, the agreement provides that affiliates with losses shall be compensated for the use of their losses and credits by other affiliates.

   The Internal Revenue Service has completed examining the Company's income tax returns through the year 1992 for Massachusetts Mutual and 1995 for Connecticut Mutual, and is currently examining Massachusetts Mutual for the years 1993 and 1994. The Company believes adjustments which may result from such examinations will not materially affect its financial position.

   Components of the formula authorized by the Internal Revenue Service for determining deductible policyholder dividends have not been finalized for 1998 or 1997. The Company records the estimated effects of anticipated revisions in the Statutory Statement of Income.

   Federal tax payments were $152.4 million in 1998, $353.4 million in 1997 and $330.7 million in 1996.

6. INVESTMENTS

   The Company maintains a diversified investment portfolio. Investment policies limit concentration in any asset class, geographic region, industry group, economic characteristic, investment quality or individual investment. In the normal course of business, the Company enters into commitments to purchase privately placed bonds and to issue mortgage loans.

A.  Bonds

    The carrying value and estimated fair value of bonds are as follows:

                                                      December 31, 1998
                                                      -----------------
                                                    Gross            Gross        Estimated
                                   Carrying       Unrealized       Unrealized       Fair
                                    Value           Gains            Losses         Value
                                  ----------      ----------       ----------     ----------
                                                       (In Millions)
U. S. Treasury securities        $   4,945.3      $    473.0       $   20.4       $   5,397.9
 and obligations of U. S.
 government corporations
 and agencies
Debt securities issued by               41.2             1.5            1.3              41.4
 foreign governments
Mortgage-backed securities           3,734.4           188.0           13.9           3,908.5
State and local governments            360.5            33.2            7.9             385.8
Corporate debt securities           14,133.3           845.3          118.4          14,860.2
Utilities                              885.8           102.6            0.3             988.1
Affiliates                           1,115.3             0.6            0.9           1,115.0
                                 -----------      ----------       --------       -----------
 TOTAL                           $  25,215.8      $  1,644.2       $  163.1       $  26,696.9
                                 ===========      ==========       ========       ===========

                                                       December 31, 1997
                                                       -----------------
                                                     Gross            Gross        Estimated
                                   Carrying       Unrealized       Unrealized        Fair
                                    Value            Gains           Losses          Value
                                  ----------      ----------       ----------     ----------
                                                         (In Millions)
U. S. Treasury securities        $   6,241.0      $    470.5       $   10.3       $   6,701.2
 and obligations of U. S.
 government corporations
 and agencies
Debt securities issued by               83.5             4.4            3.0              84.9
 foreign governments
Mortgage-backed securities           3,008.7           187.9            9.0           3,187.6
State and local governments            361.9            23.9             .6             385.2
Corporate debt securities           12,148.9           765.2           46.9          12,867.2
Utilities                              871.8           100.1            2.2             969.7
Affiliates                             792.4             2.8            1.0             794.2
                                 -----------      ----------       --------       -----------
 TOTAL                           $  23,508.2      $  1,554.8       $   73.0       $  24,990.0
                                 ===========      ==========       ========       ===========

   The carrying value and estimated fair value of bonds at December 31, 1998 by contractual maturity are shown below. Expected maturities will differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without prepayment penalties.


                                                                     Estimated
                                                    Carrying           Fair
                                                     Value             Value
                                                   ---------         ---------
                                                          (In Millions)
     Due in one year or less                       $   556.5         $   560.7
     Due after one year through five years           4,150.6           4,270.5
     Due after five years through ten years          8,622.8           9,045.0
     Due after ten years                             5,319.5           5,999.6
                                                   ---------         ---------
                                                    18,649.4          19,875.8
     Mortgage-backed securities, including
      securities guaranteed by the U.S.
      Government                                     6,566.4           6,821.1
                                                   ---------         ---------
      TOTAL                                        $25,215.8         $26,696.9
                                                   =========         =========


   Proceeds from sales of investments in bonds were $11,663.4 million during 1998, $11,427.8 million during 1997 and $6,390.7 million during 1996. Gross capital gains of $331.8 million in 1998, $200.7 million in 1997 and $188.8 million in 1996 and gross capital losses of $47.3 million in 1998, $68.8 million in 1997 and $255.5 million in 1996 were realized on those sales, portions of which were included in the IMR. The estimated fair value of non-publicly traded bonds is determined by the Company using a pricing matrix and quoted market prices for publicly traded bonds.

B. Stocks

   Common stocks, except for unconsolidated subsidiaries, had a cost of $238.4 million in 1998 and $250.3 million in 1997.

C. Mortgages

   The fair value of mortgage loans, as determined from a pricing matrix for performing loans and the estimated underlying real estate value for non-performing loans, was $6,178.8 million and $5,039.1 million at December 31, 1998 and 1997, respectively.

   The Company had restructured loans with book values of $126.6 million, and $202.3 million at December 31, 1998 and 1997, respectively. These loans typically have been modified to defer a portion of the contractual interest payments to future periods. Interest deferred to future periods totaled $0.1 million in 1998, $5.1 million in 1997 and $2.2 million in 1996. At December 31, 1998, scheduled commercial mortgage loan maturities were as follows:
   1999 - $341.0 million; 2000 - $333.0 million; 2001 - $305.2 million; 2002 -
   $210.6 million; 2003 - $299.0 million; and $3,106.4 million thereafter.

D. Policy Loans

   Policy loans are recorded at cost as it is not practicable to determine the fair value since they do not have a stated maturity.

E. Other

   Preferred stocks in good standing had fair values of $116.0 million in 1998 and $145.5 million in 1997, using a pricing matrix for non-publicly traded stocks and quoted market prices for publicly traded stocks.

   The carrying value of investments which were non-income producing for the preceding twelve months was $13.2 million and $5.7 million at December 31, 1998 and 1997, respectively.

7. PORTFOLIO RISK MANAGEMENT

   The Company manages its investment risks, primarily to reduce interest rate and duration imbalances determined in asset/liability analyses. The fair values of these financial instruments, described below, which are not recorded in the financial statements, unless otherwise noted, are based upon market prices or prices obtained from brokers. The Company does not hold or issue these financial instruments for trading purposes.

   The notional amounts described do not represent amounts exchanged by the parties and, thus, are not a measure of the exposure of the Company. The amounts exchanged are calculated on the basis of the notional amounts and the other terms of the instruments, which relate to interest rates, exchange rates, security prices or financial or other indexes.

   The Company utilizes interest rate swap agreements, options, and purchased caps and floors to reduce interest rate exposures arising from mismatches between assets and liabilities and to modify portfolio profiles to manage other risks identified. Under interest rate swaps, the Company agrees to an exchange, at specified intervals, between streams of variable rate and fixed rate interest payments calculated by reference to an agreed-upon notional principal amount. Gains and losses realized on the termination of contracts are deferred and amortized through the IMR over the remaining life of the associated contract. IMR amortization is included in net investment income on the Statutory Statement of Income. Net amounts receivable and payable are accrued as adjustments to investment income and included in other assets on the Statutory Statement of Financial Position. At December 31, 1998 and 1997, the Company had swaps with notional amounts of $4,382.0 million and $3,220.2 million, respectively. The fair values of these instruments were $84.1 million at December 31, 1998 and $20.9 million at December 31, 1997.

   Options grant the purchaser the right to buy or sell a security or enter into a derivative transaction at a stated price within a stated period. The Company's option contracts have terms of up to fifteen years. The amounts paid for options purchased are amortized into investment income over the life of the contract on a straight-line basis. Unamortized costs are included in other investments on the Statutory Statement of Financial Position. Gains and losses on these contracts are recorded at the expiration or termination date and are deferred and amortized through the IMR over the remaining life of the option contract. At December 31, 1998 and 1997, the Company had option contracts with notional amounts of $12,704.4 million and $5,388.2 million, respectively. The Company's credit risk exposure was limited to the unamortized costs of $92.5 million and $59.0 million, which had fair values of $161.9 million and $99.6 million at December 31, 1998 and 1997, respectively.

   Interest rate cap agreements grant the purchaser the right to receive the excess of a referenced interest rate over a stated rate calculated by reference to an agreed upon notional amount. Interest rate floor agreements grant the purchaser the right to receive the excess of a stated rate over a referenced interest rate calculated by reference to an agreed upon notional amount. Amounts paid for interest rate caps and floors are amortized into investment income over the life of the asset on a straight-line basis. Unamortized costs are included in other investments on the Statutory Statement of Financial Position. Amounts receivable and payable are accrued as adjustments to investment income and included in the Statutory Statement of Financial Position as other assets. Gains and losses on these contracts, including any unamortized cost, are recognized upon termination and are deferred and amortized through the IMR over the remaining life of the associated cap or floor agreement. At December 31, 1998 and 1997, the company had agreements with notional amounts of $4,337.9 million and $3,348.6 million, respectively. The Company's credit risk exposure on these agreements is limited to the unamortized costs of $22.7 million and $18.2 million at December 31, 1998 and 1997, respectively. The fair values of these instruments were $43.9 million and $23.4 million at December 31, 1998 and 1997, respectively.

   The Company enters into forward U.S. Treasury, and Government National Mortgage Association ("GNMA") and Federal National Home Mortgage Association ("FNMA") commitments for the purpose of managing interest rate exposure. The Company generally does not take delivery on forward commitments. These commitments are instead settled with offsetting transactions. Gains and losses on forward commitments are recorded when the commitment is closed and amortized through the IMR over the remaining life of the asset. At December 31, 1998 and 1997, the Company had U. S. Treasury, GNMA and FNMA purchase commitments which will settle during the following year with contractual amounts of $603.4 million and $1,100.7 million, respectively. The fair values of these commitments were $604.1 million and $1,117.6 million, including net unrealized gains of $0.7 million and $16.9 million at December 31, 1998 and 1997, respectively.

   The Company utilizes other agreements to reduce exposures to various risks. Notional amounts relating to these agreements totaled $384.2 million and $385.6 million at December 31, 1998 and 1997, respectively. The fair values of these instruments resulted in an unrealized gain of $7.2 million at December 31, 1998 and an unrealized loss of $6.8 million at December 31, 1997.

   The Company is exposed to credit-related losses in the event of nonperformance by counterparties to derivative financial instruments. This exposure is limited to contracts with a positive fair value. The amounts at risk in a net gain position were $272.5 million and $146.7 million at December 31, 1998 and 1997, respectively. The Company monitors exposure to ensure counterparties are credit worthy and concentration of exposure is minimized. Additionally, collateral positions have been obtained with counterparties when considered prudent.

8. INVESTMENTS IN UNCONSOLIDATED SUBSIDIARIES

   MassMutual has two primary insurance subsidiaries, C.M. Life, which primarily writes variable annuities and universal life insurance, and MML Bay State, which primarily writes variable life and annuity business. MassMutual's wholly-owned non-insurance subsidiary MassMutual Holding Company, Inc. ("MMHC") owns subsidiaries which include retail and institutional asset management, registered broker dealer and international life and annuity operations.

   MassMutual accounts for the value of its investments in subsidiaries at their underlying net equity. Operating results for such subsidiaries are reflected as net unrealized capital gains in the Statement of Changes in Policyholders' Contingency Reserves. Net investment income is recorded by MassMutual to the extent that dividends are declared by the subsidiaries. The Company holds debt issued by MMHC and its subsidiaries of $1,111.3 million and $792.4 million at December 31, 1998 and 1997, respectively.

   Below is summarized financial information for the unconsolidated subsidiaries as of December 31 and for the year then ended:

                                                  1998            1997
                                                --------        --------
                                                     (In Millions)
   Domestic Life Insurance Subsidiaries:

     Total revenue                            $  1,151.4      $  1,086.9
     Net income (loss)                        $     (3.2)     $      1.1
     Assets                                   $  4,741.4      $  3,766.8
   Other Subsidiaries:

     Total revenue                            $  1,137.4      $    967.2
     Net income                               $     73.6      $     75.4
     Assets                                   $  2,839.5      $  2,018.8

9.  REINSURANCE

    The Company has reinsurance agreements with other insurance companies in the normal course of business. In addition, the Company cedes the remainder of its group life and health business to UniCARE. Premiums, benefits to policyholders and provisions for future benefits are stated net of reinsurance. The Company remains liable to the insured for the payment of benefits if the reinsurer cannot meet its obligations under the reinsurance agreements. Total premiums ceded were $183.9 million in 1998, $294.6 million in 1997 and $793.5 million in 1996.

10. BUSINESS RISKS AND CONTINGENCIES

    The Company is subject to insurance guaranty fund laws in the states in which it does business. These laws assess insurance companies amounts to be used to pay benefits to policyholders and claimants of insolvent insurance companies. Many states allow these assessments to be credited against future premium taxes. The Company believes such assessments in excess of amounts accrued will not materially affect its financial position, results of operations or liquidity.

    The Company is involved in litigation arising in and out of the normal course of its business. Management intends to defend these actions vigorously. While the outcome of litigation cannot be foreseen with certainty, it is the opinion of management, after consultation with legal counsel, that the ultimate resolution of these matters will not materially affect its financial position, results of operations or liquidity.

11. SUBSIDIARIES AND AFFILIATED COMPANIES

    A summary of ownership and relationship of the Company and its subsidiaries and affiliated companies as of December 31, 1998 is illustrated below. The Company provides management or advisory services to these companies. Subsidiaries are wholly-owned, except as noted.

    Parent
    ------
    Massachusetts Mutual Life Insurance Company

    Subsidiaries of Massachusetts Mutual Life Insurance Company
    -----------------------------------------------------------
     CM Assurance Company
     CM Benefit Insurance Company
     C.M. Life Insurance Company
     MassMutual Holding Company
     MassMutual of Ireland, Limited
     MML Bay State Life Insurance Company
     MML Distributors, LLC
     MassMutual Mortgage Finance, LLC

         Subsidiaries of MassMutual Holding Company
         ------------------------------------------
         GR Phelps & Co., Inc.
         MassMutual Holding Trust I
         MassMutual Holding Trust II
         MassMutual Holding MSC, Inc.
         MassMutual International, Inc.
         MML Investor Services, Inc.

         Subsidiaries of MassMutual Holding Trust I
         ------------------------------------------
         Antares Capital Corporation - 99.4%
         Charter Oak Capital Management, Inc. - 80.0%
         Cornerstone Real Estate Advisors, Inc.
         DLB Acquisition Corporation - 85.8%
         Oppenheimer Acquisition Corporation - 89.36%

         Subsidiaries of MassMutual Holding Trust II
         -------------------------------------------
         CM Advantage, Inc.
         CM International, Inc.
         CM Property Management, Inc.
         HYP Management, Inc.
         MMHC Investments, Inc.
         MML Realty Management
         Urban Properties, Inc.
         MassMutual Benefits Management, Inc.

         Subsidiaries of MassMutual International, Inc.
         ----------------------------------------------
         Compensa de Seguros de Vida S.A. - 33.5%
         MassLife Seguros de Vida (Argentina) S.A.
         MassMutual International (Bermuda) Ltd.
         Mass Seguros de Vida (Chile) S.A. - 33.5%
         MassMutual International (Luxembourg) S.A.

         MassMutual Holding MSC, Inc.
         ----------------------------
         MassMutual Corporate Value Limited - 40.93%
         9048 - 5434 Quebec, Inc.
         1279342 Ontario Limited

   Affiliates of Massachusetts Mutual Life Insurance Company
   ---------------------------------------------------------
   MML Series Investment Fund
   MassMutual Institutional Funds
   Oppenheimer Value Stock Fund

                                     PART C
                               OTHER INFORMATION

Item 24 Financial Statements and Exhibits

     (a)  Financial Statements:

          Financial Statements Included in Part A

          Condensed Financial Information

          Financial Statements Included in Part B

          Registrant


          Reports of Independent Accountants
          Statement of Assets and Liabilities as of December 31, 1998 Statement of Operations for the year ended December 31, 1998 Statement of Changes in Net Assets for the years ended December 31, 1998, and 1997
          Notes to Financial Statements


          The Depositor


          Reports of Independent Accountants
          Statutory Statements of Financial Position as of December 31, 1998 and 1997
          Statutory Statements of Income for the Years ended December 31, 1998, 1997 and 1996
          Statutory Statements of Changes in Shareholder's Equity for the years ended December 31, 1998, 1997 and 1996
          Statutory Statements of Cash Flows for the years ended December 31, 1998, 1997 and 1996
          Notes to Statutory Financial Statements


     (b)  Exhibits:


(1) Copy of Resolution of the Board of Directors of C.M. Life Insurance Company establishing the Separate Account. (7)


(2)  Not Applicable.

(3) (a) Form of Distribution Agreement between the Registrant and MML Distributors LLC.(3)

     (b) Copy of Underwriting and Servicing Agreement between MML Investors Services, Inc. and C.M. Life Insurance Company.(2)


(4) (a) Form of Individual Contract and Certificates for the Panorama Plus Annuity.(7)

(5)  Form of Application for the Panorama Plus Annuity Individual Contract.(7)

(6)  (a) Copy of the Articles of Incorporation of C.M. Life Insurance
     Company.(4)

     (b) Copy of the by-laws of C.M. Life Insurance Company.(4)


(7)  Not Applicable.


(8) (a) Form of Participation Agreement with Oppenheimer Variable Account Funds.(5)

     (b) Form of Participation Agreement with Panorama Series Funds, Inc.(5)

     (c) Form of Participation Agreement with T. Rowe Price Equity Series,
     Inc.(9)

     (d) Form of Participation Agreement with Fidelity Variable Insurance Products Fund II.(9)

     (e) Form of Participation Agreement with American Century Variable Portfolio.(10)

(9)  Opinion of and Consent of Counsel.(1)

(10) (i) Consent of Independent Accountants, PricewaterhouseCoopers LLP.(1)

     (ii) Copy of the Powers of Attorney (8)

     (ii) Copy of the Power of Attorney for Robert J. O'Connell (11)

(11) Not Applicable.


(12) Not Applicable.


(13) Form of Schedule of Computation of Performance(7)


(14) Not Applicable.

(1)  Filed herewith.

(2) Incorporated by reference to Exhibit 1(b) to the registration statement on Form S-1 for C.M. Life Insurance Company (File No. 333-2347) as filed with the Securities and Exchange Commission on April 8, 1996.

(3) Incorporated by reference to Post-Effective Amendment No. 7 to the registration statement on Form N-4 for the Panorama Plus Separate Account (File No. 33-45122) as filed with the Securities and Exchange Commission on April 23, 1997.

(4) Incorporated by reference to Post Effective Amendment No. 3 to Registration Statement File No. 33-91072.

(5) Incorporated by reference to Registration Statement File No. 333-22557, filed on February 28, 1997.


(6) Incorporated by reference to Post Effective Amendment No. 4 to Registration No. 333-2347

(7) Incorporated by reference to Post-Effective Amendment No. 8 to Registration Statement No. 33-45122 filed and effective May 1, 1998.

(8) Incorporated by reference to Post-Effective Amendment No. 33-61679 filed on Form N-4 on December 21, 1998.

(9) Incorporated by reference to Initial Registration Statement No. 333-65887, filed on October 20, 1998.

(10) Incorporated by reference to Pre-Effective Amendment No. 2 to Registration Statement No. 333-41667, filed on May 26, 1998.

(11) Incorporated by reference to Post-Effective Amendment No. 6 to Registration Statement No. 333-41667 filed on Form S-6 in April, 1999.

ITEM 25. DIRECTORS AND OFFICERS OF THE DEPOSITOR

                                                    C.M. LIFE INSURANCE COMPANY

---------------------------------------------------------------------------------------------------------------------------------
Name, Position, Business Address                       Principal Occupation(s ) During Past Five Years
---------------------------------------------------------------------------------------------------------------------------------
Lawrence V. Burkett, Jr., Director,                    C.M. Life
President and Chief Executive Officer                       Director, President and Chief Executive Officer (since 1996)
1295 State Street                                      MassMutual
Springfield, MA 01111                                       Executive Vice President and General Counsel (since 1993)
                                                            Senior Vice President and Deputy General Counsel (1992-1993)

---------------------------------------------------------------------------------------------------------------------------------
John B. Davies, Director                               C.M. Life
1295 State Street                                           Director (since 1996)
Springfield, MA 01111                                  MassMutual
                                                            Executive Vice President (since 1994)
                                                            Associate Executive Vice President (1994-1994)
                                                            General Agent (1982-1993)

---------------------------------------------------------------------------------------------------------------------------------
Isadore Jermyn, Director and Senior                    C.M. Life
Vice President and Actuary                                  Director (since 1998); Senior Vice President and Actuary (since 1996)
1295 State Street                                      MassMutual
Springfield, MA 01111                                       Senior Vice President and Actuary (since 1999 and 1995-1998)
                                                            Senior Vice President and Chief Actuary (1998-1999)
                                                            Vice President and Actuary (1980-1995)

---------------------------------------------------------------------------------------------------------------------------------
James E. Miller, Director and Senior                   C.M. Life
Vice President-Life Operations                              Director and Senior Vice President-Life Operations (since 1998)
140 Garden Street                                      MassMutual
Hartford, CT 06154                                          Executive Vice President (since 1997 and 1987-1996)
                                                       UniCare Life & Health
                                                            Senior Vice President (1996-1997)

---------------------------------------------------------------------------------------------------------------------------------
Robert J. O'Connell, Director                          C.M. Life
1295 State Street                                           Director (since 1999)
Springfield, MA 01111                                  MassMutual
                                                            President and Chief Executive Officer (since 1999)
                                                       American International Group, Inc.
                                                            Senior Vice President (1991-1998)
                                                       AIG Life Companies
                                                            President and Chief Executive Officer (1991-1998)

---------------------------------------------------------------------------------------------------------------------------------
Stuart H. Reese, Director and Senior                   C.M. Life
Vice President-Investments                                  Director and Senior Vice President-Investments (since 1996)
1295 State Street                                      MassMutual
Springfield, MA 01111                                       Chief Executive Director-Investment Management (since 1997)
                                                            Senior Vice President (1993-1997)
                                                       Aetna Life and Casualty and Affiliates
                                                            Investment Manager (1979-1993)

---------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OFFICERS (other than those who are also Directors):
---------------------------------------------------------------------------------------------------------------------------------
Anne Melissa Dowling, Senior Vice                      C.M. Life
President-Large Corporate Marketing                         Senior Vice President-Large Corporate Marketing (since 1996)
140 Garden Street                                      MassMutual
Hartford, CT 06154                                          Senior Vice President (since 1996)
                                                       Connecticut Mutual Life Insurance Company
                                                            Chief Investment Officer (1994-1996)
                                                       Travelers Insurance Co.
                                                            Senior Vice President-International (1987-1993)

---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
Edward M. Kline, Treasurer                             C.M. Life
1295 State Street                                           Treasurer (since 1997)
Springfield, MA 01111                                  MassMutual
                                                            Vice President (since 1989) and Treasurer (since 1997)

---------------------------------------------------------------------------------------------------------------------------------
Ann F. Lomeli, Secretary                               C.M. Life
1295 State Street                                           Secretary (since 1988)
Springfield, MA 01111                                  MassMutual
                                                            Vice President, Secretary and Deputy General Counsel (since 1999)
                                                            Vice President, Secretary and Associate General Counsel (1998-1999)
                                                            Vice President, Associate Secretary and Associate General Counsel
                                                            (1996-1998)
                                                       Connecticut Mutual Life Insurance Company
                                                            Corporate Secretary and Counsel (1988-1996)

---------------------------------------------------------------------------------------------------------------------------------

ITEM 26. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE DEPOSITOR OR REGISTRANT

The assets of the Registrant, under state law, are assets of C.M. Life.

C.M. Life Insurance Company is 100% owned by Massachusetts Mutual Life Insurance Company.

The Registrant may also be deemed to be under common control with other separate accounts established by MassMutual and its life insurance subsidiaries, C.M. Life Insurance Company and MML Bay State Life Insurance Company, which are registered as unit investment trusts under the Investment Company Act of 1940.

The discussion that follows indicates those entities owned directly or indirectly by Massachusetts Mutual Life Insurance Company:

                  MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY
                             CORPORATE ORGANIZATION

A.   DIRECT SUBSIDIARIES OF MASSMUTUAL

     MassMutual is the sole owner of each subsidiary unless otherwise indicated.

1. CM Assurance Company, a Connecticut corporation which operates as a life and health insurance company. This subsidiary is inactive.

2. CM Benefit Insurance Company, a Connecticut corporation which operates as a life and health insurance company. This subsidiary is inactive.

3. C.M. Life Insurance Company, a Connecticut corporation which operates as a life and health insurance company.

4. MML Bay State Life Insurance Company, a Connecticut corporation which operates as a life and health insurance company.

5. MML Distributors, LLC, a Connecticut limited liability company which operates as a securities broker-dealer. (MassMutual - 99%; G.R. Phelps & Co., Inc. - 1%)

6. MassMutual of Ireland, Limited, a corporation organized in the Republic of Ireland which formerly operated to provide claims service to holders of MassMutual group life and accident and health insurance contracts. This subsidiary is inactive and will be dissolved in the near future.

7. MassMutual Holding Company, a Delaware corporation which operates as a holding company for certain MassMutual entities.

8. MassMutual Mortgage Finance, LLC, a Delaware limited liability company which makes, acquires, holds and sells mortgage loans.

B.   MASSMUTUAL HOLDING COMPANY GROUP

     MassMutual Holding Company is the sole owner of each subsidiary or affiliate unless otherwise indicated.

1. G.R. Phelps & Co, Inc., a Connecticut corporation which formerly operated as a securities broker-dealer. This subsidiary is inactive and expected to be dissolved.

2. MML Investors Services, Inc., a Massachusetts corporation which operates as a securities broker-dealer. (MassMutual Holding Company - 86%; G.R. Phelps & Co., Inc. - 14%)

3. MassMutual Holding MSC, Inc., a Massachusetts corporation which operates as a holding company for MassMutual positions in investment entities organized outside of the United States. This subsidiary qualifies as a "Massachusetts Security Corporation" under Chapter 63 of the Massachusetts General Laws.

4. MassMutual Holding Trust I, a Massachusetts business trust which operates as a holding company for separately-staffed MassMutual investment subsidiaries.

5. MassMutual Holding Trust II, a Massachusetts business trust which operates as a holding company for non-staffed MassMutual investment subsidiaries.

6. MassMutual International, Inc., a Delaware corporation which operates as a holding company for those entities constituting MassMutual's international insurance operations.

C.   MML INVESTORS SERVICES, INC. GROUP

     Set forth below are the direct and indirect subsidiaries of MML Investors Services, Inc. The parent is the sole owner of each subsidiary unless otherwise indicated.

Direct Subsidiaries of MML Investors Services, Inc.

1. MML Insurance Agency, Inc., a Massachusetts corporation which operates as an insurance broker.

2. MML Securities Corporation, a Massachusetts corporation which operates as a "Massachusetts Security Corporation" under Section 63 of the Massachusetts General Laws.

Direct Subsidiaries of MML Insurance Agency, Inc.

1. DISA Insurance Services of America, Inc., an Alabama corporation which operates as an insurance broker.

2. Diversified Insurance Services of America, Inc., a Hawaii corporation which operates as an insurance broker.

3. MML Insurance Agency of Mississippi, P.C., a Mississippi corporation which operates as an insurance broker.

4. MML Insurance Agency of Nevada, Inc., a Nevada corporation which operates as an insurance broker.

5. MML Insurance Agency of Ohio, Inc. an Ohio corporation which operates as an insurance broker. (Controlled by MML Insurance Agency, Inc. through a voting trust agreement.)

6. MML Insurance Agency of Texas, Inc., a Texas corporation which operates as an insurance broker. (Controlled by MML Insurance Agency, Inc. through an irrevocable proxy arrangement.)

D.   MASSMUTUAL HOLDING MSC, INC. GROUP

     MassMutual Holding MSC, Inc. is the sole owner of each subsidiary or affiliate unless otherwise indicated.

1. MassMutual Corporate Value Limited, a Cayman Islands corporation which holds a 90% ownership interest in MassMutual Corporate Value Partners Limited, another Cayman Islands corporation operating as a high-yield bond fund. (MassMutual Holding MSC, Inc. - 46%)

2. 9048-5434 Quebec, Inc., a Canadian corporation which operates as the owner of Hotel du Parc in Montreal, Quebec, Canada.

3. 1279342 Ontario Limited, a Canadian corporation which operates as the owner of Deerhurst Resort in Huntsville, Ontario, Canada.

E.   MASSMUTUAL HOLDING TRUST I GROUP

     Set forth below are the direct and indirect subsidiaries and affiliates of MassMutual Holding Trust I. The parent is the sole owner of each subsidiary unless otherwise indicated.

Direct Subsidiaries of MassMutual Holding Trust I

1. Antares Capital Corporation, a Delaware corporation which operates as a finance company. (MassMutual Holding Trust I - 99%)

2. Charter Oak Capital Management, Inc., a Delaware corporation which operates as a manager of institutional investment portfolios. (MassMutual Holding Trust I - 80%)

3. Cornerstone Real Estate Advisers, Inc., a Massachusetts corporation which operates as an investment adviser.

4. DLB Acquisition Corporation, a Delaware corporation which operates as a holding company for the David L. Babson companies (MassMutual Holding Trust I - 85%).

5. Oppenheimer Acquisition Corp., a Delaware corporation which operates as a holding company for the Oppenheimer companies (MassMutual Holding Trust I - 89%).

Direct Subsidiary of DLB Acquisition Corporation

David L. Babson and Company Incorporated, a Massachusetts corporation which operates as an investment adviser.

Direct Affiliates of David L. Babson and Company Incorporated

1. Babson Securities Corporation, a Massachusetts corporation which operates as a securities broker-dealer.

2. Babson-Stewart Ivory International, a Massachusetts general partnership which operates as an investment adviser. (David L. Babson and Company Incorporated - 50%).

3. Potomac Babson Incorporated, a Massachusetts corporation which operates as an investment adviser (David L. Babson and Company Incorporated - 60%).

Direct Subsidiary of Oppenheimer Acquisition Corp.

OppenheimerFunds, Inc., a Colorado corporation which operates as the investment adviser to the Oppenheimer Funds.

Direct Subsidiaries of OppenheimerFunds, Inc.

1. Centennial Asset Management Corporation, a Delaware corporation which operates as investment adviser and general distributor of the Centennial Funds.

2. HarbourView Asset Management Corporation, a New York corporation which operates as an investment adviser.

3. OppenheimerFunds Distributor, Inc., a New York corporation which operates as a securities broker-dealer.

4. Oppenheimer Partnership Holdings, Inc., a Delaware corporation which operates as a holding company.

5. Oppenheimer Real Asset Management, Inc., a Delaware corporation which is the sub-adviser to a mutual fund investing in the commodities markets.

6. Shareholder Financial Services, Inc., a Colorado corporation which operates as a transfer agent for mutual funds.

7. Shareholder Services, Inc., a Colorado corporation which operates as a transfer agent for various Oppenheimer and MassMutual funds.

Direct Subsidiary of Centennial Asset Management Corporation

Centennial Capital Corporation, a Delaware corporation which formerly sponsored a unit investment trust.

Direct Affiliate of Cornerstone Real Estate Advisers, Inc.

Cornerstone Office Management, LLC, a Delaware limited liability company which serves as the general partner of Cornerstone Suburban Office, L.P. (Cornerstone Real Estate Advisers, Inc. - 50%; MML Realty Management Corporation - 50%).

F.   MASSMUTUAL HOLDING TRUST II GROUP

     MassMutual Holding Trust II is the sole owner of each subsidiary.

1. CM Advantage, Inc., a Connecticut corporation which serves as a general partner of real estate limited partnerships. The subsidiary is largely inactive and will be dissolved in the near future.

2. CM International, a Delaware corporation which is the issuer of collateralized mortgage obligation securities.

3. CM Property Management, Inc., a Connecticut corporation which serves as the general partner of Westheimer 335 Suites Limited Partnership. The partnership holds a ground lease with respect to hotel property in Houston, Texas.

4. HYP Management, Inc., a Delaware corporation which operates as the "LLC Manager" of MassMutual High Yield Partners II LLC, a high yield bond fund.

5. MassMutual Benefits Management, Inc., a Delaware corporation which supports MassMutual with benefit plan administration and planning services.

6. MMHC Investment, Inc., a Delaware corporation which is a passive investor in MassMutual/Darby CBO IM, Inc., MassMutual/Darby CBO LLC, MassMutual High Yield Partners II LLC, and other MassMutual investments.

7. MML Realty Management Corporation, a Massachusetts corporation which formerly operated as a manager of properties owned by MassMutual.

8. Urban Properties, Inc., a Delaware corporation which serves as a general partner of real estate limited partnerships and as a real estate holding company.

Direct Affiliate of MMHC Investment, Inc.

MassMutual/Darby CBO IM Inc., a Delaware corporation which operates as the "LLC Manager" of MassMutual/Darby CBO LLC, a collateralized bond obligation fund. (MMHC Investment, Inc. - 50%)

Direct Affiliate of MML Realty Management Corporation

Cornerstone Office Management, LLC, a Delaware limited liability company which serves as the general partner of Cornerstone Suburban Office, L.P. (MML Realty Management Corporation - 50%; Cornerstone Real Estate Advisers, Inc. - 50%).

G.   MASSMUTUAL INTERNATIONAL, INC. GROUP

     Set forth below are the direct or indirect subsidiaries and affiliates of MassMutual International, Inc. The parent is the sole owner of each subsidiary or affiliate unless otherwise indicated.

Direct Affiliates of MassMutual International, Inc.

1. MassMutual Internacional (Argentina) S.A., a corporation organized in the Argentine Republic which operates as a holding company. (MassMutual International, Inc. - 99%; MassMutual Holding Company - 1%)

2. MassMutual Internacional (Chile) S.A., a corporation organized in the Republic of Chile which operates as a holding company. (MassMutual International, Inc. - 99%; MassMutual Holding Company - 1%)

3. MassMutual International (Bermuda) Ltd., a corporation organized in Bermuda which operates as a life insurance company.

4. MassMutual International (Luxembourg) S.A., a corporation organized in the Grand Duchy of Luxembourg which operates as a life insurance company. (MassMutual International, Inc. - 99%; MassMutual Holding Company - 1%)

5. MassLife Seguros de Vida, S.A., a corporation organized in the Argentine Republic which operates as a life insurance company. (MassMutual International, Inc. - 99.9%)

Direct Subsidiaries of MassMutual Internacional (Argentina) S.A.

MassMutual Services S.A., a corporation organized in the Argentine Republic which operates as a service company. (MassMutual Internacional (Argentina) S.A.
- 99%; MassMutual International, Inc. - 1%)

Direct Affiliate of MassMutual Internacional (Chile) S.A.

1. Mass Seguros de Vida S.A., a corporation organized in the Republic of Chile which operates as a life insurance company. (MassMutual Internacional (Chile) S.A. - 33.5%)

2. Origen Inversiones S.A., a corporation organized in the Republic of Chile which operates as a holding company. (MassMutual Internacional (Chile) S.A.
     - 33.5%)

Direct Subsidiary of Origen Inversiones S.A.

Compania de Seguros Vida Corp S.A., corporation organized in the Republic of Chile which operates as an insurance company. (Origen Inversiones S.A. - 99%)

H.   REGISTERED INVESTMENT COMPANY AFFILIATES

Each of the following entities is a registered investment company sponsored by MassMutual or one of its affiliates.

1. DLB Fund Group, a Massachusetts business trust which operates as an open-end investment company advised by David L. Babson and Company Incorporated. MassMutual owns at least 25% of each series of shares issued by the fund.

2. MML Series Investment Fund, a Massachusetts business trust which operates as an open-end investment company. All shares issued by the trust are owned by MassMutual and certain of its affiliates.

3. MassMutual Corporate Investors, a Massachusetts business trust which operates as a closed-end investment company. MassMutual serves as investment adviser to the trust.

4. MassMutual Institutional Funds, a Massachusetts business trust which operates as an open-end investment company. All shares issued by the trust are owned by MassMutual.

5. MassMutual Participation Investors, a Massachusetts business trust which operates as a closed-end investment company. MassMutual serves as investment adviser to the trust.

6. Oppenheimer Series Fund, Inc., a Maryland corporation which operates as an open-end investment company. MassMutual and affiliates own a majority of certain series of shares issued by the fund.

7. Panorama Series Fund, Inc., a Maryland corporation which operates as an open-end investment company. All shares issued by the fund are owned by MassMutual and certain affiliates.

ITEM 27. NUMBER OF CONTRACT OWNERS

As of February 28, 1999, there were 22,205 Contract Owners in the Separate Account.

ITEM 28. INDEMNIFICATION

The following provisions regarding the Indemnification of Directors and Officers of the Registrant are applicable: Connecticut Law. Because all directors and officers of the Registrant shall serve at the request of its parent corporation, Connecticut Mutual Life Insurance Company, a Connecticut nonstock corporation, indemnification of the directors and officers may be provided by Connecticut Mutual Life Insurance Company. Except where an applicable insurance policy is procured, Connecticut General Statutes ("C.G.S.") Section 33-454a governs indemnification by a nonstock corporation of persons who are serving at its request as directors or officers of a stock corporation. Under C.G.S. Section 33-454a, a nonstock corporation shall indemnify any director or officer who was or is a party, or was threatened to be made a party, to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (hereinafter referred to as "proceeding") by virtue of the fact that he or the person whose legal representative he is or was serving at the request of the nonstock corporation as a director or officer of a stock corporation, against "covered expenditures" if (and only if) his conduct met the applicable statutory eligibility standard. The types of expenditures which are covered and the statutory eligibility standard vary according to the type of proceeding to which the director or officer is or was a party or was threatened to be made a party.

According to C.G.S. Section 33-454a, in non-derivative proceedings other than ones brought in connection with an alleged claim based upon the purchase or sale by a director or officer of securities of stock corporation, which the director or officer serves or served at the request of the nonstock corporation, the nonstock corporation shall indemnify a director or officer against judgements, fines, penalties, amounts paid in settlement and reasonable expenses, including attorneys' fees, actually incurred by him in connection with the proceeding, or any appeal therein, if and only if he acted (i) in good faith and (ii) in a manner he reasonably believed to be in the best interests of the nonstock corporation. However, where the proceeding brought is criminal in nature, C.G.S.
Section 33-454a requires that the director of officer must satisfy the additional condition that he had no reasonable cause to believe that his conduct was unlawful in order to be indemnified. A director or officer also will be entitled to indemnification as described above if (i) he is successful on the merits in the defense of any non-derivative proceeding brought against him or
(ii) a court shall have determined that in view of all the circumstances he is fairly and reasonably entitled to be indemnified. The decision about whether the director or officer qualifies for indemnification under C.G.S, Section 33- 454a may be made (i) in writing by a majority of those members of the board of directors of the nonstock corporation who were not parties to the proceeding in question, (ii) in writing by independent legal counsel selected by a consent in writing signed by a majority of those directors who were not parties to the proceeding, (iii) in the case of an employee or an agent of the nonstock corporation who is serving as a director or an officer of a stock corporation at the request of the nonstock corporation, by the nonstock corporation's general counsel, or (iv) by the members of the nonstock corporation entitled to vote thereon. A director or officer also may apply to a court of competent jurisdiction for indemnification even though he previously applied to the board, independent legal counsel, the general counsel or the members and his application for indemnification was rejected.

For the purposes of C.G.S. Section 33-454a, the termination of any proceeding by judgement, order, settlement, conviction or upon a plea of nolo contendere or its equivalent shall not create, of itself, a presumption that the director or officer did not act in good faith or in a manner which that director or officer did not believe reasonably to be in the best interests of the nonstock corporation. Likewise, the termination of a criminal act or proceeding shall not create, of itself, a presumption that the director or officer had reasonable cause to believe that his conduct was unlawful.

In non derivative proceedings based on the purchase or sale of securities of the stock corporation, which the director or officer serves or served at the request of the nonstock corporation, C.G.S. Section 333-454a provides that the nonstock corporation shall indemnify the director or officer only after a court shall have determined upon application that, in view of all the circumstance, the director or officer is fairly and reasonably entitled to be indemnified. Furthermore, the expenditures for which the director or officer shall be indemnified shall be only such amount as the court determines to be appropriate.

Pursuant to C.G.S. Section 33-454a, where a director or officer was or is a party or was threatened to be made a party to a derivative proceeding, the nonstock corporation shall indemnify him against expenses, including attorneys' fees, actually and reasonably incurred by him in connection with the proceeding or any appeal therein, in relation to matters as to which he is finally adjudged not to have breached his duty to the nonstock corporation. The nonstock corporation also shall indemnify a director or officer where the court determined that, in view of all the circumstances, such person is fairly and reasonably entitled to be indemnified; however, in such a situation, the individual shall be indemnified only for such amount as the court determines to be appropriate. Furthermore, the statute provides that the nonstock corporation shall not indemnify a director or officer for amounts paid to the nonstock corporation, to a plaintiff or to counsel for a plaintiff in settling or otherwise disposing of a threatened or pending action, with or without court approval, or for expenses incurred in defending a threatened action or a pending action which is settled or otherwise disposed of without court approval.

C.G.S. Section 33-454a also provides that expenses incurred in defending a proceeding may be paid by the nonstock corporation in advance of the final disposition of such proceeding upon authorization of the board or directors of the nonstock corporation, provided said expenses are indemnifiable under the statute and the director of officer agrees to repay such amount if he is later found not entitled to indemnification by the nonstock corporation.

Any provision in the certificate of incorporation, the by-laws, a member or director resolution, of agreement or otherwise that is inconsistent with C.G.S.
Section 33-454a is invalid; provided, however, that the statute specifically authorizes a nonstock corporation to procure insurance providing greater indemnification rights than those set out in C.G.S. Section 33-454a, the premium cost of which may be shared with the director or officer on such basis as my be agreed upon.

Indemnification provided by Connecticut Mutual Life Insurance Company to the directors and officers of the Registrant may also be governed by C.G.S. Section 38-27b, which governs indemnification of persons serving as directors and officers of a stock corporation at the request of a mutual insurance company. Under C.G.S. Section 38- 27b, the extent of indemnification that may be provided by a mutual insurance company is more limited than that which may be provided by a nonstock corporation under C.G.S. Section 33-454a. Unlike a nonstock corporation, a mutual insurance company may not provide indemnification based solely on a determination that: (i) the director or officer was successful on the merits in the proceeding, or (ii) in view of all circumstances, the director or officer is fairly and reasonably entitled to be indemnified. Furthermore, unlike a nonstock corporation, a mutual insurance company may not indemnify an employee or an agent of the mutual company serving at its request as a director or an officer of a stock corporation based solely on a determination by the general counsel of the nonstock corporation that the director or officer has met the applicable standard of behavior entitling him to indemnification.

The Directors and Officers of the Registrant are covered under a Directors and Officers liability policy written by Sargasso Mutual Insurance Company, Ltd. naming the Directors and Officers of Connecticut Mutual Life Insurance Company and its subsidiaries (including the Registrant) as insureds. Such Directors and Officers are indemnified for loss arising from any claim by reason of any Wrongful Act in their capacities as Directors or Officers. The term "loss" means any amount which the Insureds are legally obligated to pay for a claim for Wrongful Acts. The term "Wrongful

Act" means any of alleged breach of duty, neglect, error, misstatement, misleading statement or omission actually or allegedly caused, committed or attempted by a Director of Officer while acting individually or collectively in their capacity as such, claimed against them solely by reason of their Directors and Officers. The limit of liability under the policy is $15,000,000 each policy year.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provision, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 29. Principal Underwriters

        (a) MML Distributors, LLC, a controlled subsidiary of MassMutual, acts as principal underwriter for registered separate accounts of MassMutual, C.M. Life and MML Bay State.

        (b)(1) MML Distributors, LLC, is the principal underwriter for the contracts. The following people are officers and member representatives of the principal underwritier.

                      OFFICERS AND MEMBER REPRESENTATIVES
                             MML DISTRIBUTORS, LLC

Kenneth M. Rickson       Member Representative        One Monarch Place
                         G.R. Phelps & Co., Inc.      1414 Main Street
                                                      Springfield, MA 01144-1013

Margaret Sperry          Member Representative        1295 State Street
                         Massachusetts Mutual         Springfield, MA 01111-0001
                         Life Insurance Co.

Kenneth M. Rickson       Chief Executive Officer,     One Monarch Place
                         President, and Main OSJ      1414 Main Street
                         Supervisor                   Springfield, MA 01144-1013

John E. Forrest          Vice President               One Monarch Place
                                                      1414 Main Street
                                                      Springfield, MA 01144-1013

Michael L. Kerley        Vice President               One Monarch Place
                         Assistant Secretary          1414 Main Street
                                                      Springfield, MA 01144-1013

Ronald E. Thomson        Vice President               One Monarch Place
                                                      1414 Main Street
                                                      Springfield, MA 01144-1013

James T. Bagley          Treasurer                    1295 State Street
                                                      Springfield, MA 01111

Bruce C. Frisbie         Assistant Treasurer          1295 State Street
                                                      Springfield, MA 01111-0001

Raymond W. Anderson      Assistant Treasurer          140 Garden Street
                                                      Hartford, CT 06154

Ann F. Lomeli            Secretary                    1295 State Street
                                                      Springfield, MA 01111-0001

Marilyn A. Sponzo        Chief Legal Officer          One Monarch Place
                         Assistant Secretary          1414 Main Street
                                                      Springfield, MA 01144-1013

Robert Rosenthal         Compliance Officer           One Monarch Place
                                                      1414 Main Street
                                                      Springfield, MA 01144-1013

Melissa Thompson         Registration Manager         One Monarch Place
                                                      1414 Main Street
                                                      Springfield, MA 01144-1013

Ruth B. Howe             Director of Continuing       One Monarch Place
                         Education                    1414 Main Street
                                                      Springfield, MA 01144-1013

Peter D. Cuozzo          Variable Life Supervisor     140 Garden Street
                         and Hartford OSJ Supervisor  Hartford, CT 06154

Anne Melissa             Dowling Large Corporate      140 Garden Street
                         Markets Supervisor           Hartford, CT 06154

        (b)(2) MML Investors Services, Inc. is the co-underwriter of the contracts. The following people are the officers and directors of the co-underwriter.

                          MML INVESTORS SERVICES, INC.
                             OFFICERS AND DIRECTORS

OFFICER                                               BUSINESS ADDRESS
-------                                               ----------------
Kenneth M. Rickson                                    One Monarch Place
President                                             1414 Main Street
                                                      Springfield, MA 01144-1013

Michael L. Kerley                                     One Monarch Place
Vice President, Chief Legal Officer,                  1414 Main Street
Chief Compliance Officer, Assistant Secretary         Springfield, MA 01144-1013

Ronald E. Thomson                                     One Monarch Place
Vice President, Treasurer                             1414 Main Street
                                                      Springfield, MA 01144-1013

Ann F. Lomeli                                         1295 State Street
Secretary/Clerk                                       Springfield, MA 01111

John E. Forrest                                       One Monarch Place
Vice President                                        1414 Main Street
National Sales Director                               Springfield, MA 01144-1013

Marilyn A. Sponzo                                     One Monarch Place
Assistant Secretary                                   1414 Main Street
                                                      Springfield, MA 01144-1013

James Furlong                                         One Monarch Place
Chief Operations Officer                              1414 Main Street
                                                      Springfield, MA 01144-1013

James T. Bagley                                       One Monarch Place
Controller                                            1414 Main Street
                                                      Springfield, MA 01144-1013

David Deonarine                                       One Monarch Place
Sr. Registered Options Principal                      1414 Main Street
Compliance Registered Options Principal               Springfield, MA 01144-1013

Nicholas J. Orphan                                    245 Peach Tree Center Ave., Suite 2330
Regional Supervisor (South)                           Atlanta, GA 30303

Robert W. Kumming                                     1295 State Street
Retirement Services Regional Supervisor               Springfield, MA 01111
(East/Central)

Peter J. Zummo                                        1295 State Street
Retirement Services Regional Supervisor(South/West)   Springfield, MA 01111

Bruce Lukowiak                                        6263 North Scottsdale Rd., Suite 222
Regional Supervisor (West)                            Scottsdale, AZ 85250

Gary L. Greenfield                                    1 Lincoln Center, Suite 1490
Regional Supervisor (Central)                         Oakbrook Terrace, IL 60181

Burvin E. Pugh, Jr.                                   1295 State Street
Chief Agency Field Force Supervisor                   Springfield, MA 01111

John P. McCloskey                                     1295 State Street
Regional Supervisor (East)                            Springfield, MA 01144

Robert J. O'Connell                                   1295 State Street
Chairman of the Board of Directors                    Springfield, MA 01144

Susan Alfano                                          1295 State Street
Director                                              Springfield, MA 01111

Lawrence V. Burkett, Jr.                              1295 State Street
Director                                              Springfield, MA 01111

John B. Davies                                        1295 State Street
Director                                              Springfield, MA 01111

Anne Melissa Dowling                                  140 Garden Street
Director                                              Hartford, CT 01654

Gary T. Huffman                                       1295 State Street
Director                                              Springfield, MA 01111

Douglas J. Jangraw                                    140 Garden Street
Director                                              Hartford, CT 01654

Burvin E. Pugh, Jr.                                   1295 State Street
Director                                              Springfield, MA 01111

        (c) See the section captioned "Distribution" in the Statement of Additional Information.

ITEM 30. LOCATION OF ACCOUNTS AND RECORDS

The records to be maintained by Section 31(a) of the Investment Company Act of 1940 and Rules 31a-1 to 31a-3 promulgated thereunder, are maintained by C.M. Life at 140 Garden Street, Hartford, Connecticut 06154 and by MMLISI at 1414 Main Street, Springfield, MA 01144-1013.

ITEM 31. MANAGEMENT SERVICES.

     None.

ITEM 32. UNDERTAKINGS

(a) Registrant undertakes that it will file a post-effective amendment to this registration statement as frequently as necessary to ensure that the audited financial statements in the registration statement are never more than 16 months old for so long as Purchase Payments under the Contract may be accepted (except in accordance with SEC staff no-action correspondence).

(b) Registrant undertakes that it will include either (i) a postcard or similar written communication affixed to or included in the Prospectus that the applicant can remove to send for a Statement of Additional Information or (ii) a space in the Contract application that an applicant can check to request a Statement of Additional Information.

(c) Registrant undertakes to deliver any Statement of Additional Information and any financial statements required to be made available under this Form promptly upon written or oral request of C.M. Life at the address or phone number listed in the Prospectus.


(D)  Section 403(B) Representations


C.M. Life represents that it is relying on a no-action letter dated November 28, 1988, to the American Council of Life Insurance (Ref. No. IP-6-88), regarding Sections 22(e), 27(c)(1), and 27(d) of the Investment Company Act of 1940, in connection with redeemability restrictions on Section 403(b) Contracts, and that paragraph numbered (1) through (4) of the letter will be complied with.


(e)  Statement Pursuant To Rule 6c-7: Texas Optional Retirement Program


C.M. Life and the Separate Account rely of 17 C.F.R. ss. 270.6c-7, and represent that the provisions of that Rule have been or will be complied with.


(f) C.M. Life Insurance Company hereby represents that the fees and charges deducted under the group and individual flexible premium deferred annuity contracts described in this Registration Statement in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by C.M. Life Insurance Company.

                                   SIGNATURES


Pursuant to the requirements of the Securities Act of 1933, the Registrant, Panorama Plus Separate Account, certifies that it meets all of the requirement for effectiveness of this Post-Effective Amendment No. 9 pursuant to Rule 485(b) under the Securities Act of 1933 and has caused this Post-Effective Amendment No. 9 to Registration Statement No. 33-45122 to be signed on its behalf by the undersigned thereunto duly authorized, all in the city of Springfield and the Commonwealth of Massachusetts, on the 22nd day of April, 1999.


     PANORAMA PLUS SEPARATE ACCOUNT

     C.M. LIFE INSURANCE COMPANY
          (Depositor)

          By: /s/ Lawrence V. Burkett, Jr.*
        ---------------------------------
              Lawrence V. Burkett, Jr., Director, President and Chief Executive Officer
              C.M. Life Insurance Company


/s/ Richard M. Howe        On April 22, 1999, as Attorney-in-Fact pursuant to
---------------------      powers of attorney.
*Richard M. Howe

     As required by the Securities Act of 1933, this Post-Effective Amendment No. 9 to Registration Statement No. 33-45122 has been signed by the following persons in the capacities and on the dates indicated.


Signature                               Title                                              Date
---------                               -----                                              ----
/s/ Lawrence V. Burkett, Jr.*           Director, President and Chief                      April 22, 1999
-------------------------------         Executive Officer
Lawrence V. Burkett, Jr.

/s/ Edward M. Kline*                    Vice President and Treasurer                       April 22, 1999
-------------------------------         (Principal Financial Officer)
Edward M. Kline

/s/ John M. Miller, Jr.*                Vice President and Comptroller                     April 22, 1999
-------------------------------         (Principal Accounting Officer)
John M. Miller Jr.

/s/ John B. Davies*                     Director                                           April 22, 1999
-------------------------------
John B. Davies

/s/ Stuart H. Reese*                    Director                                           April 22, 1999
-------------------------------
Stuart H. Reese.

/s/ Isadore Jermyn*                     Director                                           April 22, 1999
-------------------------------
Isadore Jermyn

/s/ James Miller*                       Director                                           April 22, 1999
-------------------------------
James Miller

/s/ Robert J. O'Connell*                Director                                           April 22, 1999
-------------------------------
Robert J. O'Connell

/s/ Richard M. Howe                     On April 22, 1999, as Attorney-in-Fact pursuant to
-------------------------------         powers of attorney.
*Richard M. Howe

                     REPRESENTATION BY REGISTRANT'S COUNSEL


As attorney to the Registrant, I, James M. Rodolakis, have reviewed this Post-Effective Amendment No. 9 to Registration Statement No. 33-45122, and represent, pursuant to the requirement of paragraph (e) of Rule 485 under the Securities Act of 1933, that this Amendment does not contain disclosures which would render it ineligible to become effective pursuant to paragraph (b) of said Rule 485.

/s/ James M. Rodolakis
------------------------------
James M. Rodolakis
Counsel
C.M. Life Insurance Company

                                 EXHIBIT INDEX


(9)     Opinion of and Consent of Counsel

(10)(i) Consent of Independent Accountants, PricewaterhouseCoopers LLP